UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

V2X, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

V2X, Inc.

2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

V2X™ | TRUSTED WHEREVER THE MISSION LEADS

March 20, 2023
V2X, Inc.
7901 Jones Branch Drive
Suite 700
McLean, VA 22102
Dear Fellow Shareholders:
You are cordially invited to attend the 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting”) of V2X, Inc., formerly known as Vectrus, Inc. (“V2X” or the “Company”), which will be held at 8:00 a.m. Eastern Time on May 4, 2023. Our 2023 Annual Meeting will be a virtual meeting conducted solely online and can be attended by visiting www.virtualshareholdermeeting.com/VVX2023. A virtual meeting will allow all shareholders who desire to attend and vote at our annual meeting to do so safely and securely. Details regarding how to attend the meeting online and the business to be presented at the meeting can be found in the accompanying Notice of Annual Meeting and 2023 Proxy Statement (“Proxy Statement”).
We have elected to take advantage of the U.S. Securities and Exchange Commission’s rule that allows us to furnish our proxy materials to our shareholders over the Internet. We believe electronic delivery will expedite the distribution of materials and, by printing and mailing a smaller volume, will reduce the environmental impact of our annual meeting materials and help lower our costs.
On or about March 20, 2023, a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) will be mailed to our shareholders. The Notice of Internet Availability will contain instructions on how to access our proxy materials online, including the 2023 Proxy Statement and the Company’s 2022 Annual Report to shareholders. You will not receive a printed copy of these materials unless you specifically request one.
Your vote is important. You may vote your shares in advance of the meeting via the Internet, by telephone, by mail, or by attending and voting online at the 2023 Annual Meeting. Please refer to the section “How do I vote” in the accompanying Proxy Statement for detailed voting instructions. Whether or not you plan to attend the 2023 Annual Meeting, please vote as soon as possible.
On behalf of the Company, we extend our appreciation of your continued support.
Sincerely,
CHARLES L. PROW
PRESIDENT AND CHIEF EXECUTIVE OFFICER
MARY L. HOWELL
NON-EXECUTIVE CHAIRMAN OF
THE BOARD OF DIRECTORS

NOTICE OF 2023 ANNUAL MEETING OF SHAREHOLDERS
LOCATION DETAILS
TIME: 8:00 a.m. Eastern Time, on Thursday, May 4, 2023
PLACE: Virtual meeting at www.virtualshareholdermeeting.com/VVX2023
ITEMS OF BUSINESS
ITEM 1 To elect three Class III Directors as members of the Board of Directors for a three-year term, each as named in the accompanying Proxy Statement.
ITEM 2 To ratify the appointment of RSM US LLP as the Company’s Independent Registered Public Accounting Firm for 2023.
ITEM 3 To approve, on an advisory basis, the compensation paid to our named executive officers, as described herein.
ITEM 4 To transact such other business as may properly come before the meeting or any adjournments, postponements or continuations of the meeting.
WHO CAN VOTE?
You can vote if you were a shareholder at the close of business on March 13, 2023, the record date for the 2023 Annual Meeting.
ANNUAL REPORT TO SHAREHOLDERS AND ANNUAL REPORT ON FORM 10-K
Our Annual Report to Shareholders, which includes the 2022 Annual Report on Form 10-K (the “2022 Annual Report”), is being furnished along with this Proxy Statement to shareholders of record.
MAILING OR AVAILABILITY DATE

Beginning on or about March 20, 2023, this Notice of the 2023 Annual Meeting, the 2023 Proxy Statement, and the 2022 Annual Report are being mailed or made available, as the case may be, to shareholders of record on March 13, 2023.

ABOUT PROXY VOTING

Your vote is important. Proxy voting permits shareholders unable to attend the 2023 Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. If you do not provide instructions on how to vote, the proxies will vote as recommended by the Board of Directors. Most shareholders will not receive paper copies of our proxy materials and can vote their shares by following the Internet voting instructions provided on the Notice of Internet Availability. If you are a registered owner and requested a paper copy of the proxy materials, you can vote your shares by completing and returning your proxy card or by following the Internet or telephone voting instructions provided on the proxy card. Beneficial owners who received or requested a paper copy of the proxy materials can vote their shares by completing and returning their voting instruction form or by following the Internet or telephone voting instructions provided on the voting instruction form. You can change or revoke your proxy at any time prior to the 2023 Annual Meeting by following the instructions on page 6 of this Proxy Statement and on the proxy card.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
Important Notice Regarding the Availability of Proxy Materials for the 2023 Annual Meeting to be held on Thursday, May 4, 2023 at 8:00 a.m. Eastern Time. The Company’s 2023 Proxy Statement, 2022 Annual Report and this Notice of 2023 Annual Meeting are available online at www.proxyvote.com.
If you want to receive a paper or email copy of these documents, you must request a copy. There is no charge to you for requesting a copy. Please make your request for a copy as instructed in this Proxy Statement on or before April 20, 2023 to facilitate timely delivery.
By order of the Board of Directors,
KEVIN T. BOYLE
SENIOR VICE PRESIDENT, CHIEF LEGAL OFFICER, GENERAL COUNSEL AND
CORPORATE SECRETARY
March 20, 2023

OUR ENVIRONMENTAL, SOCIAL, AND GOVERNANCE PROGRAM
At V2X, our Environmental, Social, and Governance (“ESG”) programs form an important part of our corporate values and long-standing business priorities. Our ESG programs reflect our current understanding of the goals and requirements of our stakeholders, and the relevant laws, regulations, and standards under which we operate.
Our Board of Directors’ standing committees oversee various aspects of our ESG programs:
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The Nominating and Governance Committee oversees our ESG programs, including health and safety matters;

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The Compensation and Personnel Committee receives reports from management on diversity and inclusion efforts and initiatives; and

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The Audit Committee oversees the Company’s compliance program, including its Code of Conduct and ethics program, and reviews the cybersecurity program and cyber risk assessment.

We describe below our key ESG focus areas, accomplishments, and initiatives for 2022. In 2023, we established an internal ESG task force, comprised of our cross-functional ESG leaders, to identify priority ESG topics and assist in the development and implementation of an enterprise—wide ESG strategy.

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V2X QUICK FACTS
ANNUAL MEETING OF SHAREHOLDERS INFORMATION
DATE	May 4, 2023	CORPORATE WEBSITE	https://www.gov2x.com
TIME	8:00 a.m. Eastern Time	INVESTOR RELATIONS WEBSITE	https://www.gov2x.com (under “Investors”)
LOCATION	Virtual at: www.virtualshareholdermeeting.com/ VVX2023	ANNUAL REPORT ON FORM 10-K	https://www.gov2x.com (under “Investors” then “SEC Filings” then “Documents”)
RECORD DATE	March 13, 2023	CODE OF CONDUCT	https://www.gov2x.com (under “Investors” then “Governance Documents”)
TRANSFER AGENT	Computershare Trust Company, N.A
CORPORATE HEADQUARTERS	7901 Jones Branch Drive Suite 700 McLean, Virginia 22102
ANNUAL MEETING OF SHAREHOLDERS
AGENDA ITEMS TO BE VOTED ON	MANAGEMENT RECOMMENDATION
ITEM 1. ELECTION OF DIRECTORS
To elect Class III Directors: −John “Ed” Boyington, Jr. −Melvin F. Parker −Stephen L. Waechter	FOR EACH CLASS III DIRECTOR NOMINEE
ITEM 2. RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To ratify the appointment of RSM US LLP as the Company’s Independent Registered Public Accounting Firm for 2023.	FOR
ITEM 3. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
To approve, on an advisory basis, the compensation of our named executive officers, as described in the 2023 Proxy Statement.	FOR

DIRECTORS STANDING FOR ELECTION	INDEPENDENT	COMMITTEE ASSIGNMENT
John “Ed” Boyington, Jr.	NO	Member of the Strategy Committee
Melvin F. Parker	YES	Chair of the Nominating and Governance Committee and Member of the Audit and Strategy Committees
Stephen L. Waechter	YES	Chair of the Audit Committee and Member of the Nominating and Governance Committee
NUMBER OF 2022 BOARD AND COMMITTEE MEETINGS
Board	12
Audit Committee	12
Compensation and Personnel Committee	9
Nominating and Governance Committee	6
Strategy Committee	5
INDEPENDENT NON-EXECUTIVE CHAIRMAN

Mary L. Howell
2022 ANNUAL NON-MANAGEMENT DIRECTOR COMPENSATION AND OWNERSHIP GUIDELINES
Cash Retainer	$85,000
Restricted Stock Units	$130,000
Audit Committee Chair – Incremental Compensation	$20,000 Cash Retainer
Compensation and Personnel Committee Chair – Incremental Compensation	$17,500 Cash Retainer
Nominating and Governance Committee Chair – Incremental Compensation	$15,000 Cash Retainer
Strategy Committee Chair – Incremental Compensation	$15,000 Cash Retainer
Non-Executive Chairman – Incremental Compensation	$50,000 Cash Retainer and $50,000 in Restricted Stock Unit
Director Share Ownership Guidelines	5 X the Annual Cash Retainer Amount
BOARD SIZE

11 Directors

KEY PRINCIPLES AND PRACTICES
Independent Chairman of the Board.
Majority vote standard in uncontested elections.

Restriction on the number of boards of publicly-traded companies on which members of our Board of Directors (each a “Director”) may serve to avoid overboarding, including the number of boards on which a Director who is a CEO may serve. See “Information About the Board of Directors and Other Matters — Corporate Governance Principles” below.

Annual Board and Committee evaluations.
Risk oversight by the Board and Audit Committee, and consideration by the Compensation and Personnel Committee of enterprise risk factors in establishing executive compensation design and objectives.
Compensation substantially tied to performance.
No excessive perquisites.
No tax gross-ups on perquisites or in connection with a change in control. Tax protection may be provided for amounts associated with relocation.
Policy against hedging, pledging or speculating in Company stock.
Share ownership guidelines for Directors and officers.
Compensation “clawback” policy.
No poison pill.
Regular executive sessions of the Board and each Committee without management present.
Board regularly reviews Board composition, including diversity and tenure, as well as Committee structure through its Nominating and Governance Committee.
Annual review by the Board of the Corporate Governance Principles and by the Committees of their respective charters
WE DO…
Use an independent compensation consultant.
Pay for performance.
Maintain meaningful stock ownership guidelines for Directors and officers.
Conduct an annual say-on-pay vote.
Mitigate compensation risk through oversight by the Compensation and Personnel Committee of the design and objectives of our executive compensation programs.

Maintain “double trigger” change in control provisions in our equity award agreements and our equity incentive plan that require both consummation of a change in control transaction and termination of employment for accelerated vesting.

Provide for a minimum vesting period of one year for employee equity grants, and generally provide in our employee award agreements for vesting in equal annual installments over a three-year period for our restricted stock units.

Enable the Board to seek clawback or recoupment of performance-based compensation, including all equity-based compensation, from executives under certain circumstances in the event of a material restatement of the Company’s financial results.

WE DO NOT…
Reprice stock options.
Provide tax gross-ups for perquisites or in connection with a change in control; however, tax protection may be provided for costs associated with relocation.
Guarantee minimum bonus payments.
Provide for automatic base salary increases.
Have fixed-term employment arrangements with our named executive officers. All named executive officers are at-will employees.
Provide a traditional pension plan.

2023 PROXY STATEMENT

INFORMATION ABOUT THIS PROXY STATEMENT AND VOTING
Your vote is very important to us. For this reason, the Board of Directors of V2X (the “Board of Directors” or the “Board”) is furnishing this proxy statement (the “Proxy Statement”) in connection with the solicitation of proxies to vote on matters to be submitted at our 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting”) or at any adjournments, postponements or continuations thereof. The Notice of the 2023 Annual Meeting, this Proxy Statement, the accompanying proxy card and our Annual Report to Shareholders, which includes the 2022 Annual Report on Form 10-K (the “2022 Annual Report”), were first sent or given on or about March 20, 2023 to shareholders of record as of March 13, 2023.
In this Proxy Statement, unless the context requires otherwise, any of the “Company,” “V2X,” “we,” “us” and “our” refers to V2X, Inc. and its subsidiaries, and for periods prior to our business combination transaction with Vertex Aerospace Services Holding Corp. (the “Vertex Transaction” or the “Merger”), refers only to Vectrus, Inc. and its subsidiaries. References throughout this Proxy Statement to “common stock” mean the common stock, par value $0.01 per share, of V2X, unless the context requires otherwise.
WHY DID I RECEIVE THESE PROXY MATERIALS?
Beginning on or about March 20, 2023, this Proxy Statement is being mailed or made available, as the case may be, to shareholders who were V2X shareholders as of the close of business on March 13, 2023 (the “Record Date”), as part of the Board of Directors’ solicitation of proxies for the 2023 Annual Meeting or any adjournments, postponements or continuations thereof.
WHY ARE YOU HOLDING A VIRTUAL ANNUAL MEETING?
Our 2023 Annual Meeting will be held solely in a virtual format, which will be conducted via a live webcast. A virtual meeting will enable all shareholders, irrespective of their size or resources, to safely and securely attend and vote at the 2023 Annual Meeting, at no cost. However, you will bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. We also believe that the online meeting platform we have selected will enable shareholders to participate in the meeting as they would at an in-person meeting.
WHO IS ENTITLED TO VOTE?
You can vote if you owned shares of the Company’s common stock as of the close of business on the Record Date.
IS A LIST OF SHAREHOLDERS AVAILABLE?
The names of shareholders of record entitled to vote at the 2023 Annual Meeting will be available to shareholders at least five business days prior to our 2023 Annual Meeting at our principal executive offices located at 7901 Jones Branch Drive, Suite 700, McLean, Virginia 22102 during normal business hours. The list will also be available to shareholders at www.virtualshareholdermeeting.com/VVX2023 during the 2023 Annual Meeting.
WHAT ITEMS OF BUSINESS WILL I BE VOTING ON?
You are voting on the following items of business:

To elect three Class III Directors as members of the Board of Directors for a three-year term, each as named in this Proxy Statement.

To ratify the appointment of RSM US LLP (“RSM”) as the Company’s Independent Registered Public Accounting Firm for 2023.

To approve, on an advisory basis, the compensation paid to our named executive officers, as described herein.

To transact such other business as may properly come before the meeting or any adjournments, postponements or continuations thereof.

There are three formal items scheduled to be voted upon at the 2023 Annual Meeting as described in this Proxy Statement. As of the date of this Proxy Statement, the Board of Directors is not aware of any business other than as described in this Proxy Statement that will be presented for a vote at the 2023 Annual Meeting.
HOW DO I VOTE?
You can either vote via the web portal at the 2023 Annual Meeting or in advance of the 2023 Annual Meeting, whether or not you attend the 2023 Annual Meeting. If you are a registered owner, the proxy card or notice regarding the Internet availability of proxy materials will explain how to vote your shares. Alternatively, if you hold shares through a brokerage firm, trustee, bank, or other financial intermediary or nominee, which is known as holding shares in “street name,” you will receive either a notice of Internet availability of proxy materials or a voting instruction form from that broker, trustee, bank or other financial intermediary or nominee, each of which we refer to as an “intermediary.” The notice or form, as applicable, will explain how to direct the voting of your shares through the intermediary, including the ability to provide voting instructions via the Internet or by telephone.
WHAT IS THE DIFFERENCE BETWEEN A REGISTERED OWNER AND A BENEFICIAL OWNER?
If the shares you own are registered in your name directly with Computershare Trust Company, N.A., our transfer agent, you are the registered owner and the “shareholder of record.” If the shares you own are held in street name, you are considered the “beneficial owner” because someone else holds the shares on your behalf.
WHAT ARE THE PROXY VOTING PROCEDURES?
Your vote is important. After reviewing this Proxy Statement, please vote your shares right away to make sure that your shares are represented at the 2023 Annual Meeting. Please follow the voting instructions on the notice of Internet availability of proxy materials, proxy card (if you are a shareholder of record) or on the voting instruction form (if you are a beneficial owner). You may vote:

BY INTERNET	BY TELEPHONE (FROM U.S.)	BY MAIL
WHY DOES THE BOARD SOLICIT PROXIES FROM SHAREHOLDERS?
Since it is impractical for all shareholders to attend the 2023 Annual Meeting and vote at the meeting, the Board of Directors recommends that you appoint the two people named on the accompanying proxy card to act as your proxies at the 2023 Annual Meeting.
HOW DO THE PROXIES VOTE?
The proxies vote your shares in accordance with your voting instructions. If you appoint the proxies but do not provide voting instructions, they will vote your shares as recommended by the Board of Directors, except as discussed below under “What is a broker non-vote?” If any other matters not described in this Proxy Statement are properly brought before the meeting for a vote, the proxies will use their discretion in deciding how to vote on those matters.
HOW MANY VOTES DO I HAVE?
You have one vote for every share of common stock that you owned on the Record Date.
HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE ON THE PROPOSALS?
The Board of Directors recommends that you vote:
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“FOR” the election of each of the Class III Director nominees of the Board of Directors (Item 1);

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“FOR” the ratification of the appointment of RSM as the Company’s independent registered public accounting firm for 2023 (Item 2); and

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“FOR” the approval on an advisory basis of the compensation of our named executive officers (Item 3).

WHAT IF I CHANGE MY MIND?
Shareholders of Record: You can revoke your proxy at any time before it is exercised by mailing a new proxy card with a later date or casting a new vote via the Internet or by telephone, as applicable. You can also send a written revocation to the Corporate Secretary at the V2X Corporate Headquarters, 7901 Jones Branch Drive, Suite 700, McLean, Virginia 22102. If you virtually attend the 2023 Annual Meeting, you may vote via the virtual meeting platform and this vote will supersede your previously submitted proxy.
Beneficial Owners: You must contact your intermediary holding your shares and follow its instructions for changing your vote.
WHAT IS A “BROKER NON-VOTE”?
The New York Stock Exchange (“NYSE”) has rules that govern brokers who have record ownership of listed company stock held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“discretionary matters”) but do not have discretion to vote uninstructed shares as to certain other matters (“non-discretionary matters”). A broker may cast a vote on behalf of a beneficial owner from whom the broker has not received instructions with regard to discretionary matters but not non- discretionary matters. The broker’s inability to vote with respect to the non-discretionary matters to which the broker has not received instructions from the beneficial owner is referred to as a “broker non-vote.” Under current NYSE interpretations, agenda Item 2, the ratification of RSM as the Company’s independent registered public accounting firm, is considered a discretionary item. Your broker does not have discretion to vote your shares regarding Items 1 and 3, each of which is considered a non-discretionary item.

Under Indiana law, the law of the state where the Company is incorporated, broker non-votes and abstentions are counted to determine whether there is a quorum present, but broker non-votes and abstentions will have no effect on the outcome of the proposals.
HOW MANY VOTES ARE REQUIRED TO ELECT DIRECTORS OR APPROVE A PROPOSAL?
The Amended and Restated Articles of Incorporation of the Company, as currently in effect (the “Articles”) and the Second Amended and Restated By-Laws of the Company (the “By-Laws”) provide that in uncontested elections, Directors shall be elected by a majority of the votes cast by the shares entitled to vote in the election (that is, the number of votes cast “for” a Director nominee must exceed the number of votes cast “against” that nominee). Accordingly, broker non-votes and abstentions will not have any effect on the election of a Director. Cumulative voting in the election of Directors is not permitted.
Items 2 and 3 are advisory in nature and non-binding on the Company. Items 2 and 3 will be considered to have passed if the votes cast in favor of the proposal exceed the votes cast against the proposal. Abstentions and broker non-votes will not be counted as votes cast either for or against these proposals, and accordingly will not have any effect on the outcome of the proposals.
WHAT HAPPENS IF A DIRECTOR NOMINEE FAILS TO RECEIVE A MAJORITY OF THE VOTES CAST IN AN UNCONTESTED ELECTION?
Our By-Laws provide that in uncontested elections, any Director nominee who fails to be elected by a majority of the votes cast, but who also is a Director at the time, shall promptly provide a written resignation, as a holdover Director, to the Chairman of the Board or the Corporate Secretary. The Nominating and Governance Committee of the Board of Directors (the “Nominating and Governance Committee”), or the equivalent committee then in existence, shall promptly consider the resignation and all relevant facts and circumstances concerning any vote and the best interests of the Company and its shareholders and make a recommendation to the Board regarding whether to accept or reject the tendered resignation or whether other action should be taken. The Board will act on the Nominating and Governance Committee’s recommendation no later than its next regularly scheduled Board meeting or within 90 days after certification of the shareholder vote, whichever is earlier, and the Board will promptly publicly disclose its decision and the reasons for its decision.
HOW MANY SHARES OF V2X COMMON STOCK ARE OUTSTANDING?
As of the Record Date, 31,005,107 shares of common stock were outstanding and entitled to vote at the 2023 Annual Meeting.
HOW DO I ATTEND THE 2023 ANNUAL MEETING OF SHAREHOLDERS?
Shareholders who wish to attend our virtual 2023 Annual Meeting must log into the virtual meeting platform at
www.virtualshareholdermeeting.com/VVX2023 beginning at 7:45 a.m. Eastern Time on May 4, 2023.
To be admitted to the meeting as a shareholder of record, you must enter the 16-digit control number found on your proxy card or notice. You may vote your shares or ask questions during the meeting by following the instructions available on the virtual meeting platform. Questions must comply with the 2023 Annual Meeting procedures and be pertinent to the Company, our shareholders, and the meeting matters. Questions and answers may be grouped by topic and substantially similar questions may be grouped and answered once. Persons without a control number may attend the 2023 Annual Meeting as guests, but will not have the option to vote their shares or ask questions.
The virtual meeting platform is fully supported across browsers (Firefox, Chrome, Microsoft Edge, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of the applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the 2023 Annual Meeting.
Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting. A replay of the webcast will be available on the Investor Relations page of the Company’s website at https://www.gov2x.com (under “Investors”) until May 4, 2024.
In the event of a technical malfunction or other significant problem that disrupts the 2023 Annual Meeting, the chairman of the meeting may adjourn, recess or expedite the 2023 Annual Meeting or take such other action as the chairman determines in light of the circumstances. If you have difficulty accessing the 2023 Annual Meeting, please call 844-986-0822 (U.S.) or 303-562-9302 (international) and technicians will be available to assist you. Please note that these numbers will be active beginning thirty minutes prior to the start of the 2023 Annual Meeting.

HOW DO I ASK QUESTIONS AT THE VIRTUAL 2023 ANNUAL MEETING?
Shareholders who log into the virtual meeting platform using the 16-digit control number found on their notice of Internet availability of proxy materials, proxy card or voting instruction form may ask questions beginning fifteen minutes before commencement or during the virtual 2023 Annual Meeting by typing their question into the “Ask a Question” box located on the bottom left side of the webcast screen. A representative from V2X will review the questions and direct them to the appropriate individual at the Company to address them.
HOW MANY HOLDERS OF V2X OUTSTANDING SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING OF SHAREHOLDERS?
In order to conduct business at the 2023 Annual Meeting, it is necessary to have a quorum. The presence in person or by proxy of holders of a majority of the outstanding shares of common stock entitled to vote will constitute a quorum for the transaction of business at the 2023 Annual Meeting. Abstentions and broker non-votes will be considered present for quorum purposes.
WHO COUNTS THE VOTES? IS MY VOTE CONFIDENTIAL?
Votes will be counted by the Inspector of Election appointed for the 2023 Annual Meeting. The Inspector of Election monitors the voting and certifies the confidentiality of the votes of shareholders.
WHO WILL SOLICIT PROXIES?
Our Directors, officers and other regular employees may solicit proxies. These persons may solicit proxies in person, by mail, by telephone or other electronic communication. Our Directors, officers and other employees will not receive any additional compensation for these activities.
WHO WILL PAY FOR THE COSTS OF THIS PROXY SOLICITATION?
We will pay the full cost of soliciting proxies and we will reimburse intermediaries for their costs in sending proxy materials to beneficial owners.
HOW CAN I SUBMIT A PROPOSAL OR NOMINATE A DIRECTOR FOR THE 2024 ANNUAL MEETING OF SHAREHOLDERS?
Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”), establishes the eligibility requirements and the procedures that must be followed for a shareholder proposal to be included in a public company’s proxy materials. If you want us to consider including a shareholder proposal in next year’s proxy statement, you must deliver such proposal, in writing, to our Corporate Secretary at our principal executive offices on or before November 21, 2023 and comply with applicable eligibility requirements and procedures.
Any other matters, including director nominations, proposed to be submitted for consideration at next year’s annual meeting of shareholders (other than a shareholder proposal included in our proxy materials pursuant to Rule 14a-8 under the Exchange Act) must be given in writing to our Corporate Secretary and received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the date we first sent or made these proxy materials available to shareholders.
Therefore, to be presented at our 2024 Annual Meeting of Shareholders, such a proposal must be received on or after November 21, 2023 but not later than December 21, 2023. The proposal must contain specific information required by our By-Laws, which are on file with the SEC and may be obtained from our Corporate Secretary upon written request. In addition, to comply with the SEC’s universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice in writing to our Corporate Secretary at our principal executive offices that sets forth the information required by Rule 14a-19 of the Exchange Act in accordance with the deadlines set forth immediately above.
The notice and nomination must meet all other qualifications and requirements of the Company’s Corporate Governance Principles, By-Laws and Regulation 14A of the Exchange Act. A director nominee will be evaluated by the Nominating and Governance Committee using the same standards as it uses for all other Director nominees.
These standards are discussed in further detail below under “Information About the Board of Directors and Other Matters — Director Selection, Composition and Diversity.” You can request a copy of the nomination requirements from our Corporate Secretary.
WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING OF SHAREHOLDERS?
We will announce preliminary voting results at the 2023 Annual Meeting and will publish final results in a Current Report on Form 8-K, which we expect to file with the SEC within four business days after the 2023 Annual Meeting.

HOUSEHOLDING OF PROXY MATERIALS
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single proxy statement or a single notice addressed to those shareholders. This process, which is commonly referred to as “householding,” provides cost savings for companies.
We will deliver only one copy of the proxy materials to multiple shareholders sharing an address unless we have received contrary instructions from one or more of those shareholders. We will, upon written or oral request, promptly deliver a separate copy of the proxy materials to a shareholder at a shared address to which single copies of the documents were delivered. You can make such request by writing to: Corporate Secretary, V2X, Inc., 7901 Jones Branch Drive, Suite 700, McLean, Virginia 22102 or by calling 571-481-2000. Shareholders wishing to receive separate copies of the proxy materials in the future or shareholders sharing an address wishing to receive a single copy of proxy materials in the future may also contact our Corporate Secretary as described above.
Some brokers also household proxy materials, delivering a single proxy statement or notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be sending householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, please notify your broker.
We also make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q, and 8-K. To access these filings, go to our website
(https://www.gov2x.com) and click on “SEC Filings” under the “Investors” heading. Copies of our 2022 Annual Report, filed with the SEC, are also available without charge to shareholders upon written request addressed to: Corporate Secretary, V2X, Inc., 7901 Jones Branch Drive, Suite 700, McLean, Virginia 22102.
INTERNET AVAILABILITY OF PROXY MATERIALS
In accordance with SEC rules, we are using the Internet as our primary means of furnishing proxy materials to shareholders. Because we are using the Internet, most shareholders will not receive paper copies of our proxy materials. We will instead send these shareholders a notice of Internet availability of proxy materials with instructions for accessing the proxy materials, including our Proxy Statement and the 2022 Annual Report, and voting via the Internet. The notice of Internet availability of proxy materials also provides information on how shareholders may obtain paper copies of our proxy materials if they so choose.
SHARE OWNERSHIP GUIDELINES
The Board of Directors has established share ownership guidelines for our Directors who are not our employees (“Non-Management Directors”), and for certain of our executives to further emphasize the importance of linking the financial interests of our Non-Management Directors and executives with those of our shareholders. Share ownership guidelines are reviewed annually to align the guidelines with current market trends.
The share ownership guidelines require share ownership levels at five times the annual cash retainer amount for the Non-Management Directors. These guidelines also provide for share ownership levels based on a multiple of annual base salary for our executives depending on their position, as follows:
CEO	5 X Annual Base Salary
CFO	3 X Annual Base Salary
Senior Vice Presidents	2 X Annual Base Salary
Corporate Vice	1 X Annual Base Salary
Presidents
Shares of common stock and unvested restricted stock units (“RSUs”) count toward satisfying the ownership guidelines.
Non-Management Directors are encouraged to hold such shares until their total share ownership meets or exceeds the ownership guidelines. We permit our executives to sell or transfer shares of V2X common stock only to the extent it does not cause the executive’s total ownership to fall below the required guidelines thresholds. Compliance with the guidelines is monitored periodically. Non-Management Directors and executives who become subject to the share ownership guidelines have five years to comply. As of March 13, 2023, all of our Non-Management Directors and our named executive officers were in compliance with our share ownership guidelines or would be in compliance taking into account the applicable five-year transition period.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table shows, as of March 13, 2023, the beneficial ownership of V2X common stock, and rights and options exercisable within 60 days of that date or May 12, 2023, by each Director or Director nominee, by each of the named executive officers in the Summary Compensation Table, and by all Directors, Director nominees and current executive officers as a group, as well as each person known to us to beneficially own more than 5% of our outstanding common stock.
Each person or entity has reported sole voting and investment power with respect to the shares beneficially owned by that person or entity, except as otherwise indicated. The percentages below for the beneficial owners holding more than 5% are based on the number of shares of our common stock issued and outstanding as of March 13, 2023, and are based solely on the most recent Schedule 13D or 13G filings with the SEC on behalf of such persons.
There were 31,005,107 shares of V2X common stock outstanding on March 13, 2023.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT
	Amount and Nature of Beneficial Ownership(1)				Additional Economic Linkage Information
Name and Address of Beneficial Owner	Shares Owned(2)	Right to Acquire(3)	Total Shares Beneficially Owned	Percent Beneficially Owned	Total RSUs	Total Unvested Options
5% Shareholders
Vertex Aerospace Holdco LLC(4)	18,967,286	—	18,967,286	61.2%	—	—
FMR LLC(5)	2,023,836	—	2,023,836	6.5%	—	—
Directors, Director Nominees and Named Executive Officers(7)
Mary L. Howell	27,819	3,816	31,635	*	3,816	—
John “Ed” Boyington, Jr.	317,524	—	317,524	*	—	—
Dino M. Cusumano(4)	18,875,421	—	18,875,421	*	—	—
Lee E. Evangelakos	—	—	—	*	—	—
Melvin F. Parker	11,577	3,816	15,393	*	3,816	—
Eric M. Pillmore	31,069	3,816	34,885	*	3,816	—
Joel M. Rotroff	—	—	—	*	—	—
Neil D. Snyder	—	—	—	*	—	—
Stephen L. Waechter(6)	34,579	3,816	38,395	*	3,816	—
Phillip C. Widman	32,579	3,816	36,395	*	3,816	—
Charles L. Prow	78,349	21,898	100,247	*	73,523	—
Susan D. Lynch	10,760	—	10,760	*	16,984	—
William W. Beard	19,281	—	19,281	*	94,924	—
Richard Mendoza	12,667	—	12,667	*	54,620	—
All Directors, Director nominees and current executive officers as a group (19 persons)	19,505,696	46,596	19,552,292	63.1%	312,718	—

*
Less than 1% of the outstanding shares of common stock.

(1)
None of the Directors or named executive officers has pledged V2X shares as security.

(2)
Includes shares for which the named person has sole voting and investment power or shared voting and investment power. Excludes shares that may be acquired through stock option exercises or the vesting of RSUs.

(3)
Includes certain stock options and RSUs. Shares of common stock subject to options currently exercisable or exercisable within 60 days of March 13, 2023 and RSUs that will become vested within 60 days of March 13, 2023 are deemed outstanding and beneficially owned by the person holding such options or RSUs for purposes of computing the number of shares and percentage beneficially owned by such person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person.

(4)
As reported on a Schedule 13D/A filed on September 15, 2022, represents (i) 18,500,001 shares of common stock held directly by Vertex Aerospace Holdco LLC (“Vertex Holdco”) and indirectly by American Industrial Partners Capital Fund VI, L.P. (“AIP Fund VI”) and AIPCF VI Vertex Aerospace Funding LP (“Vertex Funding”), (ii) 375,420 shares owned directly by Lightship Capital LLC (“Lightship”) and (iii) 91,865 shares of common stock over which Vertex Holdco holds an irrevocable proxy that entitles it to vote the shares with respect to certain matters, pursuant to the Shareholders Agreement (as defined below). Each of Vertex Holdco, AIP Fund VI, Vertex Funding, and Lightship is under common control of AIPCF VI, LLC (“AIP GP” and together with Vertex Holdco, AIP Fund VI, Vertex Funding, and Lightship, the “AIP Fund Entities”).

Mr. Cusumano is a senior managing member of AIP GP. Any action by AIP GP with respect to these shares, including voting and dispositive decisions, requires a unanimous vote of the managing members of AIP GP. Accordingly, Mr. Cusumano and the other managing members of AIP GP may be deemed to share voting and dispositive power with respect to the shares held by the AIP Fund Entities. Each of Mr. Cusumano and the other managing members of AIP GP disclaim beneficial ownership of the shares of common stock held by the AIP Fund Entities. Mr. Cusumano serves as a member of our Board. Vertex Holdco, AIP Fund VI, and Vertex Funding have shared voting power with respect to 18,591,866 shares of common stock, shared dispositive power with respect to 18,500,001 shares of common stock, and sole voting power and sole dispositive power with respect to 0 shares of common stock. AIP GP has shared voting power with respect to 18,967,286 shares of common stock and shared dispositive power with respect to 18,875,421 shares of common stock, and sole voting power and sole dispositive power with respect to 0 shares of common stock. Lightship has shared voting power and shared dispositive power with respect to 375,420 shares of common stock, and sole voting power and sole dispositive power with respect to 0 shares of common stock. The address of the AIP Fund Entities is c/o American Industrial Partners, 450 Lexington Avenue, 40th Floor, New York, New York 10017.
(5)
As reported on a Schedule 13G/A filed on February 9, 2023, FMR LLC has sole voting power with respect to 2,023,066 shares of common stock, sole dispositive power with respect to 2,023,836 shares of common stock, and shared voting power and shared dispositive power with respect to 0 shares of common stock. The address for FMR LLC is 245 Summer Street, Boston, MA 02210.

(6)
Includes 12,000 shares held by the Stephen L. Waechter Living Trust, of which Mr. Waechter is a trustee.

(7)
The address of each of the Directors and named executive officers listed is c/o V2X, Inc., 7901 Jones Branch Drive, Suite 700, McLean, Virginia 22102.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires that the Company’s executive officers and Directors, and any persons beneficially owning more than 10% of a registered class of the Company’s equity securities, file reports of ownership and changes in ownership with the SEC within specified time periods. To the Company’s knowledge, based upon a review of the copies of the reports furnished to the Company and written representations by Directors and executive officers that no other reports were required, all Directors, executive officers and persons beneficially owning more than 10% of our common stock timely filed reports required under Section 16(a) of the Exchange Act for the year ended December 31, 2022, except for reports related to an award of restricted stock units and a vesting of restricted stock units that were filed late. One Form 4 report covering one transaction related to the award of restricted stock units and one Form 4 report covering two transactions related to the vesting of restricted stock units for each of Bradford J. Boston, Louis J. Giuliano, Mary L. Howell, William F. Murdy, Melvin F. Parker, Eric M. Pillmore, Stephen L. Waechter, and Phillip C. Widman were filed late.
PROPOSALS TO BE VOTED ON AT THE 2023 ANNUAL MEETING
OF SHAREHOLDERS
PROPOSAL 1
ELECTION OF DIRECTORS
Election of Three Class III Director Nominees for a Term of Three Years
Our Articles provide for a classified Board of Directors divided into three designated classes, Class I, Class II and Class III, each serving staggered three-year terms. Our Board is composed of eleven (11) members, and at each annual meeting of shareholders, the successors to the class of directors whose terms expire are elected to serve three-year terms. Directors elected at an annual meeting of shareholders to succeed those Directors whose terms expire are of the same class as the Directors they succeed.
The term of our Class III Directors expires at the 2023 Annual Meeting. The Class III Directors being nominated for a three-year term are John “Ed” Boyington, Jr., Melvin F. Parker and Stephen L. Waechter. Our Corporate Governance Principles provide that nominees must be 74 years old at the time of nomination. However, in order to promote continuity and successful integration of the Company following the Merger, the Board has determined to waive the age limit with respect to Mr. Boyington. The terms of the Class I and Class II Directors will expire at the 2024 and 2025 Annual Meeting of Shareholders, respectively.
The election of Directors requires the affirmative vote of a majority of the votes cast by the shares entitled to vote in the election at the annual meeting of shareholders. Accordingly, abstentions and broker non-votes will not have any effect on the election of a Director.
In connection with the Vertex Transaction, the Company entered into a shareholders agreement (the “Shareholders Agreement”) with Vertex Aerospace Holdco LLC, a Delaware limited liability company and an affiliate of American Industrial Partners Capital Fund VI, LP (“Vertex Holdco”), and certain other former stockholders of Vertex Aerospace Services Holding Corp. (“Vertex”) who became shareholders of the Company (collectively, the “Former Vertex Stockholders”) that, among other things, provides Vertex Holdco and its affiliates to which shares of Company common stock are transferred by a Former Vertex Stockholder (collectively, the “Vertex Holdco Parties”) with director nomination and committee designation rights. Pursuant to the Shareholders Agreement, for so long as the Former Vertex Stockholders collectively beneficially own 25% or more of the outstanding common stock of the Company (such period, the “Appointment Period”), our Board of Directors will be comprised of 11 members and the Vertex Holdco Parties will be entitled to designate for nomination and election to the Board of Directors a number of individuals corresponding to the ownership thresholds set forth in the Shareholders Agreement. In addition, the Vertex Holdco Parties and the Company will take whatever action may be reasonably necessary, if any, to cause the Company to comply with the U.S. Securities and Exchange Commission (“SEC”) rules and applicable listing standards then in effect if the Company ceases to qualify as a “controlled company.”
Additionally, until the Company’s 2024 Annual Meeting of Shareholders, the Shareholders Agreement requires each Former Vertex Stockholder to vote its shares of common stock (1) for the Vertex Holdco designees (as defined below) and (2) with respect to any nominees who are not Vertex Holdco designees, as recommended by the Nominating and Governance Committee. For additional information, see “Related Person Transactions — Shareholders Agreement” below.
The full Board of Directors has considered and nominated three Class III nominees, John “Ed” Boyington, Jr., Melvin F. Parker and Stephen L. Waechter, for election as Directors at the 2023 Annual Meeting, to serve for a three-year term ending at the 2026 annual meeting of shareholders.
The figure below illustrates the key experience, qualifications, and skills of the majority of our Directors, including our Director nominees. The figure does not encompass all of the experience, qualifications, attributes, and skills of our Directors, but rather indicates specific areas of importance to the Board of Directors.

The Nominating and Governance Committee evaluates the current composition of the Board and determines the desired board experience, skills and attributes to achieve a robust and diverse Board of Directors. The Nominating and Governance Committee seeks to have a Board of Directors with diverse backgrounds, perspectives and cultural experiences, and instructs its third-party search firms to identify director candidates with diverse backgrounds, including diversity of gender and race or ethnicity.
Information regarding our Board diversity is shown below, based on voluntary, self-identification information provided by our Directors and Director nominees.
We currently have two women on our Board, including our non-executive Chairman of the Board. The Board reviews and assesses Board composition, including consideration of the level of representation of women on the Board. Going forward, when a vacancy occurs, the Board will make a specific effort through the selection process to identify suitable female candidates who can bring diverse perspectives to meet the Company’s strategic goals and objectives. Our Nominating and Governance Committee Chairman is a veteran and is racially diverse.
The qualifications and attributes considered by the Board when selecting each of these Directors for nomination are described under the heading “Qualifications” in the respective Director’s biography below. Each of the Class III nominees is currently serving as a Director and has agreed to continue to serve if elected until the earlier of his or her retirement, resignation or death. If unforeseen circumstances arise before the 2023 Annual Meeting and a nominee becomes unable to serve, the Board of Directors could reduce the size of the Board or nominate another candidate for election. If the Board of Directors nominates another candidate, the proxies could use their discretion to vote for that nominee.

Biographies of Director Nominees
Below is a summary of biographical and committee information as of the date of this Proxy Statement for each of our Director nominees.
JOHN “ED” BOYINGTON, JR.
AGE	76
DIRECTOR SINCE	2022

COMMITTEE ASSIGNMENTS
Strategy Committee, Member
QUALIFICATIONS
Mr. Boyington has extensive experience as an executive in the defense contracting and aerospace industries, and has served in the military.
Mr. Boyington served as President of Vertex Aerospace LLC until January 6, 2023. From 2018 until the closing of the Merger in July 2022, he served as President and CEO of Vertex Aerospace LLC, a portfolio company of AIP Fund VI. From 2015 to 2018, he served as President of L-3 Vertex Aerospace where he was responsible for the successful execution of a complex portfolio of aviation programs with global reach across a broad customer base. Within L-3, Mr. Boyington held multiple senior leadership positions from 2003 to 2009 including President of L-3 Vertex, Waco Site Executive, Senior Vice President of Federal Programs, and President of L-3 Flight International. He was Vice President and General Manager at DRS Technologies from 2009 to 2013, and President and CEO at Galaxy Technologies from 2013 to 2015. Retiring as a U.S. Navy Rear Admiral, he held numerous positions of leadership throughout his military career, including Squadron, Wing and Task Force Commands and Chief Systems Engineer for Patrol and Reconnaissance Aircraft, Naval Air Systems Command. Mr. Boyington currently serves as a Trustee of the Naval Aviation Museum Foundation. Mr. Boyington is a rated Army helicopter pilot, a dual rated Naval Aviator, and an Experimental Test Pilot. His awards include the Navy Distinguished Service Medal, Bronze Star (V), 26 Air Medals (V), and The Order of the Falcon, Commanders Cross, presented by the president of Iceland. Mr. Boyington earned a Bachelor’s degree from the University of West Florida, a Master of Science in Aeronautical Engineering from the Naval Post Graduate School, and a Master of Science in National Resource Management from the Industrial College of the Armed Forces.
MELVIN F. PARKER
AGE	55
DIRECTOR SINCE	2014

COMMITTEE ASSIGNMENTS
Nominating and Governance Committee, Chair; Audit Committee, Member; Strategy Committee, Member
QUALIFICATIONS
Mr. Parker has extensive management and leadership experience as a senior executive for a number of public companies and has served in the military.
Since December 2017, Mr. Parker has served as President and Chief Executive Officer of Take The Limits Off, LLC, a leadership development, executive coaching and business consulting firm. From May 2016 to February 2017, Mr. Parker served as Managing Director for North America for Aggreko plc, the leading global provider of modular, mobile power and adjacent product solutions. From November 2015 to February 2016, he served as the Senior Vice President and General Manager for Residential and Commercial Energy Solutions at Enphase Energy, Inc., a global energy technology company. From 2012 to December 2014, Mr. Parker served as President of North America for the Brink’s Company, a major provider of armored transportation services in North America. Before joining Brink’s, from 2009 to 2012, Mr. Parker served in leadership positions at Dell, Inc. as Vice-President and General Manager of the North America Consumer and Small Business Division and as Executive Director and General Manager of US Small Business — Small and Medium Business — Americas. From 1994 until 2009, he held numerous senior leadership roles at multiple Fortune 500 Companies, including PepsiCo., Corporate Express (Staples) and Newell Rubbermaid. Mr. Parker is a decorated combat veteran and graduate of the U.S. Army Ranger and Airborne School. He served with distinction in the 82nd Airborne Division at Fort Bragg, North Carolina. He currently serves as a member of the Board of Directors of Coinstar, LLC, and as director on the Board of Team Red White and Blue, a veteran service organization. He is also a member of the Executive Leadership Council and was named to the Savoy Top 100 Most Influential Blacks in Corporate America for 2012 to 2014. Mr. Parker received a Bachelor’s degree from the U.S. Military Academy at West Point.

STEPHEN L. WAECHTER
AGE	72
DIRECTOR SINCE	2014

COMMITTEE ASSIGNMENTS
Audit Committee, Chair; Nominating and Governance Committee, Member
QUALIFICATIONS

Mr. Waechter has extensive financial and leadership experience as chief financial officer of several government contractors and other public companies. Mr. Waechter has also served as a director and as an audit committee chair of one public and several private companies. He has an extensive background with mergers and acquisitions and government contracting.

From 2008 to 2014, Mr. Waechter was Vice President of Business Operations and Chief Financial Officer of ARINC Incorporated, a provider of communications, engineering and integration solutions for commercial, defense and government customers worldwide. From 1999 to 2007, he was Executive Vice President and Chief Financial Officer of CACI International, Inc., one of the largest government information technology contractors. Before joining CACI, Mr. Waechter served as Chief Financial Officer for a number of high-technology companies including Government Technology Services, Inc., Vincam Human Resources, Inc. and Applied Bioscience International. Mr. Waechter’s early career includes 19 years at GE. Mr. Waechter formerly served from 2018 to 2019 as Chairman of the Board of Directors of Social & Scientific Systems, Inc., and Chair of its Audit Committee from 2013 to 2017. He formerly served as Chairman of the Board of Directors of CareFirst, Inc. from 2016 to 2021, where he also served as the Chair of the Executive Committee, Strategic Planning Committee and Nominating Committee, and as Chair of the Audit Committee from 2013 to 2015. He was previously a member of the Board of Trustees of Christian Brothers University. Mr. Waechter received a Bachelor’s degree from Christian Brothers College and a Master’s degree in Business Administration from Xavier University.
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE ELECTION OF EACH OF THE THREE PROPOSED CLASS III NOMINEES LISTED ABOVE TO THE V2X BOARD OF DIRECTORS.
BIOGRAPHIES OF CONTINUING DIRECTORS
CLASS I — DIRECTORS WHOSE TERMS EXPIRE IN 2024
DINO M. CUSUMANO
AGE	48
DIRECTOR SINCE	2022

COMMITTEE ASSIGNMENTS
Strategy Committee, Chair
QUALIFICATIONS
Mr. Cusumano has extensive experience in the finance industry, and specifically in mergers and acquisitions and capital markets.
Mr. Cusumano joined AIP, LLC, a private equity firm commonly known as American Industrial Partners, in 2000, where he currently serves as a General Partner. Prior to American Industrial Partners, he served in the Investment Banking Department of J.P. Morgan & Co. Inc. from 1998 to 2000, where he worked on merger and acquisition and capital raising transactions primarily in the industrial sector. Prior to his time at J.P Morgan, he served in the Investment Banking Department at Wedbush Morgan Securities. He is a CFA charter holder. Mr. Cusumano has served since January 2017 on the board of directors of REV Group, Inc. (NYSE: REVG), where he also chairs its compensation committee. He graduated from the University of Notre Dame, where he received a Bachelor’s degree in Business Administration with a concentration in Finance with honors.

LEE E. EVANGELAKOS
AGE	33
DIRECTOR SINCE	2022

COMMITTEE ASSIGNMENTS
Nominating and Governance Committee, Member
QUALIFICATIONS
Ms. Evangelakos has extensive experience in finance, business and computer science.
Ms. Evangelakos joined American Industrial Partners in 2018, where she currently serves as a Partner. Prior to American Industrial Partners, she worked at Microsoft as a Software Developer from 2011 to 2014 and at Applied Predictive Technologies as a Business Consultant, from 2014 to 2016. Ms. Evangelakos graduated from Harvard College with a Bachelor’s degree in Computer Science, from Massachusetts Institute of Technology with a Master’s degree in Civil Engineering, and from the Sloan School of Management at Massachusetts Institute of Technology with a Master of Business Administration degree.
CHARLES L. PROW
AGE	63
DIRECTOR SINCE	2016

COMMITTEE ASSIGNMENTS
None.
QUALIFICATIONS

Mr. Prow has an extensive background and leadership experience in global government services organizations and expertise involving information technology and the development of complex strategic solutions for a wide range of government customers. His strong business background provides him with a valuable perspective and deep understanding of the challenges facing government services organizations.

Mr. Prow has served as our President and Chief Executive Officer since December 2016. Mr. Prow has over 30 years of information technology and federal services experience, including leadership positions at IBM Corporation, PricewaterhouseCoopers, and Coopers & Lybrand. During his career, he has run large global government services organizations, delivering solutions to a wide array of Department of Defense and other government customers. Previously,
Mr. Prow served in multiple roles with IBM Corporation, including: (i) from 2014 to 2015 as General Manager, Global Government Industry in connection with IBM’s technology and services competencies, where he had responsibility for global revenues exceeding $9 billion; (ii) from 2012 to 2013 as General Manager, Global Business Services, with strategic, profit and loss and operational responsibility for IBM’s over $4 billion North America consulting services unit; and (iii) from 2007 to 2012 as General Manager, Global Business Services, with strategic, profit and loss and operational responsibility for IBM’s over $2.4 billion U.S. Public Sector business unit. He currently serves on the board of directors for the Professional Services Council, Christian Brothers High School — St. Louis Missouri and International Research and Exchange Board (IREX). Mr. Prow has a Bachelor of Science degree in Management and Data Processing from Northwest Missouri State University.
PHILLIP C. WIDMAN
AGE	68
DIRECTOR SINCE	2014

COMMITTEE ASSIGNMENTS
Compensation and Personnel Committee, Chair; Audit Committee, Member
QUALIFICATIONS

Mr. Widman has an extensive financial and management background and has experience serving as a chief financial officer and senior executive of several companies. Mr. Widman has also served as a director of other public companies, including service as member and chair of several audit committees.

From 2002 to his retirement in 2013, Mr. Widman was Senior Vice President and Chief Financial Officer of Terex Corporation, a global manufacturer delivering customer-driven solutions for a wide range of commercial applications, including the construction, infrastructure, quarrying, mining, manufacturing, transportation, energy and utility industries. From 2001 to 2002, he was an independent consultant, and from 1998 to 2001, he served as Executive Vice President and Chief Financial Officer of Philip Services Corporation, an integrated environmental and industrial service corporation. Prior to joining Philip Services Corporation, Mr. Widman spent 11 years at Asea Brown Boveri Ltd. and 12 years at UNISYS Corporation in various financial and operational capacities. Mr. Widman currently serves as a director of Sturm, Ruger & Co., Inc. (NYSE: RGR), where he is the Chairman of the Risk Committee and a member of the Compensation and Capital Policy

Committees, and as a director of Harsco Corporation (NYSE: HSC), where he is a member of the Audit Committee and the Governance Committee. He was a director of Lubrizol Corporation from November 2008 until its acquisition by Berkshire Hathaway in September 2011, where he served as a member of the Nominating and Governance Committee and Chairman of the Audit Committee. Mr. Widman received a BBA from the University of Michigan and an MBA from Eastern Michigan University.
CLASS II — DIRECTORS WHOSE TERMS EXPIRE IN 2025
MARY L. HOWELL
AGE	70
DIRECTOR SINCE	2014

COMMITTEE ASSIGNMENTS
None.
QUALIFICATIONS
Ms. Howell has extensive management and public company board experience in the aerospace and defense industry.
Ms. Howell serves as our Non-Executive Chairman. Previously, Ms. Howell served as Executive Vice President of Textron Inc. from 1995 to 2009. She also served on its Management Committee, which had which had responsibility for running the overall business. Ms. Howell currently serves on the Board of Astec Industries, Inc. (NASDAQ: ASTE), where she also is a member of the Compensation Committee and chairs the Nominating and Corporate Governance Committee. She formerly served on the Board of Directors of Esterline Corporation, where she served as Lead Director from 2016 to April 2019. She previously served on the Board of FM Global from 1996 to 2011, and served on its Audit and Compensation Committees. She is actively involved on foreign policy issues and serves as a Lifetime Director of the Atlantic Council. In 2008, Ms. Howell received the Charles Ruch Semper Fidelis Award and in 2010 became an Honorary Marine. Ms. Howell received a Bachelor of Science degree from the University of Massachusetts at Amherst.
ERIC M. PILLMORE
AGE	69
DIRECTOR SINCE	2014

COMMITTEE ASSIGNMENTS
Audit Committee, Member; Strategy Committee, Member; and Compensation and Personnel Committee, Member
QUALIFICATIONS

Mr. Pillmore has extensive corporate governance and financial experience, which includes advising boards of both private and public companies on corporate governance and serving as chief financial officer of several companies.

Mr. Pillmore serves as Managing General Partner with Amore Limited Partnership and as President of Pillmore Consulting, LLC. From 2010 to July 2014, Mr. Pillmore served as senior advisor to the Center for Corporate Governance of Deloitte LLP, which provides board governance services to global clients. Mr. Pillmore was Senior Vice President of Corporate Governance of Tyco International Corporation from 2002 to 2007. Mr. Pillmore also held Chief Financial Officer positions at Multilink Technology Corporation, McData Corporation and General Instrument Corporation from 1996 to 2002. Before that, he spent 17 years with General Electric Company and four years as a naval officer. Mr. Pillmore is currently the Board Chair and a Director of the Colson Center. He received a Bachelor’s degree from the University of New Mexico and a Masters of Business Administration degree from Villanova University.

JOEL M. ROTROFF
AGE	41
DIRECTOR SINCE	2022

COMMITTEE ASSIGNMENTS
Compensation and Personnel Committee, Member
QUALIFICATIONS
Mr. Rotroff has extensive experience in finance and business management and serves as a director on the boards of several private companies, in addition to his public company board service.
Mr. Rotroff joined American Industrial Partners in 2012, where he currently serves as a Partner. From 2018 to 2022, Mr. Rotroff served as President of Vertex Aerospace Services Corp. Prior to American Industrial Partners, Mr. Rotroff served as an analyst and associate at Baird Private Equity from 2006 to 2010. Prior to Baird, he worked in the healthcare group in the Investment Banking Division of Piper Jaffray & Co. from 2005 to 2006. Before joining Piper Jaffray, Mr. Rotroff worked as a member of the Business Planning team at Boston Scientific from 2003 to 2004. Since January 2017, Mr. Rotroff has served on the Board of REV Group, Inc. (NYSE: REVG) and as a member of its Nominating and Corporate Governance Committee. Mr. Rotroff graduated from the University of Wisconsin with honors and distinction, where he earned a Bachelor’s degree in Biomedical Engineering, from Duke University, where he earned a Master of Engineering, and from Northwestern University — Kellogg School of Management where he earned his Master of Business Administration.
NEIL D. SNYDER
AGE	50
DIRECTOR SINCE	2022

COMMITTEE ASSIGNMENTS
Nominating and Governance Committee, Member; and Compensation and Personnel Committee, Member
QUALIFICATIONS

Mr. Snyder has an extensive financial, strategy and management background, and has experience serving as a chief financial officer, a senior executive of several companies, and serves as a director on the board of several private companies.

Mr. Snyder joined American Industrial Partners in 2020, where he currently serves as a Partner. Prior to joining American Industrial Partners, in 2019, Mr. Snyder served as Chief Financial Officer of Gardner Denver, now part of Ingersoll Rand (NYSE: IR), and as Senior Vice President of Strategy, Business Development and Planning from 2016 to 2019. Before that, he served as President of EMEA from 2013 to 2014 and as Vice President, Head of Financial Planning & Analysis from 2012 to 2016 for Capital Safety, Inc. (now part of 3M). Previously, Mr. Snyder served in various executive roles at United Technologies Corporation from 2007 to 2012, Hewlett-Packard Company from 2002 to 2006, and Ernst & Young LLP from 1997 to 2002. Mr. Snyder is a Certified Public Accountant. He holds a Bachelor’s degree in Accounting from the University of Southern California and a Master of Business Administration from Northwestern University —  Kellogg School of Management.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023
Under the charter of the Audit Committee of the Board of Directors (the “Audit Committee”), the Audit Committee is directly responsible for the appointment, compensation, retention, termination, audit and oversight work of the independent auditor in preparing or issuing an audit report or performing other audit, review or attest services for the Company. As such, shareholder ratification is not required for appointing RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Such appointment is being submitted to shareholders for ratification with a view toward soliciting the opinion of shareholders, which will be taken into consideration in future deliberations. Although shareholder ratification is not required by our organizational documents, or applicable law, the Board believes that it is a sound corporate governance practice to seek shareholder ratification of the appointment of RSM.
If our shareholders fail to ratify this appointment, the Audit Committee may reconsider its selection; however, it is under no obligation to engage a different independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee retains discretion to appoint a new independent registered public accounting firm at any time if the Audit Committee concludes such a change would be in the best interests of the Company and its shareholders. We expect that representatives of RSM will virtually attend the 2023 Annual Meeting. Representatives of RSM may respond to appropriate questions from shareholders at the meeting or make a statement, if requested. RSM is a registered public accounting firm with the Public Company Accounting Oversight Board (“PCAOB”).
The Audit Committee also reviewed the terms and conditions of RSM’s engagement letter. The Audit Committee discussed these considerations as well as RSM’s fees and services with RSM and our management.
CHANGE IN CERTIFYING ACCOUNTANT
On August 5, 2022, the Audit Committee dismissed Deloitte & Touche LLP (“Deloitte”) and appointed RSM as the Company’s independent registered public accounting firm, effective August 9, 2022.
The audit reports of Deloitte on the financial statements of the Company as of and for the years ended December 31, 2020 and 2021 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal years ended December 31, 2020 and 2021 and the subsequent interim periods through April 1, 2022 and July 1, 2022, there were no “disagreements,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, between the Company and Deloitte, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference in connection with their opinion to the subject matter of the disagreement.
During the fiscal years ended December 31, 2020 and 2021 and the subsequent interim periods through April 1, 2022 and July 1, 2022, neither the Company, nor anyone on its behalf, has consulted RSM with respect to:
(i)
the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that RSM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)
any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES
RSM served as the independent registered public accounting firm commencing August 9, 2022 and for the fiscal year ended December 31, 2022. Deloitte served as the independent registered public accounting firm as of and for the fiscal years ended December 31, 2020 and 2021 and the subsequent interim periods through April 1, 2022 and July 1, 2022.
RSM
From the appointment of RSM as our independent registered public accounting firm through the year ended December 31, 2022, we paid RSM fees totaling $3,178,875 million, which represents fees billed to us by RSM and their respective affiliates.
Fiscal Year Ended December 31
	2022 ($)	2021 ($)
Audit Fees(1)	2,898,000	N/A
Audit-Related Fees(2)	N/A	N/A
Tax Fees(3)	280,875	N/A
All Other Fees(4)	N/A	N/A
Total	3,178,875	N/A

(1)
Fees for audit services billed in 2022 consisted of:

•
Audit of our annual consolidated financial statements;

•
Audit of our internal controls pursuant to Section 404 of the Sarbanes-Oxley Act of 2002; and

•
Reviews of our quarterly financial statements.

(2)
No fees were billed to V2X for audit-related services in 2022.

(3)
Fees for tax services billed in 2022 consisted of tax compliance services.

(4)
No fees were billed to V2X for all other services in 2022.

Deloitte
For fiscal years 2022 and 2021, we paid Deloitte fees totaling $614,175 and $1,689,180, respectively, which represents fees billed to us by the member firms of Deloitte Touche Tohmatsu Limited and their respective affiliates.
Fiscal Year Ended December 31
	2022 ($)	2021 ($)
Audit Fees(1)	612,280	1,647,285
Audit-Related Fees(2)	N/A	40,000
Tax Fees(3)	N/A	N/A
All Other Fees(4)	1,895	1,895
Total	614,175	1,689,180

(1)
Fees for audit services billed in 2022 and 2021 consisted of:

•
Audit of our annual consolidated financial statements in 2021;

•
Audit of our internal controls pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 in 2021;

•
Reviews of our quarterly financial statements; and

•
Services that are normally provided by the accountant in connection with regulatory filings or engagements.

(2)
Fees for audit-related services billed in 2021 consisted of:

Performance of agreed-upon procedures relating to the proxy statement and annual incentive program.
(3)
No fees were billed to V2X for tax services performed in 2022 and 2021.

(4)
All Other Fees billed in 2022 and 2021 consisted of subscription based services for 2022 and 2021.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
The Audit Committee has adopted a policy (the “Pre-Approval Policy”) to delineate circumstances where our independent registered public accounting firm may perform audit services, audit related services and non-audit services and where such services require approval. The Pre-Approval Policy is reviewed and reaffirmed on a regular basis to help ensure compliance with applicable rules.
The Pre-Approval Policy permits the independent registered public accounting firm to provide certain services under a threshold fee amount without requiring the Audit Committee’s pre-approval. The specific categories of audit services, audit-related services and tax services that RSM may provide without such pre-approval, subject to the applicable fee cap, include, among others, the following:
1.
Professional services rendered for the audits of our consolidated financial statements, reviews of our quarterly consolidated financial statements and statutory audits, certain audit and attest services, and consultations related to accounting standards;

2.
Employee benefit plan independent audits and preparation of tax returns for certain employee benefit plans; and

3.
Tax compliance and certain tax planning services.

The Audit Committee must pre-approve any audit services, excluding the annual audit services engagement and audit of employee benefit plans, audit related services and non-audit services in the event they exceed the applicable threshold amount. However, if such billable fees are expected to be below a specified threshold, the Chair of Audit Committee may approve the fees and report to the full Audit Committee at its next regularly scheduled meeting. The Pre-Approval Policy also provides for the Audit Committee to review the fees paid or committed to the independent registered public accounting at least on an annual basis and additionally as required.

The Audit Committee requires, where practical, that all non-audit services be first placed for competitive bid prior to selection of a service provider. Management may also select the party deemed best suited for appraisal and valuation type engagements, which may or may not be RSM.
The Audit Committee pre-approved all services that RSM provided from its appointment as our independent registered public accounting firm through December 31, 2022 and all services Deloitte provided in fiscal year 2021 in accordance with the Pre-Approval Policy.
We may not engage RSM to provide the services described below:
1.
Bookkeeping or other services related to the accounting records or financial statements of the Company;

2.
Financial information systems design and implementation;

3.
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports (subject to allowable exceptions under SEC independence rules);

4.
Actuarial services;

5.
Internal audit services;

6.
Management functions or human resources services;

7.
Broker-dealer, investment adviser or investment banking services; or

8.
Legal services and other expert services unrelated to the audit.

Employees of RSM who are senior manager level or above, or lead or concurring partners or other significant audit partners and who have had any involvement with us in the independent audit, may not be employed by us in any capacity for a period of two years after the termination of their activities on our account.
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF RSM AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023.

PROPOSAL 3
NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in this Proxy Statement a separate resolution subject to shareholder vote to approve, in a non-binding vote, the compensation of our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K. The text of the resolution in respect of Proposal 3 is as follows:
“RESOLVED, that the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and any related narrative discussion, is hereby APPROVED.”
At our 2022 Annual Meeting, our shareholders overwhelmingly approved our named executive officer compensation, with approximately 99% of the votes cast in favor of the proposal. We value this endorsement by our shareholders and believe that the outcome demonstrates the support of our shareholders for our compensation programs.
In considering their vote, shareholders may wish to review with care the information on our compensation policies and decisions regarding the named executive officers presented in the “Compensation Discussion and Analysis.”
In particular, shareholders should note that the Compensation and Personnel Committee of the
Board of Directors (the “Compensation Committee”) bases its executive compensation decisions on the following key objectives:
•
align executive and shareholder interests by providing incentives linked to our revenue, new business, earnings per share, days sales outstanding, and individual goals, as well as total shareholder return relative to the Aerospace and Defense companies in the S&P 1500 Index;

•
achieve long-term shareholder value creation without undue business risk;

•
create a link between an executive’s compensation and his or her individual contribution and performance; attract, motivate and retain talented industry leaders, recognizing the extremely competitive nature of the industry in which we operate; and

•
maintain compensation programs and practices that are competitive with and comparable to the compensation programs and practices of peer companies in the industry in which we operate and other comparable companies.

While the results of the vote are not binding on the Board of Directors and are only advisory in nature, the Board of Directors intends to carefully consider the results of the vote. The Board of Directors has adopted a policy providing for an annual advisory vote on executive compensation. Unless the Board of Directors modifies this policy, the next advisory vote on executive compensation will occur at the 2024 Annual Meeting.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

Securities Authorized for Issuance Under Equity
Compensation Plans
The following table sets forth information concerning the shares of common stock that may be issued under equity compensation plans as of December 31, 2022.
Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (millions)	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (millions)
Equity Compensation Plans Approved by Security Holders	.042(1)	22.86(2)	1.4(3)
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	.042	22.86	1.4

(1)
The weighted-average remaining contractual life of the total number of outstanding options was 3.87 years as disclosed in Note 16 to the Consolidated Financial Statements in the Company’s 2022 Annual Report on Form 10-K. V2X has RSU awards outstanding covering 1.628 million shares as of December 31, 2022. When added to the 42 thousand options outstanding, V2X has awards outstanding as of December 31, 2022 covering a total of 1.670 million shares.

(2)
The weighted-average exercise price pertains only to .042 million outstanding options and excludes outstanding RSUs (which do not have an exercise price).

(3)
As of December 31, 2022, the number of shares of common stock available for future issuance under the Second Amendment and Restatement of the V2X, Inc. 2014 Omnibus Incentive Plan (effective as of October 27, 2022), with respect to options and RSU awards was approximately 1.4 million shares, which is set forth in the table.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND OTHER
MATTERS
STRUCTURE OF THE BOARD OF DIRECTORS
Our Articles provide that the Board of Directors is divided into three classes that are as nearly equal in number as possible. The current terms of the Class III Directors expire at the 2023 Annual Meeting, and the current terms of the Class I and Class II Directors will expire at the Annual Meeting of Shareholders in 2024 and 2025, respectively, and in each case, when any successor has been duly elected and qualified. Upon the expiration of each term, Directors will subsequently serve three-year terms if they are renominated and reelected. The Class III Directors nominated for a three-year term are John “Ed” Boyington, Jr., Melvin F. Parker and Stephen L. Waechter. The Class I Directors are Dino M. Cusumano, Lee E. Evangelakos, Charles L. Prow and Phillip C. Widman. The Class II Directors are Mary L. Howell, Eric M. Pillmore, Joel M. Rotroff and Neil D. Snyder.
In connection with the closing of the Vertex Transaction on July 5, 2022 (the “Closing”), the following Directors resigned from the Company’s Board of Directors, effective as of the Closing: Louis Giuliano (who was the Chairman of the Board of Directors prior to the Closing), Bradford Boston (who was the chairman of the Company’s Compensation Committee and a member of the Company’s Strategy Committee prior to the Closing) and William Murdy (who was a member of the Audit, Nominating and Governance, and Strategy Committees prior to the Closing). No such resignation was due to a disagreement on any matter relating to the Company’s operations, policies or practices.
Effective as of Closing, the Company’s Board of Directors became comprised of 11 members, five of whom were appointed by Vertex Holdco, including John “Ed” Boyington, Jr., Dino M. Cusumano, Lee E. Evangelakos, Joel M. Rotroff and Neil D. Snyder (the “Vertex Holdco designees”), five of whom were appointed by the Company, including Mary L. Howell, Melvin F. Parker, Eric M. Pillmore, Stephen L. Waechter and Phillip C. Widman, andone of whom is Charles L. Prow, the President and Chief Executive Officer of the Company as of immediately prior to Closing.
During the Appointment Period, as defined in the Shareholders Agreement, our Board of Directors will remain comprised of 11 members and the Vertex Holdco Parties will be entitled to designate for nomination and election to the Board of Directors a number of individuals corresponding to the ownership thresholds set forth in the Shareholders Agreement.
Additionally, until the Company’s 2024 Annual Meeting, the Shareholders Agreement requires each Former Vertex Stockholder to vote its shares of common stock (1) for the Vertex Holdco designees and (2) with respect to any nominees who are not Vertex Holdco designees, as recommended by the Nominating and Governance Committee. For additional information, see “Related Person Transactions — Shareholders Agreement” below.
The Nominating and Governance Committee and the Board of Directors regularly review our corporate governance practices to ensure that such practices, including the procedures for the election of Directors, remain in the best interests of the Company, its shareholders and other relevant constituencies. The Board of Directors believes that its classified structure, which was implemented in 2014 when the Company became an independent, publicly traded company, provides important governance benefits, including stability and continuity in the leadership of the business and affairs of the Company. A classified board also allows the Company to focus on its long-term growth strategies and commitment to long-term shareholder value. The Board also recognizes the benefit of providing our shareholders an opportunity to vote on the performance of all our Directors on an annual basis. However, after careful consideration, the Board believes that, at this time, the Company will continue to benefit from the classified board structure but will continue to review this structure each year for appropriateness. The Company has opted out of the Indiana mandatory classified board structure requirements.
We are “controlled” by the Vertex Holdco Parties and as a result, are a “controlled company” under NYSE rules. Under these rules, a company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance standards, including the requirements (i) that a majority of our Board of Directors consist of independent directors, as independence is defined in Rule 10A-3 of the Exchange Act and under the listing standards, (ii) that our Board of Directors have a compensation committee comprised solely of independent directors and (iii) that our Board of Directors have a nominating committee comprised solely of independent directors.

We currently utilize these exemptions. As a result, we do not have a majority of independent Directors on our Board of Directors, nor do we have a Compensation Committee or Nominating and Governance Committee comprised solely of independent directors. In the event that we cease to be a “controlled company” and our shares continue to be listed on the NYSE, we will be required to comply with these provisions within the applicable transition periods. These exemptions do not modify the independence requirements for our Audit Committee, and we comply with the applicable requirements of the SEC and the NYSE with respect to our Audit Committee.
During 2022, the Board of Directors held a total of 12 meetings. Additionally in 2022, 12 meetings of the Audit Committee, 6 meetings of the Nominating and Governance Committee, 9 meetings of the Compensation Committee and 5 meetings of the Strategy Committee of the Board (“Strategy Committee”) were held. In 2022, all Directors attended at least 75% of the aggregate of all meetings of the Board and Committees on which they served during the period served, except for Mr. Cusumano and Ms. Evangelakos. In conjunction with the regular meetings, those Directors who are not employees of V2X met in executive session (without management) at each of the regularly scheduled Board meetings during the year. The Non-Executive Chairman presides over these executive sessions. Our Corporate Governance Principles provide that all Directors are expected to make every effort to attend the annual meeting of shareholders. All Directors attended the 2022 Annual Meeting of Shareholders.
DIRECTOR INDEPENDENCE
Under NYSE rules, independent directors must comprise a majority of a listed company’s board of directors. In addition, NYSE rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominations committees must be independent. As discussed above, we have availed ourselves of the “controlled company” exemption and, as a result, although we have an independent Audit Committee, we do not have a majority of independent Directors on our Board of Directors, nor is each member of our Compensation Committee and Nominating and Governance Committee independent.
The Board annually determines the independence of each of our Directors and nominees in accordance with the Corporate Governance Principles, which follow the NYSE definition of “independent.” Under NYSE rules, a director is independent only if our Board of Directors makes an affirmative determination that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). The Board of Directors has determined that Ms. Howell, Mr. Parker, Mr. Pillmore, Mr. Waechter and Mr. Widman are “independent directors” as that term is defined under NYSE rules. The Board of Directors has determined that Mr. Boyington, Mr. Cusumano, Ms. Evangelakos, Mr. Prow, Mr. Rotroff and Mr. Snyder are not “independent directors” as that term is defined under NYSE rules. Board of Directors members Mr. Cusumano, Ms. Evangelakos, Mr. Rotroff and Mr. Snyder, and Board of Directors member and nominee Mr. Boyington are Vertex Holdco designees. Mr. Cusumano is a General Partner, and Ms. Evangelakos, Mr. Rotroff and Mr. Snyder are Partners at American Industrial Partners, an affiliate of the Company. Mr. Boyington served as President of Vertex Aerospace LLC, a subsidiary of the Company until January 6, 2023, and Mr. Prow is the Company’s President and Chief Executive Officer.
The Audit Committee charter and rules of the NYSE and SEC require that members of the Audit Committee also satisfy separate independence tests, namely that they (i) not accept directly or indirectly any consulting, advisory or other compensatory fee from the Company including its subsidiaries other than their Directors’ compensation, and (ii) not be an affiliated person of the Company. The Board of Directors has determined that Mr. Parker, Mr. Pillmore, Mr. Waechter and Mr. Widman satisfy these separate independence tests. Accordingly, the Audit Committee remains composed entirely of members who are independent under these rules.
The Nominating and Governance Committee annually reviews and considers all relevant facts and circumstances with respect to the independence of each Director, including the Class III Directors standing for election, prior to recommending selection as part of the slate of Directors presented to the shareholders for election at the Company’s annual meeting of shareholders. The Nominating and Governance Committee reviews its recommendations with the full Board, which separately considers and evaluates the independence of Directors standing for re-election using the standards described above. Each year, the Company’s Directors and executive officers complete questionnaires designed to elicit information about potential related person transactions. Additionally, Directors and executive officers must promptly advise the Corporate Secretary if there are any changes to the information previously provided.

RESPONSIBILITIES OF THE BOARD OF DIRECTORS
The Board of Directors is elected by the Company’s shareholders to oversee the actions and results of management. In discharging its responsibilities, the Board acts in the best interests of the Company and its shareholders. In this oversight role, the Board serves as the decision-making body of the Company, except for those matters reserved to or shared with the shareholders. The Board of Directors is responsible for assuring that, among other things:
•
the Company’s businesses are conducted in conformity with applicable laws and regulations;

•
the Company’s systems of financial reporting and internal controls are adequate;

•
there is continuity in the leadership of the Company;

•
management develops sound business strategies;

•
adequate capital and managerial resources are available to implement the business strategies;

•
there is appropriate overall oversight of the Company’s risk profile and management control; and

•
the assets of the Company and its subsidiaries are utilized most effectively and capital expenditures and appropriations are reviewed.

In connection with its responsibility for overseeing the affairs of the Company, the Board seeks to keep itself informed about the Company’s business and strategies. The Strategy Committee provides guidance to the Board and the management team with respect to the Company’s overall business strategy and its strategic plan.
CORPORATE GOVERNANCE PRINCIPLES
The Board of Directors has adopted Corporate Governance Principles for the Company, which provide a general framework for the governance of the Company and are subject to the Shareholders Agreement. For additional information, see “Related Person Transactions — Shareholders Agreement” below. The Board of Directors is responsible for selecting the Chairman of the Board of Directors and the Chief Executive Officer in any way it considers in the best interests of the Company. Therefore, the Board does not have a policy on whether the role of Chairman and Chief Executive Officer should be separate or combined, and if it is to be separate, whether the Chairman should be selected from the independent Directors or should be a Company employee. The Chairman of the Board, with input from the Chief Executive Officer and the Corporate
Secretary, establishes the agenda for meetings of the Board of Directors. The Corporate Governance Principles further provide that Directors must be able to devote the requisite time for preparation and attendance at regularly scheduled Board of Directors and Board Committee meetings, as well as be able to participate in other matters necessary for good corporate governance.
To help ensure that Directors are able to fulfill their commitments to the Company, the Corporate Governance Principles provide that Directors who are chief executive officers of publicly-traded companies, including at V2X, may not serve on the board of directors of more than two public companies (including the V2X Board of Directors), and other Directors may not serve on more than four public company boards (including the V2X Board of Directors). Directors must notify the Corporate Secretary prior to accepting an invitation to join another board of a public or private company. The Corporate Governance Principles and committee charters are reviewed by the Board annually and posted on the Company’s website at https:// www.gov2x.com (under “Investors” then “Governance Documents”). A copy of the Corporate Governance Principles will be provided, free of charge, to any shareholder upon request to the Corporate Secretary of V2X.
LEADERSHIP STRUCTURE
The Board of Directors believes that the decision as to whether to combine or separate the Chief Executive Officer and Chairman of the Board positions will depend on the facts and circumstances facing the Company at a given time and could change over time. In today’s challenging economic and regulatory environment, Directors, more than ever, are required to spend a substantial amount of time and energy in successfully navigating a wide variety of issues and in guiding the policies and practices of the companies they oversee. Although we do not have a formal policy with respect to separation of the Chairman and Chief Executive Officer positions, we believe that separating these positions allows our President and Chief Executive Officer to focus on running the day-to-day operations of our Company while allowing our Chairman, who is an independent director, to devote her time to matters of Board oversight. The Board believes that its organizational structure provides a framework for it to provide independent leadership and engagement while ensuring appropriate insight into the operations and strategic issues of the Company. In addition, the Board believes that the Company’s current leadership structure contributes to the Board’s role in risk oversight of the Company.

COMMUNICATION WITH THE BOARD OF DIRECTORS
Interested parties, including shareholders, may contact the Non-Executive Chairman, all independent Directors as a group, the entire Board of Directors, a committee of the Board of Directors or an individual Director by submitting a letter to the desired recipient in a sealed envelope labeled “Non-Executive Chairman,” “Independent Directors,” “Board of Directors,” or with the name of the Board Committee or a specific Director. This sealed envelope should be placed in a larger envelope and mailed to the Corporate Secretary, V2X, Inc., 7901 Jones Branch Drive, Suite 700, McLean, Virginia 22102. The Corporate Secretary will forward the sealed envelope to the designated recipient. Junk mail, advertisements, resumes, spam and surveys will not be forwarded to the Board or Board members. Abusive, threatening or otherwise inappropriate materials will also not be forwarded.
SHAREHOLDER OUTREACH
Our Board believes it is important to maintain an open dialogue with the Company’s shareholders to understand their views on the Company, its strategy, governance, environmental and social matters and compensation practices. The Company has a program to communicate with our top institutional investors on a variety of topics throughout the year to seek input and provide perspective on Company policies and practices and to ensure we are addressing any questions and concerns. These topics include financial performance and governance, agenda items for the Company’s annual meeting, and environmental, social, and governance matters. We regularly engage with our investors through quarterly conference calls and webcasts that are posted to our investor relations website. During 2022, the Company’s senior leadership also engaged investors by presenting at several investor conferences (both in-person and virtually) and through one-on-one and group meetings. In December 2022, V2X hosted its first ever Capabilities Tour for investors and analysts. The event, hosted by V2X senior leadership, highlighted the combined capabilities of the Company post-Merger, showcasing technology demonstrations and a tour of our production facility in Indianapolis. We regularly report our investors’ views and feedback to our Board of Directors.
BOARD AND COMMITTEE ROLES IN RISK OVERSIGHT
The Board of Directors has primary responsibility for overall risk oversight, including the Company’s risk profile and management controls. The Audit
Committee provides oversight review on the adequacy and effectiveness of the Company’s overall risk assessment and risk management process, including all risk mitigation processes. The Audit Committee’s risk oversight responsibilities include regular reviews of the Company’s cyber security program and cyber risk assessment. In addition, in accordance with regulatory requirements, the Audit Committee approves, at least annually, any decision of the Company to enter into uncleared swaps. The head of internal audit has responsibility for assessing, monitoring and auditing the Company’s global risk profile, reports directly to the Chair of the Audit Committee and reports on an administrative basis to the Chief Financial Officer. The Audit Committee and the Board of Directors monitor financial liquidity and financing risk. The Audit Committee also oversees the Company’s compliance program, including its Code of Conduct and ethics and compliance program with respect to legal and regulatory requirements. The Nominating and Governance Committee provides oversight of environmental, social and governance matters, including safety and health matters, and reviews periodic reports from management on these matters. The Compensation Committee considers enterprise risk factors in establishing appropriate compensation design and objectives, and structures compensation so that unnecessary or excessive risk-taking behavior is discouraged, and behaviors correlated with long-term value creation are encouraged. The Board and the Audit Committee receive regular reports with respect to the Company’s risk profile and risk management controls. In addition, each Director is expected to be sufficiently familiar with the risks faced by the Company.
ANNUAL DIRECTOR EVALUATIONS
As required by our Corporate Governance Principles, the Board annually assesses its performance. In addition, each Committee conducts an annual assessment of its performance pursuant to its charter. The Nominating and Governance Committee oversees and administers the annual performance evaluation process, including review and oversight of the appropriate methods, tools and questions used for conducting the evaluations of the performance of the Board and each Committee of the Board. The Board and each Committee review and discuss during executive sessions the specific results and any actions needed based on this feedback. The Nominating and Governance Committee will continue to evaluate the appropriateness of the methods, tools, questions and focus to be used in future annual evaluations.
In 2022, in light of the recent Merger, we tailored our annual self-assessment surveys for the newly reconstituted Board and its Committees. We expect to return to our regular performance evaluation process for 2023.
DIRECTOR SELECTION, COMPOSITION AND DIVERSITY
Directors of the Company must be persons of integrity, and, in the aggregate, should possess a broad range of personal characteristics, attributes and experiences appropriate for an effective Board. To that end, the Nominating and Governance Committee instructs its third-party search firms to identify director candidates with diverse backgrounds, including diversity of gender and race or ethnicity. In addition, the Corporate Governance Principles state that, as part of the membership criteria for new Board members, individuals should possess such attributes and experiences as are necessary to provide a broad range of personal characteristics including management skills, and technological, business and international experience. See “Proposal 1 — Election of Directors — Election of Three Class III Director Nominees for a Term of Three Years” above for our current Board diversity composition.
To be considered by the Nominating and Governance Committee as a Director candidate, a nominee at a minimum must meet the requirements set forth in the Corporate Governance Principles. Prior to recommending candidates for nomination as Directors, the Nominating and Governance Committee engages in a deliberative, evaluative process to ensure each candidate possesses the skills and attributes that individually and collectively will contribute to an effective Board of Directors. Biographical information for each candidate for election as a Director is evaluated and, if deemed necessary by the Nominating and Governance Committee, candidates for election participate in interviews with existing Board members and management. Each candidate is subject to thorough background checks. Director nominees must be willing to commit the requisite time for preparation and attendance at regularly scheduled Board and Committee meetings and participation in other matters necessary for good corporate governance. The Nominating and Governance Committee and the Board will continue to review future candidates based on a wide range of qualifications to ensure the highest caliber of directors continue to represent our Company.
The Nominating and Governance Committee may identify Director candidates through a variety of sources including search firms, personal references and business contacts. During the Appointment Period, as defined in the Shareholders Agreement, our Board of Directors will remain comprised of 11 members and the Vertex Holdco Parties will be entitled to designate for nomination and election to the Board of Directors a number of individuals corresponding to the ownership thresholds set forth in the Shareholders Agreement. The Nominating and Governance Committee will consider Director nominees recommended by shareholders for election to the Company’s Board who meet the qualification standards described above and the other requirements for nomination including those set forth in the Nominating and Governance Committee Charter, which is available at https://www.gov2x.com (under “Investors” then “Governance Documents”). The Nominating and Governance Committee also evaluates and makes recommendations to the Board of Directors concerning appointment of Directors to Board Committees, selection of Board Committee chairpersons, Committee member qualifications, Committee member appointment and removal, Committee structure and operations and proposal of the Board slate for election at the annual meeting of shareholders, consistent with criteria approved by the Board of Directors.
DIVERSITY, EQUITY, AND INCLUSION IN THE WORKFORCE — V2X FOR EVERYONE
Our core value of respect reflects our long-standing commitment to embracing diversity and equity, and fostering a culture of inclusion. We are committed to being a company where talented and diverse people with different viewpoints work together to create synergies, innovate and problem-solve. We continue to build an inclusive business environment by developing leadership competency, increasing employee engagement, and building organizational capacity.
Our Employee Resource Groups (“ERGs”) are employee-led groups and are critical to workplace inclusion. Our ERGs are open to every V2X employee. Our ERGs benefit members by providing opportunities for professional growth and education, which in turn supports our recruitment and retention efforts.
Our five ERGs also support the Company in achieving specific DEI goals.
In 2022, the Company published its inaugural DEI Report for 2021. The report shares the Company’s diversity strategies, practices, policies and programs from across the business and includes our U.S. employee demographics.
In 2022, we received recognition from a number of organizations, including the following, for our DEI initiatives.
NON-MANAGEMENT DIRECTOR COMPENSATION
Non-Management Director compensation is determined by our Board of Directors with the assistance of the Nominating and Governance Committee and Pay Governance LLC (“Pay Governance” or the “Compensation Consultant”). Non-Management Director compensation is reviewed on a periodic basis. In support of the Board’s review, Pay Governance compares Non-Management Director compensation components for V2X with director compensation components paid for a sample of aerospace and defense companies with revenue comparable to V2X’s revenue.
The total annual compensation level for each V2X Non-Management Director (except for Directors elected as Vertex Holdco designees, who receive no Director compensation pursuant to the
Shareholders Agreement) is $215,000, comprised of $85,000 in cash and $130,000 in RSUs for each full-year of the Director’s tenure. The full-year tenure runs from the date of the annual meeting of shareholders to the day prior to the next annual meeting of shareholders. Additional incremental pay for the full-year tenure includes a cash payment for the Audit Committee Chair in the amount of $20,000, a cash payment of $17,500 for the Compensation Committee Chair and a cash payment of $15,000 for each of the Nominating and Governance Committee Chair and the Strategy Committee Chair. The Non-Executive Chairman of the Board receives an additional $100,000, comprised of $50,000 in cash and $50,000 in RSUs for the full-year tenure. The incremental payments for the committee chairs and the Non-Executive Chairman were based on the significant responsibilities involved with these positions and reflect current competitive peer data provided to the Board by the Compensation Consultant.
Our Non-Management Directors received compensation for their service on the Board of Directors from May 6, 2022 through March 31, 2023. Mr. Prow and Mr. Boyington, as management Directors, received no compensation in 2022 for their service on the Board of Directors. RSUs granted to Non-Management Directors vest in full on the business day immediately prior to the next Annual Meeting date. The grant date fair value of RSU awards is provided in footnote (2) to the table below.

The table below summarizes the compensation received by our Non-Management Directors for the year ended December 31, 2022.

DIRECTOR COMPENSATION TABLE
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Mary L. Howell(3)	116,205	130,011	246,216
Dino M. Cusumano(4)	N/A	N/A	N/A
Lee E. Evangelakos(4)	N/A	N/A	N/A
Melvin F. Parker(5)	87,904	130,011	217,915
Eric M. Pillmore(6)	79,356	130,011	209,367
Joel M. Rotroff(4)	N/A	N/A	N/A
Neil D. Snyder(4)	N/A	N/A	N/A
Stephen L. Waechter(7)	94,932	130,011	224,943
Phillip C. Widman(8)	89,747	130,011	219,758
Bradford J. Boston(9)	105,569	32,503	138,072
Louis J. Giuliano(10)	22,562	45,006	67,568
William F. Murdy(11)	14,205	32,503	46,708

(1)
Consists of the following, paid quarterly, as applicable: director annual cash retainer of $85,000, incremental retainer for committee chairs and the annual Non-Executive Chairman retainer. Each of the retainers is pro-rated as applicable for the period that the director served on the Board during 2022.

(2)
Represents the aggregate grant date fair value of RSUs, computed in accordance with Accounting Standards Codification issued by the Financial Accounting Standards Board Topic 718, labeled “Compensation — Stock Compensation” (“ASC Topic 718”). The grant date fair value for RSUs was $34.07 per unit, the closing price of V2X stock on the grant date, which was May 13, 2022. The assumptions used in calculating these amounts are incorporated herein by reference to Note 16 to the Consolidated Financial Statements in the Company’s 2022 Annual Report on Form 10-K.

(3)
Ms. Howell received a pro-rated incremental $15,000 cash retainer for her service as the Strategy Committee Chair through July 5, 2022 and a pro-rated incremental $50,000 cash retainer for her service as the Non-Executive Chairman from July 6, 2022 through March 31, 2023.

(4)
The Vertex Holdco designees do not receive compensation for their service on the Board pursuant to the Shareholders Agreement.

(5)
Mr. Parker received a pro-rated incremental $15,000 cash retainer for his service as the Nominating and Governance Committee Chair from July 6, 2022 through March 31, 2023.

(6)
Mr. Pillmore received a pro-rated incremental $15,000 cash retainer for his service as the Nominating and Governance Committee Chair through July 5, 2022.

(7)
Mr. Waechter received a pro-rated incremental $20,000 cash retainer for his service as the Audit Committee Chair from July 6, 2022 through March 31, 2023.

(8)
Mr. Widman received a pro-rated incremental $17,500 cash retainer for his service as the Compensation Committee Chair from July 6, 2022 through March 31, 2023.

(9)
Mr. Boston resigned from the Board effective as of Closing on July 5, 2022 and was appointed as a non-voting advisor to the Board. Mr. Boston received a pro-rated incremental $17,500 cash retainer for his service as the Compensation Committee Chair through July 5, 2022 and a pro-rated cash retainer of $120,000 for his service as a non-voting advisor to the Board from July 6, 2022 through March 31, 2023. Mr. Boston resigned from his role as a non-voting advisor to the Board effective as of March 3, 2023.

(10)
Mr. Giuliano received a pro-rated incremental $50,000 cash retainer and $50,000 in RSUs for his service as the Non-Executive Chairman through July 5, 2022. Mr. Giuliano resigned from the Board effective as of Closing on July 5, 2022.

(11)
Mr. Murdy resigned from the Board effective as of Closing on July 5, 2022.

RESTRICTED STOCK UNIT AWARDS OUTSTANDING AT 2022 FISCAL YEAR-END
The table below represents RSUs outstanding as of December 31, 2022 for our Non-Management Directors who served during 2022.
Name	Restricted Stock Unit Awards
Mary L. Howell	3,816
Dino M. Cusumano(1)	N/A
Lee E. Evangelakos(1)	N/A
Melvin F. Parker	3,816
Eric M. Pillmore	3,816
Joel M. Rotroff(1)	N/A
Neil D. Snyder(1)	N/A
Stephen L. Waechter	3,816
Phillip C. Widman	3,816
Bradford J. Boston(2)	N/A
Louis J. Giuliano(2)	N/A
William F. Murdy(2)	N/A

(1)
Appointed to the Board of Directors effective as of Closing. The Vertex Holdco designees do not receive compensation for their service on the Board of Directors pursuant to the Shareholders Agreement.

(2)
Resigned from the Board of Directors effective as of Closing, and all remaining RSUs vested as of the date of Closing. No RSUs were outstanding as of December 31, 2022.

All Non-Management Directors then serving were granted RSUs on May 13, 2022 under the Second Amendment and Restatement of the V2X, Inc. 2014 Omnibus Incentive Plan (effective as of October 27, 2022). For the equity component of the annual retainer, the number of RSUs was determined by dividing $130,000 by $34.07, the closing price per share of V2X, Inc. common stock on the grant date. The resulting number of RSUs was rounded to 3,816, the nearest whole number of units.
DIRECTOR EXPENSES
V2X reimburses Non-Management Directors for all business-related expenses they incur for travel to and from Board of Directors, Committee and shareholder meetings. The Company also reimburses costs related to educational programs and related subscriptions for directors and for other Company business-related expenses (including travel expenses of spouses if they are specifically invited to attend an event for appropriate business purposes). Director airfare is reimbursed at no greater than first-class travel rates.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The members of the Compensation Committee during 2022 until Closing of the Vertex Transaction were Messrs. Boston, Parker, Pillmore and Widman, with Mr. Boston serving as chair. The members of the
Compensation Committee effective upon Closing were Messrs. Pillmore, Widman, Rotroff, and Snyder, with Mr. Widman serving as chair. No member of the Compensation Committee was, during the fiscal year, an officer or employee, or formerly an officer or employee, of V2X or involved in any related person transactions requiring disclosure in this Proxy Statement.
No executive officer of V2X served as a:
•
Member of the compensation committee (or other Board committee performing equivalent functions or, in the absence of any such committee, the entire Board) of another entity, one of whose executive officers served on the Compensation Committee of V2X.

•
Director of another entity, one of whose executive officers served on the Compensation Committee of V2X; or

•
Member of the compensation committee (or other Board committee performing equivalent functions or, in the absence of any such committee, the entire Board) of another entity, one of whose executive officers served as a director of V2X.
INDEMNIFICATION AND INSURANCE
Under its By-Laws, V2X indemnifies its Directors to the fullest extent permitted by law and maintains insurance to protect the Directors from liabilities, including certain instances where it could not otherwise indemnify them. The Company has also entered into indemnification agreements with its Directors, pursuant to which the Company has agreed to indemnify and hold harmless, to the fullest extent permitted by applicable law and the By-Laws, each Director against any and all expenses (including attorney’s fees and related disbursements, appeal bonds and other out-of-pocket costs), judgments, amounts paid on settlement, liabilities or losses actually and reasonably incurred by the Director by reason of the fact that he or she is or was a director of the Company (or, at the request of the Company, as a director, officer, employee, fiduciary or other agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise), or by reason of any actual or alleged action or omission to act taken or omitted in such capacity. The indemnification agreements set forth certain procedures that will apply in the event of a claim for indemnification thereunder. In addition, the agreements provide for the advancement of expenses incurred by a Director, subject to certain exceptions, in connection with any action, suit or proceeding covered by the agreement.
POLICIES FOR APPROVING RELATED PERSON TRANSACTIONS
The Company and the Board have adopted formal written policies for evaluation of potential related person transactions, as that term is defined in the SEC’s rules for related person disclosure, which provide for review and pre-approval of transactions which may or are expected to exceed $120,000 involving Non-Management Directors, executive officers, beneficial owners of five percent or more of the Company’s common stock or other securities and any immediate family of such persons. The Company’s policy generally groups transactions with related persons into two categories: (1) transactions requiring the approval of the Nominating and Governance Committee and (2) certain transactions, including ordinary course transactions below established financial thresholds, that are deemed pre-approved by the Nominating and Governance Committee. In reviewing related person transactions that are not deemed pre-approved for approval or ratification, the
Nominating and Governance Committee considers the relevant facts and circumstances, including:
•
Whether terms or conditions of the transaction are generally available to third parties under similar terms or conditions;

•
Levels of interest or benefit to the related person;

•
Availability of alternative suppliers or customers; and

•
Benefit to the Company.

The Nominating and Governance Committee is deemed to have pre-approved certain transactions identified in Item 404(a) of Regulation S-K that are not required to be disclosed even if the amount involved exceeds $120,000. In addition, any transaction with another company at which a related person’s only relationship is as an employee (other than an executive officer), director and/or beneficial owner of less than 10% of that company’s shares is deemed pre-approved; provided, however, that with respect to Directors, if a Director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues, such transaction shall be reviewed by the Nominating and Governance Committee and not be considered appropriate for automatic pre-approval. Regardless of whether a transaction is deemed pre-approved, all transactions in any amount are required to be reported to the Nominating and Governance Committee. Subsequent to the adoption of the written procedures above, the Company has followed these procedures regarding all reportable related person transactions.
The Company’s Related Party Transaction Policy is posted on the Company’s website at: https://www.gov2x.com (under “Investors” then “Governance Documents”). A copy of the Related Party Transaction Policy will be provided, free of charge, to any shareholder upon request to the Corporate Secretary of V2X.
RELATED PERSON TRANSACTIONS
Shareholders Agreement
Concurrently with the Closing, the Company entered into the Shareholders Agreement that, among other things, (1) provides Vertex Holdco Parties with Director nomination and committee designation rights, (2) governs how each Former Vertex Stockholder will vote its shares of common stock with respect to certain matters, (3) requires certain actions of the Company to be approved by the Vertex Holdco Parties, (4) provides the Vertex Holdco Parties with certain information rights, (5) limits transfers of common stock by the Former Vertex Stockholders, (6) limits certain acquisitions of common stock by the Vertex Holdco Parties, (7) restricts the ability of the Vertex Holdco Parties to solicit proxies in the election of Directors for such periods indicated therein, and (8) provides that the Company will elect to be a “controlled company” for purposes of applicable listing standards for so long as the Company qualifies to do so.
Controlled Company
Pursuant to the Shareholders Agreement, the Vertex Holdco Parties and the Company will take whatever action may be reasonably necessary, if any, to cause the Company to comply with SEC rules and applicable listing standards then in effect if the Company ceases to qualify as a “controlled company.”
Director Appointment Rights
Pursuant to the Shareholders Agreement, during the Appointment Period, the Board of Directors will be comprised of 11 members and the Vertex Holdco Parties will be entitled to designate for nomination and election to the Board of Directors a number of individuals corresponding to the ownership thresholds set forth in the Shareholders Agreement.
If the percentage of outstanding shares of common stock collectively beneficially owned by the Former Vertex Stockholders falls below one of the applicable ownership thresholds set forth in the Shareholders Agreement, then the Vertex Holdco Parties will provide written notice to the Company and, at the option of the Vertex Holdco Parties, (1) one Vertex Holdco designee will resign, effective no later than the next annual meeting, or (2) the Vertex Holdco Parties will not designate one Vertex Holdco designee that the Vertex Holdco Parties would otherwise have been entitled to designate at the next annual meeting. The Vertex Holdco Parties will cause Vertex Holdco designees on the Board of Directors to resign from the Board of Directors on the first date that the percentage of outstanding shares of common stock collectively beneficially owned by the Former Vertex Stockholders falls below 25% and the Vertex Holdco Parties will no longer be entitled to designate any directors to the Board of Directors.
Committee Designation Rights
During the Appointment Period, each committee of the Board of Directors will consist of four members (unless otherwise approved by a majority of each of the Vertex Holdco and non-Vertex Holdco designees), at least two of which will not be Vertex Holdco designees. The Vertex Holdco Parties may designate (a) two Vertex Holdco designees to serve on each committee of the Board of Directors for so long as the Former Vertex Stockholders collectively beneficially own 34% or more of the outstanding shares of common stock and (b) one Vertex Holdco designee to serve on each committee of the Board of Directors for so long as at least one Vertex Holdco designee serves on the Board of Directors, in each case, subject to applicable listing standards and SEC rules.
During the Appointment Period, the Audit Committee will be composed entirely of members who are independent under the NYSE listing requirements.
Voting of Former Vertex Stockholders
Until the Company’s 2024 annual meeting, the Shareholders Agreement requires each Former Vertex Stockholder to vote its shares of common stock (1) for the Vertex Holdco designees and (2) with respect to any nominees who are not Vertex Holdco designees, as recommended by the Nominating and Governance Committee. Beginning at the 2024 annual meeting, each Former Vertex Stockholder will be entitled to vote its shares of common stock in its sole discretion for one Vertex Holdco nominee (assuming an 11-member Board of Directors of the Company) and for all other nominees who are not Vertex Holdco designees, in the case of an uncontested election, must vote in the same manner as, and in the same proportion to, all shares voted by the Company’s shareholders (excluding all Former Vertex Stockholders), or, in the case of a contested election, at such Former Vertex Stockholder’s option, either in accordance with the recommendation of the Nominating and Governance Committee or in the same manner as, and in the same proportion to, all shares voted by, the Company’s shareholders (excluding all Former Vertex Stockholders).
The Shareholders Agreement requires the Company to take all necessary action to cause the Company’s 2024 annual meeting to be held on or about May 6, 2024, or an earlier date. The Shareholders Agreement also provides that the Former Vertex Stockholders may vote their shares in their discretion on any proposal or resolution that is not an election of Directors.
Company Actions
Pursuant to the Shareholders Agreement, for so long as the Former Vertex Stockholders collectively beneficially own 34% or more of the outstanding shares of common stock, the Company will not, without the consent of the Vertex Holdco Parties holding a majority of the shares of common stock then held by the Vertex Holdco Parties, take certain actions, including: (1) issuing capital stock or stock equivalents representing, on a preceding 36-month basis, greater than 10% of the outstanding common stock, excluding common stock or stock equivalents issued in connection with an acquisition approved by a majority of the Board of Directors; (2) redeeming, acquiring or otherwise purchasing capital stock of the Company in excess of $50.0 million, individually or in the aggregate, during any fiscal year; (3) repealing, amending or modifying the Company’s organizational documents (subject to certain clarifications); (4) declaring or paying any dividend or distribution on a non-pro rata basis or in excess of $25.0 million in the aggregate during any fiscal year; (5) entering into certain transactions (e.g., mergers, spinoffs, acquisitions); (6) agreeing to make any capital expenditures in excess of $50.0 million, individually or in the aggregate, during any fiscal year; (7) incurring Indebtedness as defined in the merger agreement dated as of March 7, 2022 (the “Merger Agreement”) (excluding any incurrence under the Company’s existing credit facilities or any ordinary course of business incurrence under the Company’s existing asset-based loan or revolving credit facility) that causes the Company’s total net leverage ratio to exceed 4.5; (8) terminating the Company’s Chief Executive Officer or Chief Financial Officer; (9) hiring a replacement Chief Executive Officer or Chief Financial Officer; or (10) designating a director to the Company’s Board of Directors in a manner contrary to the designation rights of the Vertex Holdco Parties under the Shareholders Agreement.
Information Rights
Under the Shareholders Agreement, during the Appointment Period, the Vertex Holdco Parties are entitled to certain information rights.
Stock Transfer Restrictions
Unless approved by a majority of the Company’s Board of Directors who are not Vertex Holdco designees, for six months after the Closing (January 5, 2023), the Former Vertex Stockholders could not sell, transfer or encumber, directly or indirectly, in whole or in part, any shares of common stock (or enter into any commitment to do such), except any (1) transfer of interests in a Former Vertex Stockholder entity or its direct or indirect parent that has assets representing a majority of its fair market value that are not shares of common stock and (2) change in ownership of any general partner or management company of the Vertex Holdco Parties will not be deemed to be a transfer.
In addition, the Former Vertex Stockholders may transfer any shares of their common stock to an affiliate of the Former Vertex Stockholder that agrees to be bound by and a party to the Shareholders Agreement.
Stock transfer restrictions under the Shareholders Agreement expired on January 5, 2023.
Stock Acquisition Restrictions
Unless approved by a majority of the Company’s Board of Directors who are not Vertex Holdco designees, the Vertex Holdco Parties cannot, directly or indirectly, acquire or offer to acquire shares of common stock that would result, after such acquisition, in the Vertex Holdco Parties beneficially owning more than 62.5% of the outstanding shares of common stock.
If at any time the Former Vertex Stockholders’ percentage ownership of the outstanding common stock falls below a given ownership threshold, then the Vertex Holdco Parties’ right(s) with respect to such ownership threshold will fall away and no longer apply even if, after the applicable ownership threshold is crossed, the Former Vertex Stockholders acquire shares of common stock such that they own in excess of the relevant ownership threshold.
Standstill
During the Appointment Period, except with respect to any Vertex Holdco nominee, the Vertex Holdco Parties cannot, and will cause their affiliates that the Vertex Holdco Parties have provided confidential information about the Company not to, directly or indirectly, (1) make or participate in any solicitation of proxies (as such terms are used in the proxy rules of the SEC) to vote or deliver a written consent with respect to, or seek to advise or influence any person or entity’s voting with respect to, any common stock (except on behalf of the Company), (2) make any public request or proposal to amend the standstill provision of the Shareholders Agreement, or (3) take any action that would reasonably be expected to result in the Company having to make a public announcement regarding the foregoing, publicly announce any intention to do the foregoing or enter into any discussions or arrangement to do the foregoing, unless, in each case, approved by a majority of the Company’s Board of Directors who are not Vertex Holdco designees.
Registration Rights Agreement
At the Closing, the Company entered into a registration rights agreement with Former Vertex Stockholders (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company granted the holders of registrable securities that are party to the Registration Rights Agreement certain registration rights with respect to such registrable securities.
As required by the Registration Rights Agreement, the Company filed on September 1, 2022 a resale shelf registration statement on Form S-3 registering all of the registrable securities held by the Former Vertex Stockholders. Following such filing, the Company is required to use its commercially reasonable efforts to have the resale shelf registration statement declared effective by the SEC as soon as reasonably practicable and to maintain such effectiveness continuously until such a time as there are no longer any registrable securities.
Subject to certain limitations set forth in the Registration Rights Agreement, the Former Vertex Stockholders will have the right to require the Company to use its commercially reasonable efforts to effectuate an underwritten public offering of the registrable securities.
The Registration Rights Agreement grants each Former Vertex Stockholder “piggyback” registration rights. Subject to certain exceptions and limitations, if the Company proposes to sell shares of common stock in an underwritten public offering or registers such shares with the SEC, either for its own account or for the account of other stockholders, each Former Vertex Stockholder will be entitled to include certain of its registrable securities in such offering or registration.
The Registration Rights Agreement provides that the Company must pay all registration expenses (other than the underwriting discounts and commissions) in connection with the resale shelf registration statement and any related underwritten offerings. The Registration Rights Agreement contains customary indemnification and contribution provisions.
Management Services Agreement
At the Closing, the Company entered into a management services agreement (the “Management Services Agreement”) with American Industrial Partners pursuant to which American Industrial Partners will provide general management, financial and other corporate advisory services to the Company and its subsidiaries from time to time as mutually agreed upon and documented under a statement of work. The Management Services Agreement provides for the Company to reimburse American Industrial Partners for its reasonable, documented and customary out-of-pocket expenses incurred in the ordinary course while performing such services, and to indemnify American Industrial Partners for certain matters related to the provision of services, but does not require the Company to pay any management or transaction fees or other compensation to American Industrial Partners.
CHARITABLE CONTRIBUTION CONFLICT OF INTEREST POLICY
The Company and the Board adopted a Charitable Contribution Conflict of Interest Policy for Directors, Director nominees and senior management. The policy requires approval by the Nominating and Governance Committee for donations by the Company to any nonprofit organization, charity or private foundation in an amount or having a value over $10,000 if any Director, Director nominee or any of their immediate family members is associated with such entity. In addition, such approval is required in the case of a donation over that limit to such an entity by a Director, Director nominee or member of senior management where another Director or member of senior management is associated with the entity. During 2022, there were no donations that required approval under this policy.
CODE OF CONDUCT
The Company has adopted the Code of Conduct which applies to all employees, including our President and Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer, and to our Non-Management Directors.
The Code of Conduct is posted on our website at: https://www.gov2x.com (under “Investors” then “Governance Documents”).
The Company will disclose within four business days any substantive changes to or waivers from the Code of Conduct for its Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer, or persons performing similar functions, by posting such information on our website at https://www.gov2x.com rather than by filing a Form 8-K. In 2022, there were no substantive changes to or waivers of the Code of Conduct for the President and Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer or persons performing similar functions. A copy of the Code of Conduct will be provided, free of charge, to any shareholder upon request to the Corporate Secretary of V2X.

COMMITTEES OF THE BOARD OF DIRECTORS
The Committees outlined below are the current standing committees of the Board of Directors. The table below sets forth the current membership of each of these Committees and identifies each Committee Chair as of the date of this Proxy Statement.
DIRECTOR	AUDIT	COMPENSATION AND PERSONNEL	NOMINATING AND GOVERNANCE	STRATEGY
Mary L. Howell
John “Ed” Boyington, Jr.				●
Dino M. Cusumano				●*
Lee E. Evangelakos			●
Melvin F. Parker	●		●*	●
Eric M. Pillmore	●	●		●
Charles L. Prow
Joel M. Rotroff		●
Neil D. Snyder		●	●
Stephen L. Waechter	●*		●
Phillip C. Widman	●	●*
* = Committee Chair

AUDIT COMMITTEE
MEMBERS:
Stephen L. Waechter, Chair
Melvin F. Parker
Eric M. Pillmore
Phillip C. Widman
Meetings in 2022: 12
AUDIT COMMITTEE
RESPONSIBILITIES
•
Subject to any action that may be taken by the full Board, the Audit Committee has the ultimate authority and responsibility to determine the qualifications, performance, independence and compensation of the independent registered public accountants (currently RSM), and to appoint (or nominate for shareholder ratification), evaluate, and where appropriate, consider rotation or replacement of the independent registered public accountants.

•
Review and discuss with management and the independent registered public accountants the audited financial statements of the Company, including discussion of the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and make a recommendation regarding whether the annual audited financial statements should be included in any public filing including our Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-K).

•
Review and discuss with management, the independent registered public accountants and the head of internal audit the quarterly consolidated financial statements of the Company, including a discussion of the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the results of the independent registered public accountants’ review of those statements prior to our filing of each Form 10-Q with the SEC.

•
Review and consider with RSM matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

•
Review with management and RSM the effect of regulatory and accounting initiatives as well as off-balance sheet structures on our financial statements.

•
Review and discuss with management and RSM the Company’s interim financial results to be included in the Company’s earnings reports prior to the release of any earnings report.
•
Review and discuss with management the types of information to be disclosed and the types of presentations to be made with respect to the Company’s earnings press releases and financial information and earnings guidance provided to analysts and rating agencies.

•
Discuss with management and RSM the quality and adequacy of the Company’s internal controls and their effectiveness and meet regularly and privately with the head of the internal audit function.

•
Annually request from RSM a formal written statement delineating all relationships between RSM and the Company, consistent with PCAOB Rule 3526. With respect to such relationships, the Audit Committee shall: discuss with RSM any disclosed relationships and the impact of such relationship on RSM’s independence; and assess and recommend appropriate action in response to the RSM report to satisfy itself of the auditor’s independence.

•
Pre-approve or delegate to one or more members of the Audit Committee, when appropriate, to pre-approve the retention of the independent auditor for audit-related and permitted non-audit services. Other tax-related consulting and special projects and fees for any other services to be provided by the independent auditor and internal audit service providers must be submitted to the Audit Committee consistent with the Company’s Audit Services, Audit Related and Non-Audit Services Policy relating to Independent Auditors.

•
Confirm the scope of audits to be performed by RSM and the internal audit function, monitor progress and review results. Review fees and expenses charged by RSM and any party retained to provide internal audit services.

•
On an annual basis, discuss with RSM its internal quality control procedures, material issues raised in quality control or peer review and any investigation or inquiries by governmental or professional authorities within the last five years (and any steps taken to deal with issues raised) regarding the firm’s independent audits of other clients.

•
Review significant findings or unsatisfactory internal audit reports or audit problems or difficulties encountered by RSM, in the course of the audit work, including any restrictions on the scope of its activities or on access to requested information, and any significant disagreements with management, and monitor management’s response to such matters. Without excluding other possibilities, the Audit Committee may review with the independent registered public accounting firm (i) any accounting adjustments that were noted or proposed by such firm but were “passed” (as immaterial or otherwise), (i) certain communications regarding auditing or accounting issues and (iii) any “management” or “internal control” letter issued or proposed to be issued by RSM.
•
Provide oversight and discuss with management, head of internal audit and RSM, the adequacy and effectiveness of the Company’s overall risk assessment and risk management process, including all risk mitigation processes. The Audit Committee shall review, at least annually, the Company’s cyber security program and cyber risk assessment. In addition, in accordance with regulatory requirements, the Audit Committee shall approve, at least annually, any decision of the Company to enter into uncleared swaps.

•
Review the Company’s capital structure including stock repurchases, debt offerings and other financings and dividends.

•
Review the Company’s rating agencies reviews, if applicable.

•
Review the Company’s capital allocation, including capital expenditures and research and development.

•
Review regularly and consider the Company’s financial reserves.

•
Review expense reports of senior executives.

•
Update the Board of Directors on a regular basis with respect to matters coming to its attention that may have a significant impact on the Company’s financial condition or affairs, the Company’s compliance with legal or regulatory requirements and the performance and independence of RSM and performance of the internal audit function.

•
Review major issues regarding accounting principles and financial statement presentations, significant changes to the Company’s selection or application of accounting principles and major issues relating to the Company’s internal controls, including any required audit steps to correct identified internal control issues. The Audit Committee also reviews management or RSM’s analyses regarding significant financial reporting issues and judgments made in preparing financial statements, including analyses of alternative U.S. generally accepted accounting principles (“GAAP”) methods as well as the effect of regulatory and accounting initiatives and off-balance sheet structures, if any, on the Company’s financial statements.

•
Meet separately and privately, on a regular basis, with RSM, the head of internal audit, and members of management, as well as in executive session without management as a Committee.

•
Establish policies regarding the Company’s employment and retention of current or former employees of RSM.

•
With respect to complaints concerning accounting, internal accounting controls or auditing matters:

◦
Review and approve procedures for receipt, retention and treatment of complaints received by the Company; and

◦
Establish procedures for the confidential, anonymous submission of complaints to the Audit Committee.

•
Establish levels for payment by the Company of fees to RSM, any advisors retained by the Audit Committee and ordinary administrative expenses of the Audit Committee.

•
Receive regular reports from the Chief Executive Officer, the Chief Financial Officer and from the Company’s disclosure control committee representative on the status of the Company’s disclosure controls and related certifications, including disclosure of any significant deficiencies in the design or operation of internal controls and any fraud that involves management or other employees with a significant role in internal controls.

•
Oversee the Company’s compliance program, including its Code of Conduct and ethics and compliance program, and review with the Chief Legal Officer or head of ethics and compliance any proposed waivers of the Code of Conduct for directors and officers as appropriate.

•
Prepare the Report of the Audit Committee for the Company’s Proxy Statement.

•
In conjunction with the Board of Directors, evaluate the qualifications of the Committee members and the Committee’s performance on an annual basis.

•
Review its charter at least annually and make recommendations to the Board of Directors for approval and adoption of any amendments to its charter.

A copy of the Audit Committee Charter is available on the Company’s website at: https://www.gov2x.com (under “Investors” then “Governance Documents”). The Company will provide, free of charge, a copy of the Audit Committee Charter to any shareholder, upon request to the Corporate Secretary of V2X.

COMPENSATION COMMITTEE
MEMBERS:
Phillip C. Widman, Chair
Eric M. Pillmore
Joel M. Rotroff
Neil D. Snyder
Meetings in 2022: 9
COMPENSATION COMMITTEE RESPONSIBILITIES
•
The Committee’s primary objective is to establish a competitive executive compensation program designed to attract, retain and motivate executives and to link compensation to business performance and shareholder return, without excessive enterprise risk.

•
Approve and oversee administration of the Company’s employee compensation program, including incentive plans and equity-based awards.

•
Evaluate senior management and Chief Executive Officer performance, consider enterprise risk factors with respect to compensation design and objectives, set annual performance objectives for the Chief Executive Officer and approve individual compensation actions for the Chief Executive Officer and officers at the corporate vice president level and above, as well as certain other positions.

•
Oversee the establishment and administration of the Company’s benefit programs and executive severance policies.

•
Evaluate and make regular reports to the Board on leadership development and continuity planning.

•
Prepare the Compensation Committee Report for the Company’s Proxy Statement.

•
Assess its performance and review its charter at least annually, and make recommendations to the Board of Directors for approval and adoption of any amendments to its charter.

Detail regarding the processes and procedures used to determine executive compensation is found in the “Compensation Discussion and Analysis” section of this Proxy Statement.
A copy of the Compensation Committee Charter is available on the Company’s website at: https://www.gov2x.com (under “Investors” then “Governance Documents”). The Company will provide, free of charge, a copy of the Compensation Committee Charter to any shareholder, upon request to the Corporate Secretary of V2X.
NOMINATING AND GOVERNANCE COMMITTEE
MEMBERS:
Melvin F. Parker, Chair
Lee E. Evangelakos
Neil D. Snyder
Stephen L. Waechter
Meetings in 2022: 6
NOMINATING AND GOVERNANCE COMMITTEE RESPONSIBILITIES
•
Review and recommend to the full Board for its review and approval matters and agenda items relating to the Company’s annual meeting of shareholders.

•
Review the Company’s business continuity and disaster recovery programs and plans.

•
Review the Company’s communication and advertising program and other activities involving community relations, major charitable contributions and promotion of the Company’s public image.

•
Determine desired Board and Director experiences, skills and attributes and conduct searches for prospective board members whose experiences, skills and attributes reflect those desired for the Board of Directors.

•
Identify, evaluate and propose nominees for election to the Board of Directors.

•
Make recommendations to the Board of Directors concerning the appointment of Directors to Board Committees, the selection of the Chairman of the Board and the selection of Board committee chairs.

•
Evaluate and make recommendations regarding senior management requests for approval to accept membership on outside boards of publicly-traded companies and other organizations.

•
Review periodic reports from management on, and provide oversight of, environmental, social and governance matters, including safety and health matters.

•
At least annually review and assess the Company’s director and officer insurance and indemnification.

•
Provide oversight of director education matters and the director orientation process.

•
Following the review by the Audit Committee, Compensation Committee and Strategy

Committee of their respective charters, review those charters as part of the framework of the governance of the Company to ensure completeness and consistency among committee charters and the Corporate Governance Principles.
•
Assess its performance and review its charter at least annually, and make recommendations to the Board of Directors for approval and adoption of any amendments to its charter.

The Nominating and Governance Committee will consider and evaluate Director candidates recommended by shareholders who meet the qualification standards for Directors on the same basis as all Director candidates. See “Information About the Board of Directors and Other Matters — Director Selection, Composition and Diversity” above.
A copy of the Nominating and Governance Committee Charter is available at the Company’s website: https://www.gov2x.com (under “Investors” then “Governance Documents”). The Company will provide, free of charge, a copy of the Nominating and Governance Committee Charter to any shareholder, upon request to the Corporate Secretary of V2X.
STRATEGY COMMITTEE
MEMBERS:
Dino M. Cusumano, Chair
John “Ed” Boyington, Jr.
Melvin F. Parker
Eric M. Pillmore
Meetings in 2022: 5
STRATEGY COMMITTEE RESPONSIBILITIES
•
Review and make recommendations to the Board on matters relating to the Company’s overall business strategy and the Company’s strategic planning process.

•
Assess its performance and its charter at least annually, and make recommendations to the Board of Directors for approval and adoption of any charter amendments.

A copy of the Strategy Committee Charter is available at the Company’s website:https://www.gov2x.com (under “Investors” then “Governance Documents”). The Company will provide, free of charge, a copy of the Strategy Committee Charter to any shareholder, upon request to the Corporate Secretary of V2X.
REPORT OF THE AUDIT
COMMITTEE
The following Report of the Audit Committee does not constitute soliciting material and the Report should not be deemed filed or incorporated by reference into any other previous or future filings by the Company under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except to the extent the Company specifically incorporates this Report by reference therein.
ROLE OF THE AUDIT COMMITTEE
The Audit Committee provides oversight on matters relating to the Company’s financial reporting process, seeks to ensure that the Company develops and maintains adequate financial controls and procedures, and monitors compliance with these processes.
The Audit Committee has oversight responsibility for confirming the scope and monitoring the progress and results of audits conducted by the Company’s internal auditors and the independent auditors. The Audit Committee discussed with the Company’s internal auditors and RSM the plans for their respective audits. The Audit Committee met with the internal auditors and RSM, with and without management present, and discussed their evaluation of the Company’s internal controls and the Company’s financial reporting.
The Company’s management has primary responsibility for the financial statements, including the Company’s system of disclosure and internal controls. The Audit Committee may investigate any matter brought to its attention. In that regard, the Audit Committee has full access to all books, records, facilities and personnel of the Company and the Audit Committee may retain outside counsel, auditors or other independent experts to assist the Committee in performing its responsibilities. Any individual may also bring matters to the Audit Committee confidentially or on an anonymous basis, by submitting the matter in a sealed envelope addressed to the “Audit Committee” to the Corporate Secretary who then forwards the sealed envelope to the Audit Committee. Junk mail, advertisements, resumes, spam and surveys will not be forwarded. Abusive, threatening or otherwise inappropriate materials will also not be forwarded.
AUDIT COMMITTEE CHARTER
The Board of Directors has adopted a written charter for the Audit Committee, which the Board of Directors and the Audit Committee review, and at least annually update and reaffirm. The Audit Committee Charter sets out the purpose, membership and organization, and key responsibilities of the Audit Committee.
COMPOSITION OF THE AUDIT COMMITTEE
The Audit Committee is composed of four members of the Company’s Board. The Board of Directors has determined that each Audit Committee member meets the independence standards set out in the requirements of the NYSE currently in effect, including the Audit Committee independence requirements of Rule 10A-3 of the Exchange Act. All members of the Audit Committee, in the business judgment of the full Board of Directors, are financially literate. Although the Board of Directors determined that more than one member of the Board of Directors satisfies the requirements under SEC rules of an audit committee financial expert, the Board of Directors has identified Stephen L. Waechter as the Company’s audit committee financial expert.
REGULAR REVIEW OF FINANCIAL STATEMENTS
The Audit Committee reviewed and discussed the Company’s audited financial statements with management. The Audit Committee, management, and RSM or Deloitte, as applicable, reviewed and discussed the Company’s unaudited financial statements before the release of each quarterly earnings report and filing of the Company’s Form 10-Qs. The Audit Committee, management and RSM reviewed and discussed the Company’s audited financial statements before the release of the annual earnings report and filing of the Company’s Form 10-K.
COMMUNICATIONS WITH RSM
The Audit Committee has discussed with RSM the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee met privately with RSM three times during 2022.
INDEPENDENCE OF RSM
RSM is directly accountable to the Audit Committee. The Audit Committee has received the written disclosures and the letter from RSM required by applicable requirements of the PCAOB regarding RSM’s communications with the Audit Committee concerning independence and has discussed with RSM their independence from management and the Company, any disclosed relationships and the impact of those relationships on RSM’s independence.
RECOMMENDATION REGARDING ANNUAL REPORT ON FORM 10-K
In performing its oversight function with regard to the 2022 financial statements, the Audit Committee relied on financial statements and information prepared by the Company’s management. It also relied on information provided by the internal audit staff as well as RSM. The Audit Committee reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2022. Based on these discussions, and the information received and reviewed, the Audit Committee recommended to the Company’s Board of Directors and the Board of Directors has approved including the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.
The Audit Committee’s responsibility is to monitor and oversee the audit and financial reporting processes. However, the members of the Audit Committee are not practicing certified public accountants or professional auditors and rely, without independent verification, on the information provided to them and on the representations made by management, and the report issued by the independent registered public accounting firm.
This report is furnished by the members of the Audit Committee.
Stephen L. Waechter, Chair
Melvin F. Parker
Eric M. Pillmore
Phillip C. Widman
COMPENSATION COMMITTEE REPORT
The following Report of the Compensation Committee does not constitute soliciting material and the Report should not be deemed filed or incorporated by reference into any other previous or future filings by the Company under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this Report by reference therein.
The Compensation Committee approves and oversees administration of the Company’s executive compensation program including incentive plans and equity-based awards, and evaluates and makes regular reports to the Board on senior leadership development and continuity plans. The Compensation Committee’s primary objective is to establish a competitive executive compensation program designed to attract, retain and motivate executives and to link executive compensation to business performance and shareholder return, without excessive enterprise risk. The Compensation Committee considers appropriate risk factors in structuring compensation to discourage unnecessary or excessive risk-taking behaviors and encourage long-term value creation.
RECOMMENDATION REGARDING COMPENSATION DISCUSSION AND ANALYSIS
The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with management. Based on this review and discussion, the Compensation Committee recommended to the Company’s Board of Directors that the “Compensation Discussion and Analysis’’ be included in the Company’s Annual Report on Form 10-K for 2022 and this Proxy Statement.
This report is furnished by the members of the Compensation Committee.
Phillip C. Widman, Chair
Eric M. Pillmore
Joel M. Rotroff
Neil D. Snyder

COMPENSATION DISCUSSION AND ANALYSIS
INTRODUCTION

The Compensation Committee is responsible for our executive compensation philosophy and programs. The Compensation Committee reviews and approves the compensation to be paid to our Chief Executive Officer (“CEO”) and our other named executive officers (together, the “NEOs”). At our 2022 Annual Meeting, our shareholders overwhelmingly approved our NEOs’ compensation, with approximately 99% of the votes cast in favor of the say-on-pay proposal.
VERTEX TRANSACTION; EXECUTIVE CHANGES
On July 5, 2022, Vectrus completed its previously announced Merger with Vertex, forming V2X. As part of the integration associated with the Merger, changes were made to our executive team. In particular, each of John “Ed” Boyington, Jr., William W. Beard and Richard Mendoza (the “legacy Vertex NEOs”) became executive officers of V2X.
As will be noted in this “Compensation Discussion and Analysis,” certain aspects of the compensation packages for the legacy Vertex NEOs were either elements of the executive’s pre-existing Vertex compensation package or were determined in connection with the Merger (including the one-time grant of restricted stock units to the legacy Vertex NEOs described below) and thus were outside of the ordinary course operation of our compensation program overseen by the Compensation Committee. The compensation program for the legacy Vertex NEOs prior to the Merger generally consisted of base salary and annual cash bonus opportunity under the Vertex Management Incentive Bonus (“MIB”) plan and Vertex stock options.
EXECUTIVE SUMMARY
V2X’s NAMED EXECUTIVE OFFICERS FOR 2022 WERE:
•
Charles L. Prow, President and Chief Executive Officer (“CEO”)

•
Susan D. Lynch, Senior Vice President (“SVP”) and Chief Financial Officer (“CFO”)

•
John “Ed” Boyington, Jr., President, Vertex Aerospace LLC

•
William W. Beard, SVP, Aerospace Solutions

•
Richard Mendoza, SVP and Chief People Officer

2022 COMPANY HIGHLIGHTS
•
2022 total year over year revenue growth of 62% to $2,891 million, representing a full year of revenue contribution from Vectrus and approximately six months from Vertex

•
2022 pro forma revenue of $3,670 million, representing 9% revenue growth

•
2022 operating income of $55.8 million; 2022 pro forma operating income of $187.5 million

•
Backlog grew to $12.3 billion, providing more than three years of top line visibility

•
Revenue growth and footprint growth in INDOPACOM by achieving full operational capability on LOGCAP V Kwajalein and increased scope at Subic Bay in the Philippines

•
Several key wins expanded and solidified work with Army, Navy, Air Force, and National Security clients

•
Supported several important missions, including providing the DoD with urgent and compelling services for the European Deterrence Initiative, as well as supporting the establishment of a water supply system and water remediation efforts in Hawaii

•
Merged with Vertex on July 5, 2022, which enables us to offer a broad suite of technology and services capabilities to support readiness and modernization initiatives and deliver a comprehensive set of integrated solutions and critical service offerings across the operations and logistics, aerospace, training and technology markets to national security, defense, civilian and international clients

COMPENSATION PHILOSOPHY
The Compensation Committee has implemented a pay for performance philosophy that supports V2X’s business strategy within the principles of competitiveness and consistent alignment with long-term value creation. Our philosophy encourages individual and group behaviors that balance risk and reward while supporting sustained growth and earnings performance. A substantial portion of executive compensation is tied to the Company’s business, financial and share price performance and our compensation philosophy is informed by the practices of V2X’s industry and peers. We continuously seek to align our compensation program with best practices. The Compensation Committee establishes appropriate compensation policies to attract, motivate and retain our executives in the industry in which we operate.
PAY FOR PERFORMANCE
We link a large portion of our NEOs’ compensation to performance. Pay components for 2022 included base salary, V2X Annual Incentive Program (“AIP”) awards and long-term incentive awards, consisting of total shareholder return (“TSR”) awards and time vesting RSUs, for Mr. Prow and Ms. Lynch, our “legacy Vectrus NEOs”. The pay components for our legacy Vertex NEOs for 2022 included base salary, annual incentive awards under both the MIB plan and AIP, as applicable, and RSU awards granted in connection with the Merger (described below).
The 2022 AIP provided a cash payout if certain financial metrics, including adjusted diluted earnings per share, total revenue, new business wins, days sales outstanding, net debt and individual strategic achievements, were met. The approved 2022 AIP payouts reflected overall achievement between 121.0% and 141.8% of target. The 2022 AIP performance goals, targets, results and actual payouts are discussed in more detail in “Compensation Program Objectives — Primary Compensation Components” below.
The TSR awards represent 50% of the total long-term incentive awards to the legacy Vectrus NEOs with the remainder consisting of RSUs. TSR awards align pay with performance by providing a cash long-term incentive linked to the Company’s total shareholder return performance relative to the aerospace and defense companies in the S&P 1500 over a three-year performance period. Upon the Merger, the original three-year performance period for then-outstanding TSR awards held by the legacy Vectrus NEOs (granted in 2020) was separated into two components in accordance with the pre-existing change in control provisions in the TSR agreements, which were triggered by the Merger.
The first component was determined based on actual performance relative to Vectrus’ peers from January 1, 2022 through the Merger and the second component from the Merger through December 31, 2022 was deemed to be attained at target. The payment for the 2020 TSR awards was made in January 2023 at an overall attainment level of 43.6% of target. Vesting of these awards was not accelerated in connection with the Merger. This program and the performance results for the 2020 awards are discussed in more detail under the “Long-Term Incentive Program — 2022 Long-Term Incentive Awards” below.
KEY GOVERNANCE POLICIES AND PRACTICES RELATED TO COMPENSATION:
WE DO:
• use an independent compensation consultant selected and hired by the Compensation Committee.
• pay for both corporate and individual performance.
• mitigate compensation risk through oversight by the Compensation Committee of the design and objectives of our executive compensation programs.
• utilize equity award agreements that require both consummation of a change in control transaction and termination of employment for accelerated vesting (“double trigger”).
• conduct an annual say-on-pay vote.
• have a compensation clawback policy that is also embedded in our equity incentive plan, our annual incentive plan and our award agreements.
• have an anti-hedging and anti-pledging policy.
• maintain meaningful stock ownership guidelines for V2X corporate officers and Directors.

KEY GOVERNANCE POLICIES AND PRACTICES RELATED TO COMPENSATION:
WE DO:

•
provide in our equity incentive plan for a minimum vesting period of one year for employee equity grants, and generally provide in our employee award agreements for vesting in equal annual installments over a three-year period for our restricted stock unit awards.

WE DO NOT:
• reprice stock options.
• guarantee minimum bonus payments.
• provide excessive perquisites.
• provide tax gross-ups for perquisites or in connection with payments made in the event of a change in control; however, tax assistance may be provided for costs associated with relocation.
• provide for automatic base salary increases.
• have fixed-term employment arrangements with our NEOs; all of our NEOs are at-will employees.
• provide a traditional pension plan.
2022 COMPENSATION INFORMATION FOR NEOs
V2X has been an independent, publicly traded company since September 2014. We strive to align total target compensation for our NEOs to the median of competitive ranges, assuming continued performance of the Company and the executives. The Compensation Committee supports this approach, based on the individual NEO’s experience in their roles, their strong performance and the business conditions impacting the Company. The Compensation Committee, along with the Compensation Consultant (discussed below), annually reviews current market compensation of our NEOs.
The Compensation Committee reviewed and assessed the performance of the NEOs for 2022 and will continue to review and assess their performance and authorize compensation actions it believes are appropriate and commensurate with relevant competitive data, the Company’s business environment and its compensation philosophy.
For 2022, the Compensation Committee approved base salary increases, effective March 2022, for Mr. Prow and Ms. Lynch as follows:
•
Charles L. Prow: An annual base salary increase of 10.5% was approved, bringing his base salary to $850,000.

•
Susan D. Lynch: An annual base salary increase of 13.4% was approved, bringing her base salary to $500,000.

The Compensation Committee approved the base salary increases following a review of market competitive survey data, as well as the individual’s relevant experience and contributions to the Company. These base salary increases were made to more closely align the executive’s compensation with the median of the competitive market.
For 2022 (and prior to the closing of the Merger), Vertex approved base salary increases for Messrs. Beard and Mendoza, as described below. Mr. Boyington’s annual base salary did not change pre or post-Merger for 2022.
•
William W. Beard: An annual base salary increase of 5.0% was approved, bringing his base salary to $346,777.

•
Richard Mendoza: An annual base salary increase of 5.5% was approved, bringing his base salary to $300,644.

The table below sets out the NEOs’ 2022 final annual base salary rate, target AIP/MIB award and, with respect to the legacy Vectrus NEOs, target long-term incentive awards as determined by the Compensation Committee.

2022 BASE SALARY AND TARGET INCENTIVE COMPENSATION
Name and Principal Position	2022 Base Salary ($)	Target 2022 Annual Bonus Award (% of Base Salary)(1)	Target 2022 Long-Term Incentive Award ($)
Charles L. Prow President and Chief Executive Officer	850,000	110%	2,500,000
Susan D. Lynch Senior Vice President and Chief Financial Officer	500,000	75%	600,000
John “Ed” Boyington, Jr.(2) President, Vertex Aerospace LLC	583,000	85%	N/A
William W. Beard(2) Senior Vice President, Aerospace Solutions	346,777	65%	N/A
Richard Mendoza(2) Senior Vice President and Chief People Officer	300,644	60%	N/A

(1)
This column reflects the target bonus award as a percentage of base salary for each NEO for 2022. The approved AIP formula for 2022 for legacy Vectrus NEOs was based on performance measures and goals that would pay 100% of target for 100% achievement of the approved goals. The final 2022 annual bonus payments are discussed in more detail below under “2022 AIP Awards Paid in 2023”.

(2)
Messrs. Boyington, Beard and Mendoza joined the Company with the Merger on July 5, 2022, and did not receive a regular 2022 long-term incentive award. However, the legacy Vertex NEOs did receive RSU awards in connection with the Merger. The RSU awards granted to legacy Vertex NEOs are discussed in more detail below under “Integration Awards to Legacy Vertex NEOs”.

V2X COMPETITIVE COMPENSATION
In reviewing compensation for the legacy Vectrus NEOs for 2022, the Compensation Committee used the general industry market data reflected in the 2021 Willis Towers Watson General Industry Executive Compensation Survey — U.S. Report. Data reviewed included competitive market information for each compensation component and total compensation. The Compensation Committee evaluated and determined target and actual compensation provided to each of our legacy Vectrus NEOs based on a review of the general industry market data, which was adjusted via regression analysis to estimate the competitive market pay levels for a company of our revenue size.
INDEPENDENT COMPENSATION CONSULTANT
In 2022, the Compensation Committee continued to retain Pay Governance as its independent compensation consultant (“Compensation Consultant”) to assist the Committee in fulfilling its responsibilities under its charter, the material terms of which are described in this Proxy Statement under “Compensation Committee Responsibilities.” The Compensation Consultant provided objective expert analyses, assessments, research and recommendations for executive compensation programs, incentives, perquisites and compensation standards. In this capacity, the Compensation Consultant provided services that related solely to work performed for and at the direction of the Compensation Committee, including analysis of material prepared by V2X’s human resources, finance and legal departments for the Compensation Committee’s review. The Compensation Consultant attended eight of the nine meetings held by the Compensation Committee during 2022 and provided no other services to V2X during 2022 other than those for and at the direction of the Compensation Committee (or, in the case of Non-Management Director compensation, for the Nominating and Governance Committee).
The Compensation Committee is directly responsible for the appointment, compensation, and oversight of the Compensation Consultant. The Compensation Committee has the sole authority to retain and terminate the services of its advisors and consultants, including Pay Governance.
In connection with the engagement of the Compensation Consultant, the Compensation Committee considered various factors bearing on the independence of the Compensation Consultant, including, but not limited to, the following:
•
Provision of other services to V2X by the Compensation Consultant;

•
Business or personal relationships of the Compensation Consultant with members of the Compensation Committee or with executive officers;

•
The Compensation Consultant’s policies and procedures to prevent conflicts of interest;

•
Ownership of V2X common stock by the Compensation Consultant’s engagement leader; and

•
The relative amount of fees received by the Compensation Consultant from V2X.

The Compensation Committee affirmatively determined the Compensation Consultant was independent and had no conflicts of interest with the Company or the Board of Directors.
During 2022, V2X’s human resources, finance and legal functions supported the work of the Compensation Committee, provided information, answered questions, and responded to requests from the Compensation Consultant.
OUR COMPENSATION CYCLE
The Compensation Committee reviews compensation in detail during the first quarter of each year. This review includes:
•
Annual performance reviews for the prior year;

•
Consideration of increases in base salary;

•
Determination of AIP awards earned for the prior year and establishment of target awards for the current year; and

•
Determination of long-term incentive target awards for the current year’s awards, including RSUs and TSR awards.

The award date for long-term incentive awards is determined by the Compensation Committee and is typically in March, following the February meeting of the Compensation Committee. Target TSR awards reflect a three-year performance period beginning on January 1 of the year in which the Compensation Committee approves the award.

COMPENSATION PROGRAM OBJECTIVES
COMPENSATION OBJECTIVES, PRINCIPLES AND APPROACHES
The V2X compensation program objectives, principles and approaches reflect the Company’s business needs and strategy, as detailed below:
OBJECTIVE	GENERAL PRINCIPLE	APPROACH
Attract, incentivize and retain talented and experienced leaders.	Design an executive compensation program to attract, incentivize and retain high performing executives.
Target total direct compensation approximating the 50th percentile of competitive practice. Review current competitive market compensation to structure NEO compensation toward the competitive median of general industry companies, as adjusted for revenue size.

Align at-risk compensation with corporate and individual performance.	Align the measures of performance in our compensation programs with measures key to the success of our business. If our business succeeds, our shareholders will benefit.	Provide incentive opportunities based on corporate and individual performance to drive shareholder value.
Align at-risk compensation with levels of executive responsibility.	As executives advance in the Company, the proportion of at-risk pay relative to fixed pay increases.	Structure NEO compensation so that a substantial portion of compensation is at-risk for executives with greater levels of responsibility.

PRIMARY COMPENSATION COMPONENTS
The primary compensation components for the legacy Vectrus NEOs are depicted in the graph below.
BASE SALARY — Base salary comprises the fixed component of total compensation. Salary is a competitive component of pay that is aligned with the NEO’s position, experience and criticality of the required competencies. It is not a risk-based element of compensation.
AIP AWARDS — The Compensation Committee is responsible for the administration of the AIP awards. The Compensation Committee identified the corporate metrics (discussed below) that most closely predict Company’s operating performance in 2022. All AIP awards for 2022 were granted under the Vectrus, Inc. 2014 Omnibus Incentive Plan now known as the Second Amendment and Restatement of the V2X, Inc. 2014 Omnibus Incentive Plan (effective as of October 27, 2022) (the “2014 Omnibus Plan”).
•
ADJUSTED DILUTED EARNINGS PER SHARE (Adjusted Diluted EPS):   Adjusted Diluted EPS is a market-based metric recognized as a standard by investors and analysts.

•
TOTAL REVENUE:   Total revenue reflects successful recognition of contracted revenue, recompetes and emphasizes growth through new revenue streams.

•
NEW BUSINESS WINS (NB):   Winning new business is a critical focus for our Company, and includes any new business contract award notification, recompetes, contract extensions and add-on work to existing contracts, each occurring during the calendar year.

•
DAYS SALES OUTSTANDING (DSO):   DSO is an important operating efficiency metric that measures the number of days it takes to turn accounts receivable into cash. DSO is calculated using a five point average of the DSO for the fourth quarter of the prior year and each of the four quarters of the performance year.

•
NET DEBT AT YEAR-END (Net Debt):   Net Debt is a liquidity metric equal to total short- and long-term debt less cash on hand. We believe net debt is an important measurement because it is part of the Company’s leverage ratio which investors use to analyze and compare to other companies in the same industry.

•
INDIVIDUAL STRATEGIC ACHIEVEMENTS:   The use of individual goals balances the executive’s shared responsibility to achieve corporate goals with the desire to motivate the executive to achieve goals within the individual’s specific area of responsibility. The individual goals also reinforce the importance of certain key objectives within the individual’s specific area of responsibility and allow the Compensation Committee to differentiate compensation among these executives based on their individual performance. It also strengthens the executive’s accountability. Details on NEOs’ individual goals are discussed under “Individual Strategic Achievements for 2022” below.

LONG-TERM INCENTIVE AWARDS — The Compensation Committee is responsible for the administration of long-term incentive awards, which comprise RSUs and TSR awards.
AIP CORPORATE OBJECTIVES
In order to retain focus on the achievement of the respective financial commitments for both legacy Vectrus and Vertex annual operating plans, the Compensation Committee revised the 2022 AIP program objectives for the NEOs in connection with the Closing. The revision encompassed the achievement measurement with 50% of the payout assessed on the performance of each NEOs’ legacy company for the entire year and 50% on the performance of the V2X financial plan for the second half of the year.
Legacy Vectrus NEOs’ AIP design comprised adjusted diluted EPS, total revenue, new business wins and DSO for 50% of their performance achievement. The other 50% of the performance achievement for legacy Vectrus NEOs’ AIP design comprised the same factors for the V2X second half financial plan, except that net debt was substituted for DSO. The table below depicts the legacy Vectrus NEOs’ AIP corporate metrics for fiscal year 2022.

2022 AIP METRICS (LEGACY VECTRUS NEOs)	PERFORMANCE PERCENTAGE (Legacy Vectrus Full Year Financial Results Weighted 50%)	PERFORMANCE PERCENTAGE (V2X Second Half Financial Plan Weighted 50%)
Adjusted Diluted EPS	30%	30%
Total Revenue	10%	10%
New Business Wins	20%	20%
DSO	20%	N/A
Net Debt	N/A	20%
Individual Strategic Achievements*	20%	20%

(*)
The Compensation Committee did not assign a specific weighting to any of the individual goals within that metric, but reviewed each executive’s performance against his or her individual goals in the aggregate.

For 2022, 80% of the awards for legacy Vectrus NEOs were based on the achievement of the foregoing corporate metrics and 20% of the awards were based on the individual strategic achievements. These corporate metrics are also depicted in the pie chart below, and the table that follows illustrates minimum, target and maximum payments for each category of the performance metric:
	Adjusted Diluted EPS*			Revenue*			New Business Wins			DSO			Net Debt			Individual Strategic Achievements
	Min	Tgt	Max	Min	Tgt	Max	Min	Tgt	Max	Min	Tgt	Max	Min	Tgt	Max	Min	Tgt	Max
Performance Percentage of Target	82%	100%	114%	92%	100%	110%	40%	100%	180%	93.4%	100%	109.2%	91%	100%	110%	0%	100%	200%
Payout Percentage of Target	50%	100%	200%	50%	100%	200%	25%	100%	200%	16.7%	100%	200%	10%	100%	200%	0%	100%	200%

(*)
For performance results between the minimum and maximum thresholds, the performance percentage achieved for that metric was calculated on a non-linear slope pre-approved by the Compensation Committee for the performance year. Actual payout percentages for each metric could range from zero to 200% of target.

The legacy Vertex NEOs continued with the Vertex MIB plan design, based on the Vertex full year performance for the first 50% of their payout assessment. The MIB plan included one financial metric, adjusted EBITDA performance. The legacy Vertex NEOs also participated in the AIP with the same second half performance metrics described above for legacy Vectrus NEOs for the second 50% of their AIP performance.

2022 AIP AWARDS PAID IN 2023
Legacy Vectrus NEOs
50% AIP Pay Component (with DSO)
The table below sets forth the pay component, applicable performance and payout percentages of the 2022 AIP for legacy Vectrus NEOs that comprised 50% of their total AIP payment.
Metric (all $ amounts in millions, except per share data and DSO)	Performance Target at 100.0% Payment and Weighting(1)		2022 Performance	Performance Percentage of Target	Payout Percentage of Target(1)	Weighted Attainment
Adjusted Diluted EPS	$3.72	30.0%	$4.16	112.0%	186.2%	55.9%
Total Revenue	$1,818.5	10.0%	$1,982.4	109.0%	190.1%	19.0%
New Business Wins	$267.0	20.0%	$300.6	112.6%	115.8%	23.2%
DSO	71.0	20.0%	71.4	99.4%	93.3%	18.7%
Individual Strategic Achievements (discussed below)		20.0%		120.0%		25.0%

(1)
Attainment of all of the 2022 AIP performance goals at target would result in a payout of 100% of target.

50% AIP Pay Component (with Net Debt)
The table below sets forth the pay component, applicable performance and payout percentages of the 2022 AIP for the legacy Vectrus NEOs that comprised the other 50% of their total AIP payment.
Metric (all $ amounts in millions, except per share data and DSO)	Performance Target at 100.0% Payment and Weighting(1)		2022 Performance	Performance Percentage of Target	Payout Percentage of Target(1)	Weighted Attainment
Adjusted Diluted EPS	$1.41	30.0%	$1.55	109.9%	171.9%	51.6%
Total Revenue	$1,911.9	10.0%	$1,936.3	101.3%	112.7%	11.3%
New Business Wins	$269.4	20.0%	269.4	100.0%	100.0%	20.0%
Net Debt	$1,209.5	20.0%	$1,220.7	99.1%	90.7%	18.1%
Individual Strategic Achievements (discussed below)		20.0%		120.0%		25.0%

(1)
Attainment of all the 2022 AIP performance goals at target would result in a payout of 100% of target.

Legacy Vertex NEOs
50% Cash Bonus Component (MIB)
The table below sets forth the pay component, applicable performance and payout percentages of the 2022 MIB for legacy Vertex NEOs that comprised 50% of their total cash bonus payment. In addition, the MIB contemplated a discretionary amount based on individual strategic achievement as discussed below.
Metric (all $ amounts in millions, except per share data and DSO)	Performance Target at 100.0% Payment and Weighting		2022 Performance	Performance Percentage of Target	Payout Percentage of Target	Weighted Attainment
Adjusted EBITDA	$198	100.0%	$192.7	97.3%	91.1%	91.1%

50% Cash Bonus Component (AIP)
The table below sets forth the pay component, applicable performance and payout percentages of the 2022 AIP for the legacy Vertex NEOs that comprised the other 50% of their total cash bonus payment.
Metric (all $ amounts in millions, except per share data and DSO)	Performance Target at 100.0% Payment and Weighting(1)		2022 Performance	Performance Percentage of Target	Payout Percentage of Target(1)	Weighted Attainment
Adjusted Diluted EPS	$1.41	30.0%	$1.55	109.9%	171.9%	51.6%
Total Revenue	$1,911.9	10.0%	$1,936.3	101.3%	112.7%	11.3%
New Business Wins	$267.0	20.0%	267.0	100.0%	100.0%	20.0%
Net Debt	$1,209.5	20.0%	$1,220.7	99.1%	90.7%	18.1%
Individual Strategic Achievements (discussed below)		20.0%		120.0%		20.0%-28.0%

(1)
Attainment of all the 2022 AIP performance goals at target would result in a payout of 100% of target.

Full Year Cash Bonus Component
The following table provides the calculation of the 2022 AIP and MIB awards, as applicable, paid to the NEOs with respect to 2022 performance. Please note that the sum of components may differ from actual award amounts due to rounding.
Name	Base Salary (a)($)	Annual Incentive Target as a Percent of Base Salary (b)(1)	Adjusted EBITDA	Adjusted Diluted EPS Achieved	Revenue Percent Achieved	New Business Wins Percent Achieved	DSO/Net Debt Percent Achieved	Individual Goals/ Performance Percent Achieved(2)	Approved Total Performance Percent Payout (c)	Actual 2022 AIP Awards (a)x(b)x (c)x50% ($)(3)
Charles L. Prow (Legacy VEC Goal – 50% weighting)	850,000	110	NA	55.9	19.0	23.2	18.7	25.0	141.8	662,915
Charles L. Prow (V2X Goal – 50% weighting)	850,000	110	NA	51.6	11.3	20.0	18.1	25.0	126.0	589,050
Susan D. Lynch (Legacy VEC Goal – 50% weighting)	500,000	75	NA	55.9	19.0	23.2	18.7	25.0	141.8	265,875
Susan D. Lynch (V2X Goal – 50% weighting)	500,000	75	NA	51.6	11.3	20.0	18.1	25.0	126.0	236,250
John “Ed” Boyington, Jr. (Legacy VTX Goal – 50% weighting)	583,000	85	91.1	NA	NA	NA	NA	36.4	127.5	316,044
John “Ed” Boyington, Jr. (V2X Goal – 50% weighting)	583,000	85	NA	51.6	11.3	20.0	18.1	25.0	126.0	312,228
William W. Beard (Legacy VTX Goal – 50% weighting)	346,777	65	91.1	NA	NA	NA	NA	36.4	127.5	143,738
William W. Beard (V2X Goal – 50% weighting)	346,777	65	NA	51.6	11.3	20.0	18.1	28.0	129.0	145,383

Name	Base Salary (a)($)	Annual Incentive Target as a Percent of Base Salary (b)(1)	Adjusted EBITDA	Adjusted Diluted EPS Achieved	Revenue Percent Achieved	New Business Wins Percent Achieved	DSO/Net Debt Percent Achieved	Individual Goals/ Performance Percent Achieved(2)	Approved Total Performance Percent Payout (c)	Actual 2022 AIP Awards (a)x(b)x (c)x50% ($)(3)
Richard Mendoza (Legacy VTX Goal – 50% weighting)	300,644	60	91.1	NA	NA	NA	NA	36.4	127.5	115,041
Richard Mendoza (V2X Goal – 50% weighting)	300,644	60	NA	51.6	11.3	20.0	18.1	20.0	121.0	109,142

(1)
This column reflects the target percent of base salary approved for each NEO for his or her 2022 annual cash bonus. The approved formula for 2022 was based on performance measures and goals that would pay 100% of target for 100% achievement of the approved goals.

(2)
The Compensation Committee evaluated the extent to which the NEOs achieved their individual strategic achievements as described under “Individual Strategic Achievements for 2022” below.

(3)
Messrs. Boyington’s, Beard’s and Mendoza’s 2022 cash bonus award payment reflects performance achieved under the Vertex MIB plan (50% weighting) and performance achieved for 2022 under the V2X AIP (50% weighting).

NON-GAAP FINANCIAL MEASURES AND KEY PERFORMANCE INDICATORS
We describe below our non-GAAP financial measures and key performance indicators used as our performance metrics for our 2022 AIP.
“Adjusted Diluted EPS” is a non-GAAP measure and is defined as net income, adjusted to exclude items that may include, but not limited to, other income, significant charges or credits that impact the current results that are not related to our ongoing operations and unusual and infrequent non-operating items or adjustments, such as excluding the impact of acquisitions in the year of the acquisition and the exclusion of merger and acquisition costs, integration costs, and pre-operational legal costs, divided by the average diluted common shares outstanding, if unplanned.
“Total Revenue” is a non-GAAP measure and is defined as GAAP Revenue, adjusted to exclude the impact of acquisitions in the year of the acquisition, if unplanned.
“Net Debt” is a non-GAAP measure and is defined as GAAP total short- and long-term debt less cash on hand.
“New Business Wins” measures any new business contract award notification, recompetes, contract extensions and add-on work to existing contracts, each occurring during the calendar year.
“DSO” is defined as reported DSO, adjusted to exclude the impact of acquisitions in the year of the acquisition, if unplanned.
Individual Strategic Achievements for 2022
The Compensation Committee evaluated the individual NEOs’ strategic accomplishments and achievements as described below to determine their individual performance.
Charles L. Prow
In evaluating Mr. Prow’s performance, the Compensation Committee considered the following key factors:
•
Successfully negotiated, signed and closed the Merger transaction.

•
Met or exceeded all original financial metrics for the Company.

•
Successfully integrated Vertex and Vectrus from Closing through year-end and prepared the Company for the next phase of integration starting January 1, 2023.

•
Maintained a high level of client and staff visibility throughout the Merger.

•
Maintained a high level of investor and analyst visibility following the Merger which contributed to the addition of two new analysts who cover our stock.

Susan D. Lynch
In evaluating Ms. Lynch’s performance, the Compensation Committee considered the following key factors:
•
Completed the Merger, assuming role as CFO on July 5, and standing up an integrated finance team on Day 1.

•
Met or exceeded all original financial metrics for the Company.

•
Completed all Merger-related SEC filings on or ahead of schedule.

•
Completed purchase accounting and conformed accounting policies.

•
Developed critical analytics to support a successful inaugural V2X quarterly earnings call starting from the third quarter.

•
Led the development of the inaugural Annual Operating Plan and 5-Year Strategic Plan post-Merger.

•
Increased capital capacity and extended capital durations to complete the Merger.

•
Maintained, motivated, recruited and retained a highly talented financial leadership team.

John “Ed” Boyington, Jr.
In evaluating Mr. Boyington’s performance, the Compensation Committee considered the following key factors:
•
As the CEO of Vertex prior to the Merger, led the Company’s successful Merger with Vectrus.

•
Led the successful integration of the acquired Raytheon business lines into Vertex.

•
Ensured the Company met its synergy and financial commitments.

•
Developed the strategic vision and planning that led to the successful wins of the Naval Test Wing Atlantic, T-45, AIMD and Navy C-12 contracts.

William W. Beard
In evaluating Mr. Beard’s performance, the Compensation Committee considered the following key factors:
•
Assumed the additional leadership role of co-integration leader for V2X while retaining the role of COO for Vertex.

•
Delivered growth across Vertex, leading to the eventual win of Naval Test Wing Atlantic and achieving 100% success on all re-compete contracts.

•
Led the successful integration of the Technology and Training Solutions (“TTS”) division into Vertex with no customer disruption, while meeting financial and operational commitments.

•
Successfully initiated both Naval Test Wing Atlantic and Global Strike contact wins with a high level of customer satisfaction.

Richard Mendoza
In evaluating Mr. Mendoza’s performance, the Compensation Committee considered the following key factors:
•
Assumed the role of Chief People Officer for V2X at Closing, and established an organization that successfully supported the ongoing operations of the combined V2X company. Fully integrated the People Operations Business Advisory function.

•
Guided his team to realize significant cost savings by strategically aligning benefit plans and platforms in 2022.

•
Led a competitive labor and benefits pricing strategy for all program pursuits and subsequent 100% win rate.

•
Managed the Transition Service Agreement support of the acquired Raytheon TTS team in the areas of talent acquisition, benefits & payroll services.

•
Led 13 labor relations cost strategy planning and collective bargaining agreement (“CBA”) negotiations all within financial targets. Zero disruptions to business operations due to any labor dispute within 54 CBAs representing over 5,400 employees.

LONG-TERM INCENTIVE PROGRAM
2022 LONG-TERM INCENTIVE AWARDS (for Legacy Vectrus NEOs)
Long-term incentive awards are intended to directly tie long-term compensation to long-term value creation and shareholder return. The 2022 long-term incentive program was comprised of TSR awards and RSUs for each legacy Vectrus NEO. These components are incentives for absolute stock price performance and appreciation as well as TSR performance relative to the specific group of companies referenced below. The Compensation Committee set vesting terms for RSUs informed by the Compensation Consultant’s review and guidance regarding current competitive practice and its assessment of appropriate vesting terms and conditions for V2X. In determining the total long-term incentive award for each NEO, the Committee also considered individual performance.
The Compensation Committee weighted the 2022 long-term incentive awards as follows: 50.0% for TSR and 50.0% for RSUs.
The 2022 long-term incentive awards for legacy Vectrus NEOs were granted on March 10, 2022. A valuation based on our share price as of the grant date was used to determine the number of RSUs granted pursuant to this allocation. The number of RSUs granted on March 10, 2022 was based on $36.09, the closing price of V2X common stock on the grant date.
The following table sets forth the value of long-term incentive award amounts for the NEOs granted during 2022, as determined by the Compensation Committee.
Name	Restricted Stock Unit Award Value ($)	Restricted Stock Unit Awards (# of Units)	Relative Total Shareholder Return Target Award ($)
	Represents 50% of total award value		Represents 50% of total award value
Charles L. Prow	1,250,000	34,636	1,250,000
Susan D. Lynch	300,000	8,313	300,000
RESTRICTED STOCK UNIT COMPONENT (for Legacy Vectrus NEOs)
The Compensation Committee reviewed all proposed grants of RSUs to NEOs prior to their award, including awards based on performance, retention-based awards and awards contemplated for new employees as part of employment offers (as applicable). Grants of RSUs provide executives with stock ownership of unrestricted shares after the restrictions lapse. NEOs were granted RSU awards because, in the judgment of the Compensation Committee and based on management’s recommendations, these individuals were in positions most likely to assist in the achievement of the Company’s long-term value creation goals and to create increased shareholder value over time. RSUs granted in 2022 vest in one-third annual installments on the first, second and third anniversaries of the grant date.

RELATIVE TOTAL SHAREHOLDER RETURN AWARD COMPONENT (For Legacy Vectrus NEOs)
Upon the Merger, the original three-year performance period for the TSR awards granted in 2022 was separated into two components in accordance with the existing change in control provisions in the TSR agreements that were triggered by the Merger.
The first component was determined based on actual performance relative to Vectrus’ peers from January 1, 2022 through the Merger and the second component from the Merger through December 31, 2024 was deemed to be attained at target. Vesting of these 2022 awards was not accelerated in connection with the Merger.
Following certification of V2X performance for the 2020 TSR awards, the Compensation Committee approved payouts in January 2023 at 43.6% of the target award as follows:
Name	2020 Target Award ($)	Payout at 43.6% ($)
Charles L. Prow	950,000	414,105
Susan D. Lynch	225,000	98,078
The legacy Vertex NEOs did not receive a 2020 TSR award.
INTEGRATION AWARDS TO LEGACY VERTEX NEOs
The legacy Vertex NEOs joined the Company at the Closing and did not receive a regular 2022 long-term incentive award. Upon the Closing, the legacy Vertex NEOs received a one-time grant of RSU awards (the “Vertex Merger Grant”). The amounts and terms of these awards were negotiated in connection with the Merger and are reported in the table in “Grants of Plan-Based Awards in 2022” below and the accompanying footnotes.

POST-EMPLOYMENT COMPENSATION
The V2X 401(k) employer match contribution is 50% up to 8% of employee-elected deferrals based upon annual base compensation. All contributions are 100% vested.
V2X also established and maintains a non-qualified, unfunded Vectrus Systems Corporation Excess Savings Plan to provide key employees an opportunity to earn benefits in excess of the benefits that may be earned under the Vectrus 401(k) Plan. This plan is discussed in more detail in “Non-Qualified Deferred Compensation for 2022” below.
SEVERANCE PLAN
ARRANGEMENTS
The plans discussed below are described in more detail in “Payments Upon Termination or Change in Control.” The severance plans apply to key V2X employees as defined by Code Section 409A. The V2X severance plan arrangements are not considered in determining other elements of compensation. All of the NEOs were covered under the Senior Executive Severance Pay Plan, and the Legacy Vectrus NEOs were covered under the Special Senior Executive Severance Pay Plan (which do not provide overlapping payments and benefits in the event of a qualifying termination).
SENIOR EXECUTIVE SEVERANCE PAY PLAN
The purpose of this plan is to provide a period of transition for senior executives if the Company terminates the senior executive’s employment without cause. Certain senior executives who are U.S. citizens or who are employed in the United States are covered by this plan.
Severance payments are not made in instances where:
•
the executive terminates his or her own employment;

•
the executive’s employment is terminated for cause; or

•
if the executive accepts employment or refuses comparable employment with a purchaser in a divestiture situation.

All of the NEOs are covered under this plan.
SPECIAL SENIOR EXECUTIVE SEVERANCE PAY PLAN
This plan provides compensation in the case of a qualifying termination of employment in connection with an Acceleration Event (described in “Payments Upon Termination or Change in Control”). The plan is structured to encourage executives to act in the best interests of shareholders by providing for certain compensation and retention benefits and payments, including change in control provisions, in the case of an Acceleration Event.
The purposes of these provisions are to:
•
provide for continuing cohesive operations as executives evaluate a transaction, which, without change in control protection, could be personally adverse to the executive;

•
keep executives focused on preserving value for shareholders;

•
retain key talent in the face of potential transactions; and

•
attract talented employees in the competitive marketplace.

As discussed above, this plan provides severance benefits for covered executives, including any Legacy Vectrus NEO whose employment was terminated by the Company without cause, or where the covered executive terminated his or her employment for good reason within two years after the occurrence of an Acceleration Event as described below (generally excluding a termination due to death or disability) or if the covered executive’s employment was terminated under certain circumstances in contemplation of an Acceleration Event that ultimately occurred.
The plan is designed to put the executive in the same position for a period of time from a compensation and benefits standpoint, as he or she would have been in without a termination related to the Acceleration Event. With respect to AIP awards, since the executive would no longer have the ability to influence the corporate objectives upon which the awards were based, the plan provides that any AIP awards be paid to the executive at target.
CHANGE IN CONTROL
ARRANGEMENTS
As described more fully in “Payments Upon Termination or Change in Control,” the Compensation Committee has provided for treatment of short-term and long-term incentive plans, severance arrangements and the excess savings plan upon a change in control.
EMPLOYEE BENEFITS
V2X executives are eligible to participate in V2X’s broad-based employee benefits programs, including medical, dental, vision coverage, and other specified benefit plans according to the plan documents.

PERQUISITES FOR NEOs
V2X provides only those perquisites that it considers to be reasonable and consistent with competitive practice. The Compensation Committee continues to review benefits and perquisites to assure they are reasonable and consistent with competitive practice. Legacy Vertex NEOs, and their spouses, were eligible for a Company provided executive physical benefit. In addition, Vertex provided Mr. Boyington with supplemental life insurance coverage and Messrs. Beard and Mendoza with supplemental life and AD&D insurance coverage.
OTHER CONSIDERATIONS AND POLICIES
COMPENSATION CLAWBACK POLICY
The Board of Directors has adopted a compensation clawback policy to provide for recoupment of performance-based compensation if the Board of Directors determines that a senior executive has engaged in fraud or willful misconduct that caused or otherwise contributed to the need for a material restatement of the Company’s financial results. This would include annual cash incentive and bonus awards and all forms of equity-based compensation to the extent such awards are performance-based. If, in the Board of Directors’ view, the compensation related to V2X’s financial performance would have been lower if it had been based on the restated results, the Board of Directors will, to the extent permitted by applicable law, seek recoupment from that senior executive of any portion of such compensation as it deems appropriate after a review of all relevant facts and circumstances. The NEOs, Senior Vice Presidents, Corporate Vice Presidents, executives who are direct reports to the President and CEO and their direct reports are covered by this policy. The compensation clawback policy will be timely revised to extent required by listing standards to be issued by the New York Stock Exchange.
EQUITY GRANT POLICY —  CONSIDERATION OF MATERIAL NON-PUBLIC INFORMATION
V2X equity-based awards granted to NEOs, senior and other executives, and equity-based awards granted to Directors, are awarded and priced on the same date as the approval date or a subsequent date approved by the Compensation Committee for administrative reasons. V2X may also make equity-based grants in the case of the promotion of an existing employee or hiring of a new employee. These grants may be made at a time V2X is in possession of material non-public information related to the promotion or the hiring of a new employee or other matters. V2X does not time its release of material non-public information for the purpose of affecting the value of executive compensation, and executive compensation decisions are not timed to the release of material non-public information.
CONSIDERATION OF TAX AND ACCOUNTING IMPACTS
Section 162(m) — Section 162(m) of the Code generally imposes a limit of $1,000,000 on the amount of compensation that V2X can deduct in any one year with respect to its “covered employees,” which includes the NEOs. While the Compensation Committee may take any limit on deductions into account in making its compensation determinations, the Compensation Committee may determine to award compensation that is not deductible, if deemed to be in the best interests of V2X.
Section 409A — V2X plans are intended to comply with Section 409A of the Code, to the extent applicable.
Excise Taxes — V2X provides “best-net” provisions with respect to any “golden parachute” excise tax triggered by a change-in-control. Under these provisions, if payments triggered by a change-in-control would be subject to an excise tax, then either the payments would be reduced by the amount needed to avoid triggering the tax, or no reduction of payments would occur, depending on which alternative left the executive in the better after-tax position.
POLICIES AGAINST INSIDER TRADING AND HEDGING, PLEDGING, AND SPECULATION IN COMPANY STOCK
V2X has a policy that prohibits employees (including the NEOs) and Directors from engaging in transactions involving V2X stock while in possession of material nonpublic information. This policy also applies to certain family members and related parties. Directors and covered officers must receive specific written approval from the V2X Senior Vice President, Chief Legal Officer and General Counsel or Deputy General Counsel, Corporate prior to entering into any transaction involving V2X securities.
In addition, V2X has a policy that prohibits executives at the level of Corporate Vice President and above (including the NEOs) and Directors from directly or indirectly engaging in any kind of speculation involving V2X stock or any hedging transaction that could reduce or limit economic risk with respect to their holdings, ownership or interest in securities of V2X, including RSUs or other equity-based compensation. Prohibited transactions include the purchase of financial instruments, including short sales, forward contracts, equity swaps, collars, puts, calls or other derivative securities that are speculative in nature or designed to hedge or offset a decrease in market value of any V2X equity security.
BUSINESS RISK AND COMPENSATION
Compensation across the enterprise is structured so that unnecessary or excessive risk-taking behavior is discouraged. Total compensation for senior officers is heavily weighted toward long-term compensation consistent with the V2X compensation philosophy, which is focused on long-term value creation. This focus on long-term compensation discourages behaviors that encourage short-term risks. The President and Chief Executive Officer and the Senior Vice President and Chief Financial Officer attend those portions of the Compensation Committee meetings at which plan features and design configurations of annual and long-term incentive plans are considered and approved.
Overall enterprise risk is reviewed and considered at the Committee and Board meetings, providing additional important information to the Compensation Committee.
V2X management recently conducted a risk assessment of our compensation policies and programs, including our executive compensation programs. This risk assessment is conducted annually. V2X management reviewed and discussed the findings of the assessment with the Compensation Committee and the full Board of Directors which concluded that our compensation programs are designed with an appropriate balance of risk and reward in relation to our overall business strategy and do not encourage excessive risk-taking behavior. As a result, we do not believe that risks relating to our compensation programs are reasonably likely to have a material adverse effect on the Company. The Compensation Committee reviewed management’s summary on the review and assessment of such compensation programs and approved these conclusions.
The Compensation Committee considered risk implications of our compensation programs during its deliberations on the design of our 2022 executive compensation programs, with the goal of appropriately balancing short-term and long-term performance.

The following table summarizes V2X compensation components or policies and relevant risk mitigation measures for 2022:
RISK ASSESSMENT ACROSS THE ENTERPRISE
V2X COMPENSATION COMPONENT OR POLICY	RISK MITIGATION MEASURES
Base Salary	Based on market rates. Provides stability and minimizes risk-taking incentives.
AIP	• AIP design emphasizes overall performance and collaboration across the enterprise.
• AIP components focus on metrics that encourage short-term operating performance and that differ from those used for long-term incentive awards.
• Individual AIP components and total AIP awards are capped.
• Payments are made only after internal audit’s review and Compensation Committee review and approval of the performance, adjustments, achievement, and payments.
Long-Term Incentive Awards — RSUs — TSR Awards
RSUs vest annually in one-third increments over a three-year period.
TSR awards are based on relative share price performance over four separate periods (e.g., 2022, 2023, 2024 and 2022-2024) during a three-year cycle and encourage behaviors focused on long-term shareholder return, while discouraging behaviors focused on the short-term. Relative TSR is a different metric from those used for AIP awards.

Perquisites	Perquisites are based on competitive market data. See “Employee Benefits — Perquisites for NEOs” above.
Severance	Severance plans are maintained by the Company in the event of termination without cause or in certain circumstances following a change in control of the Company.
Compensation Clawback Policy
Provides mechanism for senior executive compensation recapture in certain situations involving fraud or willful misconduct. Policy will be revised to the extent necessary following issuance of NYSE listing requirements.

Officer Share Ownership Guidelines
V2X executive officers are required to own V2X shares or share equivalents up to 5X base salary, depending on the level of the officer. Share ownership guidelines are designed to align executive and shareholder interests and discourage executives from focusing on short-term results without regard to longer-term consequences.

Prohibition Against Pledging or Hedging or Speculation in V2X Securities
V2X policy prohibits Directors and executive officers at the level of Corporate Vice Presidents and above from pledging or hedging or speculative trading in and out of V2X securities, including short sales, forward contracts, equity swaps, collars, puts, calls or other derivative securities that are speculative in nature or designed to hedge or offset a decrease in market value of any V2X security (does not restrict exercises of Company-granted stock options).

2014 Omnibus Plan
Under the 2014 Omnibus Plan and award agreements, a double trigger Change in Control vesting provision is included, which requires both consummation of the transaction and a qualifying termination for accelerated vesting of outstanding long-term incentive grants.

Pension Plans	V2X does not provide a traditional pension plan.

COMPENSATION TABLES
SUMMARY COMPENSATION TABLE
The following table summarizes the compensation of our legacy Vectrus NEOs for 2020, 2021 and 2022, and of our legacy Vertex NEOs for 2022. Compensation for fiscal years prior to 2022 is not presented for the legacy Vertex NEOs, in accordance with SEC Rules.
Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Non-equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Charles L. Prow President and Chief Executive Officer	2022	831,310	2,500,013	1,251,965	36,391	4,619,679
	2021	764,619	2,099,972	1,185,106	33,844	4,083,541
	2020	738,467	1,900,019	769,400	33,371	3,441,257
Susan D. Lynch Senior Vice President and Chief Financial Officer	2022	486,379	600,016	502,125	17,507	1,606,027
	2021	438,452	450,019	451,011	17,393	1,356,875
	2020	429,916	449,985	273,100	17,684	1,170,685
John “Ed” Boyington, Jr.(5) President, Vertex Aerospace LLC	2022	291,500	17,567,779	628,272	51,228	18,538,779
William W. Beard(5) Senior Vice President, Aerospace Solutions	2022	173,389	3,977,391	289,121	4,656	4,444,557
Richard Mendoza(5) Senior Vice President and Chief People Officer	2022	150,322	2,470,292	224,183	32,895	2,877,692

(1)
Amounts in this column for Messrs. Boyington, Beard and Mendoza reflect salary earned during the period from the Closing of the Merger on July 5, 2022 through December 31, 2022.

(2)
Amounts in this column include the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for target TSR awards and RSUs. The assumptions used in calculating these amounts are incorporated herein by reference to Note 16 to the consolidated financial statements in the V2X Form 10-K for the year ended December 31, 2022. For the maximum value of TSR awards, see the table in “Grants of Plan-Based Awards in 2022.” Amounts for the legacy Vertex NEOs also include the one-time Vertex Merger Grant in 2022.

(3)
Amounts in this column reflect the AIP and MIB awards, as applicable, that were earned for the applicable performance year.

(4)
Amounts in this column for 2022 represent items specified in the All Other Compensation table below.

(5)
Messrs. Boyington, Beard and Mendoza each first became a NEO in 2022. Mr. Mendoza’s employment with the Company ended as of March 12, 2023.

ALL OTHER COMPENSATION TABLE
Name	Year	Perquisites(1) ($)	Excess Savings Plan Contributions(2) ($)	401(k) Matching Contributions(3) ($)	Other(4) ($)	Total All Other Compensation ($)
Charles L. Prow	2022	—	21,052	11,318	4,021	36,391
Susan D. Lynch	2022	—	7,255	7,070	3,182	17,507
John “Ed” Boyington, Jr.	2022	17,451	—	—	33,777	51,228
William W. Beard	2022	3,480	—	—	1,176	4,656
Richard Mendoza	2022	14,787	—	3,006	15,102	32,895

(1)
The amounts in this column represent perquisite payments. During the period of July 5, 2022 through December 31, 2022, legacy Vertex NEOs, and their spouses, were eligible for a Company provided executive physical benefit. In addition, the Company provided supplemental life insurance for Mr. Boyington and supplemental life and AD&D insurance for Messrs. Beard and Mendoza.

(2)
Contributions to the Vectrus Systems Corporation Excess Savings Plan are unfunded and earnings are credited at the same rate as the Stable Value Fund available to participants in the Vectrus 401(k) Plan. Messrs. Boyington, Beard and Mendoza joined the Company with the Merger on July 5, 2022 and did not participate in the Vectrus Systems Corporation Excess Savings Plan.

(3)
Amounts represent matching contributions during 2022 in the Vectrus 401(k) Plan, as follows: Mr. Prow (Company match $11,318) and Ms. Lynch (Company match $7,070). Amount for Mr. Mendoza represents matching contributions from July 5, 2022 through December 31, 2022 to the Vertex 401(k) Plan.

(4)
Amounts represent taxable group term life insurance premiums paid for each NEO and for Messrs. Boyington and Mendoza includes the amount received in cash in lieu of paid time off.

GRANTS OF PLAN-BASED AWARDS IN 2022
The following table summarizes awards made to our NEOs during the year ended December 31, 2022. Grants made to NEOs during 2022 were made under the 2014 Omnibus Plan. The table includes the grant date fair value for equity-based awards, the estimated future payouts under non-equity incentive plan awards (which consist of potential payouts for 2022 under the AIP/MIB), and estimated future payouts under the long-term incentive awards, which consist of potential payouts related to the TSR awards granted in 2022 for the 2022 – 2024 performance period. The table also provides the number of shares underlying all other stock awards, which consist of RSU awards, and the grant date fair value of such equity awards computed under FASB ASC Topic 718. No stock options were awarded in 2022.
Name	Approval Date	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock Awards ($)(4)
			Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Charles L. Prow			467,500	935,000	1,870,000
	1/12/2022	3/10/2022				625,000	1,250,000	2,500,000
	1/12/2022	3/10/2022							34,636	1,250,013
Susan D. Lynch			187,500	375,000	750,000
	1/12/2022	3/10/2022				150,000	300,000	600,000
	1/12/2022	3/10/2022							8,313	300,016
John “Ed” Boyington, Jr.			247,775	495,550	991,100
	1/12/2022	3/10/2022				—	—	—
	7/5/2022	7/5/2022							517,918	17,567,779
William W. Beard			112,703	225,405	450,810
	1/12/2022	3/10/2022				—	—	—
	7/5/2022	7/5/2022							117,258	3,977,391
Richard Mendoza			90,193	180,386	360,773
	1/12/2022	3/10/2022				—	—	—
	7/5/2022	7/5/2022							72,827	2,470,292

(1)
Amounts reflect the threshold, target, and maximum payment levels for commensurate performance under the AIP/MIB described above in “Compensation Discussion and Analysis — Compensation Program Objectives” if certain performance metrics are met. These potential payments are based on achievement of specific performance metrics and individual goals and are completely at risk. The target award is computed based upon the applicable range of net estimated payments denominated in dollars where the target award is equal to 100% of the award potential, the threshold is equal to 50% of target and the maximum is equal to 200% of target. The approved AIP formula for 2022 was based on performance measures and totals that would pay 100% of target for 100% achievement of the approved goals. Actual AIP/MIP awards for 2022 are shown in the Summary Compensation Table.

(2)
Amounts reflect the threshold, target, and maximum payment levels, respectively, which are denominated in dollars, if an award payout is achieved under the Company’s 2022 TSR awards. The 2022 TSR awards are subject to a three-year performance period from January 1, 2022 to December 31, 2024. The potential payments are based on achievement of specific approved performance as further described above in “Compensation Discussion and Analysis — Long-Term Incentive Program — Relative Total Shareholder Return Award Component.” TSR awards are completely at-risk compensation and payments, if any, are made in cash after the end of the performance period. The target amount shown is the grant date fair value. Messrs. Boyington, Beard and Mendoza joined the Company with the Merger on July 5, 2022 and did not receive a 2022 TSR award.

(3)
Amounts reflect the number of RSUs granted in 2022 to the NEOs. RSUs granted to the legacy Vectrus NEOs on March 10, 2022 vest in one-third annual installments on the first, second and third anniversaries of the grant date. The number of shares underlying the RSU awards granted on March 10, 2022 were determined based on $36.09, the closing price of V2X common stock on March 10, 2022. RSUs granted to Mr. Boyington on July 5, 2022 vested in full on January 5, 2023. RSUs granted to Messrs. Beard and Mendoza on July 5, 2022 vest in 25% installments on each six-month anniversary of the grant date. The number of shares underlying the RSU awards granted on July 5, 2022 were determined based on $33.92, the closing price of V2X common stock on July 1, 2022. During the restriction period, holders of RSUs do not have voting rights.
(4)
Amounts in this column represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for RSUs granted to the NEOs in 2022.

SPECIAL COMPENSATION
ARRANGEMENTS
CHARLES L. PROW EMPLOYMENT LETTER AND OTHER MATTERS
On November 30, 2016, V2X and Charles L. Prow entered into an employment letter (the “Prow Employment Letter”) setting forth the terms and conditions of his employment as President and Chief Executive Officer of the Company. The material terms of the Prow Employment Letter are set forth below.
1.
Compensation and Benefits.

a.
Annual Base Salary. Mr. Prow’s initial annual base salary was $600,000 (it is currently $850,000).

b.
2017 Target Annual Incentive. Mr. Prow is eligible to participate in the Company’s AIP with a target award of 100% of his annual base salary (it is currently 110%).

c.
Long-Term Incentives. Mr. Prow is eligible for annual long-term incentive awards with an aggregate long-term incentive target for 2017 of $900,000 under the Company’s long-term incentive program, subject to approval by the Compensation Committee (target is currently $2,500,000).

d.
Other Benefit Programs. Mr. Prow is eligible to participate in the Company’s compensation and benefit plans, policies and arrangements that are applicable to other executives, including the Company’s Senior Executive Severance Pay Plan and Special Senior Executive Severance Pay Plan. Mr. Prow is an at-will employee.

SUSAN D. LYNCH EMPLOYMENT LETTER AND OTHER MATTERS
On July 7, 2019, V2X and Ms. Lynch entered into an employment letter (the “Lynch Employment Letter”) setting forth the terms and conditions of her employment. Ms. Lynch was appointed Senior Vice President and Chief Financial Officer of the Company effective August 8, 2019. The material terms of the Lynch Employment Letter are set forth below.
1.
Compensation and Benefits.

a.
Annual Base Salary. Ms. Lynch’s initial base salary was $430,019 (it is currently $500,000).

b.
2019 Target Annual Incentive. Ms. Lynch is eligible to participate in the Company’s AIP.

c.
Long-Term Incentives. Ms. Lynch is eligible to participate in the Company’s long-term incentive program, subject to approval of her awards by the Compensation Committee.

d.
Benefit Programs. Ms. Lynch is eligible to participate in the Company’s benefit plans that are applicable to other employees.

Our other NEOs are not parties to formal employment agreements with V2X.

OUTSTANDING EQUITY AWARDS AT 2022 FISCAL YEAR END
The following table sets forth summary information regarding the outstanding equity awards held by our NEOs at December 31, 2022.
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Charles L. Prow	3/3/2017	21,898	—	21.98	3/3/2027	—	—
	3/5/2020	—	—	—	—	5,969	246,460
	3/4/2021	—	—	—	—	12,010	495,893
	3/10/2022	—	—	—	—	34,636	1,430,120
Susan D. Lynch	3/5/2020	—	—	—	—	1,413	58,343
	3/4/2021	—	—	—	—	2,574	106,280
	3/10/2022	—	—	—	—	8,313	343,244
John “Ed” Boyington, Jr.(2)	7/5/2022	—	—	—	—	517,918	21,384,834
William W. Beard(3)	7/5/2022	—	—	—	—	117,258	4,841,583
Richard Mendoza(3)	7/5/2022	—	—	—	—	72,827	3,007,027

(1)
Reflects the Company’s closing stock price of $41.29 per share at December 30, 2022.

(2)
Mr. Boyington’s equity award vested in full on January 5, 2023.

(3)
Messrs. Beard’s and Mendoza’s equity awards are scheduled to vest in 25% installments on each six-month anniversary of the grant date.

RESTRICTED STOCK UNIT VESTING SCHEDULE
Generally, RSUs vest on the applicable anniversary of the grant date. Except as otherwise noted, RSUs vest in one-third annual installments on the first, second and third anniversaries of the grant date.
		Vesting Schedule (#)
Name	Grant Date	2023	2024	2025
Charles L. Prow	3/5/2020	5,969
	3/4/2021	6,005	6,005
	3/10/2022	11,546	11,545	11,545
Susan D. Lynch	3/5/2020	1,413
	3/4/2021	1,287	1,287
	3/10/2022	2,771	2,771	2,771
John “Ed” Boyington, Jr.(1)	7/5/2022	517,918	—	—
William W. Beard(2)	7/5/2022	58,629	58,629
Richard Mendoza(2)	7/5/2022	36,414	36,413

(1)
Mr. Boyington’s RSU award vested in full on January 5, 2023.

(2)
Messrs. Beard’s and Mendoza’s equity awards are scheduled to vest in 25% installments on each six-month anniversary of the grant date.

OPTION EXERCISES AND STOCK VESTED
The following table summarizes the vesting of RSUs for each of our NEOs in 2022. No V2X options were exercised by NEOs in 2022.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Charles L. Prow	21,588	990,889
Susan D. Lynch	4,426	177,917
John “Ed” Boyington, Jr.	—	—
William W. Beard	—	—
Richard Mendoza	—	—

(1)
The aggregate value realized on the date of vesting of the RSUs is based on the average of high and low prices of V2X common stock on the date of vesting, multiplied by the number of shares acquired upon vesting. The value realized for these NEOs is based on $45.90 per share on the vesting date of March 4, 2022, $45.90 per share on the vesting date of March 5, 2022 and $31.27 per share on the vesting date of August 8, 2022.

PENSION BENEFITS
V2X has not adopted a pension plan and does not provide pension benefits to the NEOs.
NON-QUALIFIED DEFERRED
COMPENSATION FOR 2022
EXCESS SAVINGS PLAN
The Vectrus Systems Corporation Excess Savings Plan provides our key employees with an opportunity to earn retirement savings benefits in excess of the retirement benefits they may contribute under our 401(k) Plan. Section 415 of the Code limits the amount of compensation that can be used to determine employee and employer contribution amounts ($305,000 in 2022) to the 401(k) Plan. The benefit that is provided to an employee under an excess benefit plan generally amounts to the difference between what the employee would have received under the employer’s qualified retirement plan without applying the Section 415 limitations and what the employee actually receives under the qualified retirement plan.
The Vectrus Systems Corporation Excess Savings Plan is a non-qualified unfunded savings plan. All balances under this plan are maintained on the books of V2X. V2X contributes to the participant’s excess savings account at 4% of eligible base compensation. Participant investment earnings are based on the Guaranteed Income Fund — Stable Value Fund in the Vectrus 401(k) Plan. Benefits will be paid to the NEO in a lump sum in the seventh month following the last day worked by such NEO. Upon the Closing, the account balances in this plan for Mr. Prow and Ms. Lynch were paid in a lump sum payment in accordance with the plan’s terms.
NON-QUALIFIED DEFERRED COMPENSATION PLAN
The Vectrus Systems Corporation Non-Qualified Deferred Compensation Plan allows certain eligible employees to defer and invest a portion of their compensation for retirement and other life events.
Each year, employees are eligible to defer up to 70% of their eligible salary and/or incentive plan compensation. Employee deferrals and associated earnings are 100% vested at all times. Employees may designate an in-service distribution date on their compensation deferrals. In addition, employees may designate either a lump sum payment or annual installments on their compensation deferrals following their retirement from the Company.
In the event the employee separates from service prior to an in-service distribution date and does not qualify for retirement, their account balance will be distributed as a lump sum payment six months following the last day worked.

Non-Qualified Deferred Compensation
The following table shows the activity within the Non-Qualified Deferred Compensation Plans for the NEOs for 2022.
Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions in Last FY ($)(3)	Aggregate Balance at Last FYE ($)(4)
Charles L. Prow	66,505	21,052	(9,695)	(92,342)	129,688
Susan D. Lynch	—	7,255	136	(11,982)	7,278

(1)
The amounts in this column are also included in the Summary Compensation Table as Salary.

(2)
The amounts in this column are also included in the Summary Compensation Table and in the All Other Compensation Table as Excess Savings Plan Contributions.

(3)
Represents distribution of balances under the Excess Savings Plan as described above.

(4)
The following amounts of the aggregate balance from the table were reported in previous summary compensation tables: Mr. Prow — $144,168 and Ms. Lynch — $11,869.

PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
In this section, we discuss the compensation payable (including accelerated vesting of equity awards) in the event of a change in control and employment termination under several different circumstances, including voluntary termination, termination for cause, death, disability, termination without cause and termination in connection with a change in control. The term used for change in control under the 2014 Omnibus Plan is “Acceleration Event” as further described below.

The amounts shown in the Potential Post-Employment Compensation table are estimates, assuming the triggering event occurred on December 31, 2022, as required by SEC rules. Values attributed to accelerated vesting of equity-based awards are based on V2X’s closing stock price on December 30, 2022, which was $41.29.
PAYMENTS AND BENEFITS PROVIDED GENERALLY TO SALARIED EMPLOYEES
The amounts shown in the table below do not include payments and benefits to the extent these payments and benefits are provided on a non-discriminatory basis to salaried employees generally upon termination of employment. These include:
•
Accrued salary and paid time off; and

•
Amounts currently vested under the Vectrus Systems Corporation Excess Savings Plan.

No perquisites are provided to the NEOs upon a change in control or in any of the post-employment circumstances shown in the table below.
SEVERANCE AND CHANGE IN
CONTROL
SENIOR EXECUTIVE SEVERANCE PAY PLAN
The purpose of this plan is to provide a period of transition for senior executives. Generally, senior executives who are U.S. citizens or who are employed in the United States are covered by this plan. The plan generally provides for severance payments if V2X terminates a senior executive’s employment without cause. The amount of severance pay under this plan depends on the executive’s base salary (and, in the case of Mr. Prow, target annual incentive opportunity) and years of service. The severance benefit begins at 12 months of pay for less than four years of service and increases to 18 months of pay for service of nine years or more. The executives are also eligible to continue receiving subsidized health and welfare benefits during the severance payment period. V2X considers these severance pay provisions appropriate given the job responsibilities and competitive market in which senior executives function. V2X’s obligation to continue severance payments stops if the executive does not comply with the V2X Code of Conduct or applicable V2X Corporate Policies. V2X considers this cessation provision to be critical to V2X’s emphasis on ethical behavior. V2X’s obligation to continue severance payments also ends if the executive engages in any activity inimical to the best interests of V2X, disparages V2X, induces employees to leave V2X without our consent or does not comply with non-competition provisions of this plan. These provisions protect the integrity of our business and are consistent with typical business arrangements. If a covered executive receives or is entitled to receive other severance or similar compensation under another V2X plan or agreement or under applicable law, the amount of that other compensation will reduce amounts otherwise payable under this plan, to the extent such offsetting would not violate Code Section 409A. The severance is paid in equal installments over the applicable severance period.
The exceptions to severance payments are:
•
the executive terminates his or her own employment;

•
the executive’s employment is terminated for cause, death or disability; or

•
the executive accepts employment or refuses comparable employment with a purchaser in a divestiture situation.

Assuming a termination by V2X without cause on December 31, 2022, Mr. Prow would have been entitled to 15 months of severance and Ms. Lynch would have been entitled to 12 months of severance, and Messrs. Boyington, Beard and Mendoza would have been entitled to 12 months of severance.
SPECIAL SENIOR EXECUTIVE SEVERANCE PAY PLAN
The purpose of this plan is to provide compensation in the case of termination of employment in connection with an Acceleration Event (as described below). The plan is structured to encourage executives to act in the best interests of shareholders without regard to the potential impact a change in control transaction might have with respect to his or her employment by providing severance protections for terminations that arise in connection with a change in control transaction.
The purposes of these provisions are to:
•
provide for continuing cohesive operations as executives evaluate a transaction, which, without change in control protection, could be personally adverse to the executive;

•
keep executives focused on shareholder value;

•
retain key talent in the face of potential transactions; and

•
attract talented employees in the competitive marketplace.

As discussed above, this plan provides severance benefits for covered executives, including the Legacy Vectrus NEOs, if their employment is terminated

(i) by the Company without cause within two years after a change in control transaction or prior to a change in control transaction if the termination occurs after public announcement of the transaction (provided the transaction is consummated) or the termination is at the request of a party to the transaction, or (ii) where the covered executive terminates his or her employment for good reason (including a termination due to death or disability if at the time of such termination the executive could have resigned for good reason) within two years after a change in control transaction.
This plan provides four tiers of benefits for covered executives, based on their position within the Company and the criticality of their role in a change in control transaction. In the event of a covered termination under this plan on December 31, 2022, the executive would have been entitled to:
•
any accrued but unpaid base salary and paid time off, any earned but unpaid bonus (AIP payment) relating to the preceding year, unreimbursed expenses and any amounts to which the executive is entitled under applicable employee benefit plans;

•
two and a half (2.5) (in the case of Mr. Prow), two (2.0) (in the case of Ms. Lynch) times the executive’s annual base salary and target annual incentive opportunity at the time of the termination, paid in equal installments; and

•
continuation of health insurance benefits at the same levels for the length of the COBRA continuation period.

If payments triggered by a change in control transaction would constitute excess parachute payments for purposes of Code Section 280G, then either: (1) payments would be reduced by the amount needed to avoid triggering Code Section 280G, or (2) no reduction of payments would occur, depending on which alternative leaves the executive in a better after-tax position.
As of December 31, 2022, Mr. Prow is covered at the Tier 1 level of benefits of 2.5 times and Ms. Lynch is covered at the Tier 2 level of benefits of 2.0 times. Messrs. Boyington, Beard and Mendoza were not covered under the Special Senior Executive Severance Pay Plan at December 31, 2022.
EFFECT OF A CHANGE IN CONTROL AND TERMINATION OF EMPLOYMENT ON ANNUAL INCENTIVE AWARDS, EQUITY AWARDS, THE EXCESS SAVINGS PLAN AND THE NON-QUALIFIED DEFERRED COMPENSATION PLAN
Annual Incentive Awards.   For 2022, our AIP did not contain a change in control trigger, and therefore, no annual bonus amount is reflected in the table below. The NEO’s AIP awards for 2022, including the target opportunities and the actual amounts earned, are discussed in the ‘‘Compensation Discussion and Analysis’’ section of this Proxy Statement.
Long-Term Incentive Awards. No outstanding long-term incentive awards accelerate solely upon a change in control transaction; however, vesting is accelerated in the event of certain termination of employment scenarios. Following is a description of how the awards are treated upon different termination events.
Stock Options. The stock options become fully vested upon termination due to death or disability. Upon termination due to retirement (termination at or after age 60 with at least 5 years of service, other than termination by the Company for cause or due to death or disability), a prorated portion of the option will continue to vest on the applicable vesting dates based on the number of full months of employment during the vesting period, and any remaining unvested portion will expire unless the option holder agrees to comply with the non-competition covenants contained in the stock option agreement, in which case the option will vest without proration on each subsequent vesting date as if employment had continued. If the option holder is not retirement eligible upon voluntary resignation or termination by the Company without cause, the unvested portions of the option expire immediately, except that if employment is terminated by the Company without cause or by the option holder for good reason within 24 months following a change in control transaction, the options become fully vested.
RSUs. The RSUs for Legacy Vectrus NEOs become fully vested upon termination due to death or disability. Upon termination due to retirement (termination at or after age 60 with at least 5 years of service, other than termination by the Company for cause or due to death or disability) or termination by the Company without cause, a prorated portion of the RSUs will continue to vest on the applicable vesting dates based on the number of full months of employment during the vesting period, and any remaining unvested portion will be forfeited unless the RSU holder agrees to comply with the non-competition covenants contained in the RSU agreement, in which case the RSUs will vest without proration on each subsequent vesting date as if employment had continued. If the RSU holder is not retirement eligible upon voluntary resignation, the unvested portions of the RSUs will be forfeited. If employment is terminated by the Company without cause or by the option holder for good reason within 24 months following a change in control transaction, the RSUs become fully vested. Mr. Prow was retirement eligible (age 60 with 5 years of service) for purposes of his RSU awards on December 31, 2022. The Vertex Merger Grant of RSUs vests in full upon a termination of the recipient’s employment without cause or for good reason, as such terms are defined in the applicable award agreement, or due to death or disability.
TSR Awards. Upon termination due to death or disability, the TSR awards remain eligible to vest based on actual performance over the performance period (or as determined upon a change in control event as described below if such an event occurs during the performance period) as if the award holder had remained employed. Upon termination due to retirement (termination at or after age 60 with at least 5 years of service, other than termination by the Company for cause or due to death or disability) or termination by the Company without cause, a prorated portion of the TSR award will remain eligible to vest based on actual performance over the performance period (or as determined upon a change in control event as described below if such an event occurs during the performance period) as if employment had continued, and any remaining unvested portion will expire unless the termination was due to retirement and the award holder agrees to comply with the non-competition covenants contained in the TSR award agreement, in which case the portion of the award that vests will not be prorated. If the award holder is not retirement eligible upon voluntary resignation, the unvested portions of the award will be forfeited. If employment is terminated by the Company without cause or by the award holder for good reason within 24 months following a change in control transaction, the award becomes fully vested, with a prorated portion of the award determined by calculating the average performance over any completed and open performance periods (based on actual performance through the date of the change in control event) and the remainder based on assumed target performance.
Each of the NEOs has accepted the terms and conditions with respect to their awards, including restrictive covenants. Mr. Prow was retirement eligible (age 60 with 5 years of service) for purposes of his TSR Awards on December 31, 2022.
Vectrus Systems Corporation Excess Savings Plan. The NEOs’ accounts under this plan would be paid out upon a change in control or a termination of employment or death of the NEO. The definition of change in control under this plan is consistent with the corresponding definition under Code Section 409A. Since there is no accelerated vesting or other enhancement of benefits under the plan in connection with a termination or change in control, we have not disclosed the NEOs’ accounts in the table below. For information regarding this plan and the NEOs’ aggregate balances as of December 31, 2022, see the Non-Qualified Deferred Compensation Plan table above.
Vectrus Systems Corporation Non-Qualified Deferred Compensation Plan. The NEOs’ accounts under this plan would be paid out upon a change in control or a termination of employment or death of the NEO. Since there is no accelerated vesting or other enhancement of benefits under the plan, we have not disclosed the NEOs’ accounts in the table below. For information regarding this plan and the NEOs’ aggregate balances as of December 31, 2022, see the Non-Qualified Deferred Compensation Plan table above.
Additional Information.   The change in control and employment termination provisions in these plans and agreements are intended to provide protections in the context of change in control transaction and certain termination events so that the executives can focus on preserving value for shareholders when evaluating situations that, without these provisions, could be personally adverse to the executive. Except for the Vectrus Systems Corporation Excess Savings Plan, which defines a change in control by reference to the corresponding definition under Code Section 409A, as of December 31, 2022, change in control was generally defined as one of the following acceleration events (each, an “Acceleration Event”) for purposes of these plans and agreements:
1.
A report on Schedule 13D was filed with the SEC disclosing that any person, other than V2X or one of its subsidiaries or any employee benefit plan that is sponsored by V2X or a subsidiary, had become the beneficial owner of 30% or more of V2X outstanding stock;

2.
A person other than V2X or one of its subsidiaries or any employee benefit plan that is sponsored by V2X or a subsidiary purchased V2X shares in connection with a tender or exchange offer, if after consummation of the offer the person purchasing the shares is the beneficial owner of 30% or more of V2X outstanding stock;

3.
The consummation of:

(a)
any consolidation, business combination or merger of V2X other than a consolidation, business combination or merger in which the shareholders of V2X immediately prior to the merger would hold 50% or more of the combined voting power of V2X or the surviving corporation of the merger and would have the same proportionate ownership of common stock of the surviving corporation that they held in V2X immediately prior to the merger;

(b)
any sale, lease, exchange or other transfer of all or substantially all of the assets of V2X;

(c)
A majority of the members of the Board of Directors of V2X changed within a 12-month period, unless the election or nomination for election of each of the new Directors by V2X’s shareholders had been approved by two-thirds of the Directors still in office who had been Directors at the beginning of the 12-month period or whose nomination for election or election was recommended or approved by a majority of Directors who were Directors at the beginning of the 12-month period; or
(d)
Any person other than V2X or one of its subsidiaries or any employee benefit plan sponsored by V2X or a subsidiary became the beneficial owner of 30% or more of V2X outstanding stock.

POTENTIAL POST-EMPLOYMENT COMPENSATION
The Potential Post-Employment Compensation table below provides additional information assuming the applicable termination of employment took place on the last day of fiscal 2022.
Executive	Resignation (a)($)	Termination for Cause (b)($)	Death (c)($)	Disability (d)($)	Termination Not For Cause (e)($)	Change in Control and Termination Not For Cause or With Good Reason (f)($)
Charles L. Prow
Severance(1)	0	0	0	0	2,245,878	4,492,997
2021 – 2023 TSR Award(2)	522,585	0	522,585	522,585	522,585	522,585
2022 – 2024 TSR Award(2)	1,039,000	0	1,039,000	1,039,000	1,039,000	1,039,000
Unvested RSUs(3)	2,172,473	0	2,172,473	2,172,473	2,172,473	2,172,473
Total	3,734,058	0	3,734,058	3,734,058	5,979,936	8,227,055
Susan D. Lynch
Severance(1)	0	0	0	0	517,433	1,786,063
2021 – 2023 TSR Award(2)	0	0	111,983	111,983	74,655	111,983
2022 – 2024 TSR Award(2)	0	0	249,360	249,360	83,120	249,360
Unvested RSUs(3)	0	0	507,867	507,867	169,413	507,867
Total	0	0	869,210	869,210	844,621	2,655,273
John “Ed” Boyington, Jr.
Severance(1)	0	0	0	0	583,000	0
2021 – 2023 TSR Award(2)	0	0	0	0	0	0
2022 – 2024 TSR Award(2)	0	0	0	0	0	0
Unvested RSUs(3)	0	0	21,384,834	21,384,834	21,384,834	21,384,834
Total	0	0	21,384,834	21,384,834	21,967,834	21,384,834
William W. Beard
Severance(1)	0	0	0	0	347,175	0
2021 – 2023 TSR Award(2)	0	0	0	0	0	0
2022 – 2024 TSR Award(2)	0	0	0	0	0	0
Unvested RSUs(3)	0	0	4,841,583	4,841,583	4,841,583	4,841,583
Total	0	0	4,841,583	4,841,583	5,188,758	4,841,583
Richard Mendoza
Severance(1)	0	0	0	0	301,042	0
2021 – 2023 TSR Award(2)	0	0	0	0	0	0
2022 – 2024 TSR Award(2)	0	0	0	0	0	0
Unvested RSUs(3)	0	0	3,007,027	3,007,027	3,007,027	3,007,027
Total	0	0	3,007,027	3,007,027	3,308,069	3,007,027

(1)
Amounts shown in column (e) reflect the cash severance and estimated cost to V2X of the continuation of benefits under the Senior Executive Severance Pay Plan, which would have been as follows: Mr. Prow ($2,231,250 the combination of the CEO’s base salary and target annual incentive opportunity multiplied by the months of severance earned under the Plan and $14,628); Ms. Lynch ($500,000 and $17,433); Mr. Boyington ($583,000 and $0); Mr. Beard ($346,777 and $398); and Mr. Mendoza ($300,644 and $398). Amounts shown in column (f) reflect the cash severance and estimated cost to V2X of the continuation of benefits under the Special Senior Executive Severance Pay Plan, which would have been as follows: Mr. Prow ($4,462,500 and $30,497) and Ms. Lynch ($1,750,000 and $36,063). At December 31, 2022, Messrs. Boyington, Beard and Mendoza were not covered under the Special Senior Executive Severance Pay Plan.
(2)
Amounts shown in columns (c), (d), (e) and (f) for the 2021-2023 TSR awards are based on actual performance for the year ended December 31, 2021 and for the period of January 1, 2022 to July 5, 2022, and target performance (100%) for the period of July 5, 2022 through December 31, 2022 and for the remaining two measurement periods, with the amount in column (e) prorated to reflect the 2/3 of the performance period that would have been completed on December 31, 2022. Amounts shown in columns (c), (d), (e) and (f) for the 2022-2024 TSR awards are based on actual performance for the period of January 1, 2022 to July 5, 2022 and target performance (100%) for the period of July 5, 2022 through December 31, 2022 and for the remaining three measurement periods, with the amount in column (e) prorated to reflect the 1/3 of the performance period that would have been completed on December 31, 2022. At December 31, 2022, Mr. Prow was eligible for retirement treatment (age 60 with 5 years of service) for purposes of his outstanding TSR awards.

(3)
Amounts shown in columns (c), (d) and (f) reflect the market value of unvested RSUs based on a $41.29 per share value, the closing price of V2X common stock on December 30, 2022. Amounts shown in column (e) for legacy Vectrus NEOs reflect the prorated portion of the unvested RSUs based on the number of full months of employment between the grant date and the end of the applicable vesting period. At December 31, 2022, Mr. Prow was eligible for retirement treatment (age 60 with 5 years of service) for purposes of his outstanding RSUs. Amounts shown in such columns for the legacy Vertex NEOs indicate the value of the RSU awards granted in connection with the Merger upon full vesting on such date, which would occur per their terms upon the recipient’s death or disability or a termination without cause or for good reason, as such terms are defined in the award agreement.

CEO PAY RATIO
In accordance with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to calculate and report an estimate of the ratio of the total compensation of our CEO to the total compensation of our median employee. The intended purpose of the disclosure is to provide a reasonable measure of the relationship of pay between the CEO and the median paid employee. Our CEO’s compensation is discussed in detail in “2022 Compensation Information for NEOs” earlier in this Proxy Statement. The Company believes its compensation philosophy and process represent a responsible approach toward CEO pay. The required disclosure is presented as follows:
Median Employee Total Annual Compensation:	$70,988
CEO Total Annual Compensation:	$4,619,679
Ratio of CEO Pay to Median Employee Compensation:	65.1 to 1.0
In determining the median employee, the Company prepared a listing of all employees as of October 31, 2022. This includes U.S. and non-U.S. employees who were full-time, part-time or temporary employees and those on an approved leave of absence. Approximately 6,500 subcontractors were not included in the analysis because they are not employed by the Company and their compensation is determined by unaffiliated third parties. The data examined were W-2 wages or foreign equivalent compensation paid from November 1, 2021 through October 31, 2022. The median was calculated directly from the arrayed data using taxable wages as the chosen consistently applied compensation measure. Once the median employee was determined, annual total compensation was calculated for that individual using the Summary Compensation Table rules for both the CEO and the median employee. As of October 31, 2022, the Company employed approximately 14,100 persons, excluding the CEO and subcontractors.
PAY VERSUS PERFORMANCE
EXECUTIVE COMPENSATION
Our compensation philosophy is to support V2X’s business strategy within the principles of competitiveness, full disclosure and consistent alignment with long-term value creation. We believe our philosophy encourages individual and group behaviors that balance risk and reward while supporting sustained growth and earnings performance. A substantial portion of our executive compensation is tied to the Company’s internal business and financial performance and share price performance. If internal business and financial performance or share price performance falls below identified thresholds, at-risk incentive compensation is reduced or not paid at all.

As required by Item 402(v) of Regulation S-K, the following table and accompanying footnotes and discussion provide certain information regarding executive compensation and measures of Company performance in the last three fiscal years.
Pay Versus Performance Table
Fiscal Year(1)	Summary Compensation Table Total for CEO ($)(2)	Compensation Actually Paid for CEO ($)(3)	Average Summary Compensation Table Total for Non-CEO NEOs ($)(4)	Average Compensation Actually Paid for Non-CEO NEOs ($)(5)	Value of Initial Fixed $100 Investment Based on:		GAAP Net Income ($)(8)	Adjusted Diluted Earnings Per Share ($)(9)
					Company Total Shareholder Return ($)(6)	Peer Group Total Shareholder Return ($)(7)
2022	4,619,679	4,505,434	6,866,764	8,171,106	80.55	101.87	(14,330,000)	4.16
2021	4,083,541	3,185,883	1,049,196	854,711	89.29	107.72	45,728,000	3.96
2020	3,441,257	3,301,633	1,011,132	993,030	97.00	105.62	36,951,000	3.09

(1)
Year-ended December 31.

(2)
Amounts in this column reflect the total compensation as reported in the Summary Compensation Table for Charles L. Prow, President and Chief Executive Officer.

(3)
Amounts in this column reflect the Summary Compensation Table total for Charles L. Prow, President and Chief Executive Officer minus the value of Stock Awards and Option Awards granted in the year (as reported in the Summary Compensation Table), plus the fair value of equity awards at year-end for awards granted in the year, the change in fair value of equity awards at year-end (from the end of the prior year) for equity awards granted in previous years, the fair value of equity awards on the vest date for equity awards which were granted and vested in the year, and the change in fair value of equity awards at year-end (from the vest date) for equity awards which vested in the year. For a reconciliation, see the table below.

(4)
Amounts in this column reflect the average total compensation as reported in the Summary Compensation Table for the following Non-CEO NEOs:

•
for fiscal year 2022, Susan D. Lynch, SVP and Chief Financial Officer, John “Ed” Boyington, Jr. President, Vertex Aerospace LLC, William W. Beard, SVP, Aerospace Solutions and Richard Mendoza, SVP and Chief People Officer;

•
for fiscal year 2021, Susan D. Lynch, SVP and Chief Financial Officer, Susan L. Deagle, SVP, Growth and Enterprise Operations, David A. Hathaway, SVP, Vectrus Programs, Kevin T. Boyle, SVP, Chief Legal Officer and General Counsel and Kenneth W. Shreves, SVP, Organic Growth and Operational Enablement; and

•
for fiscal year 2020, Susan D. Lynch, SVP and Chief Financial Officer, Susan L. Deagle, SVP, Growth and Enterprise Operations, David A. Hathaway, SVP, Vectrus Programs and Kevin T. Boyle, SVP, Chief Legal Officer and General Counsel.

Amounts also reflect the one-time Vertex Merger Grant in 2022 that impacts the average Summary Compensation Table total for Non-CEO NEOs in 2022.
(5)
Amounts in this column reflect the average Summary Compensation Table total for all Non-CEO NEOs (as disclosed in footnote 4 above) minus the value of Stock Awards and Option Awards granted in the year (as reported in the Summary Compensation Table), plus the fair value of equity awards at year-end for awards granted in the year, the change in fair value of equity awards at year-end (from the end of the prior year) for equity awards granted in previous years, the fair value of equity awards on the vest date for equity awards which were granted and vested in the year, and the change in fair value of equity awards at year-end (from the vest date) for equity awards which vested in the year. Amounts also reflect the one-time Vertex Merger Grant in 2022 that impacts the average Compensation Actually Paid for the Non-CEO NEOs for 2022. For a reconciliation, see the table below.

(6)
As of year-ended December 31, assuming an initial investment of $100 on December 31, 2019.

(7)
Reflects S&P Aerospace and Defense Select Industry Index.

(8)
As of year-ended December 31.

(9)
Year-ended December 31.

The following tables provide reconciliations of the CEO’s and the average non-CEO NEOs’ compensation reported in the Summary Compensation Table (“SCT”) to compensation actually paid (“CAP”), each as described in the table above and the accompanying footnotes.
CEO SCT Total to CAP Reconciliation
Fiscal Year	Salary ($)	Bonus and Non-Equity Incentive Compensation ($)	Other Compensation ($)(1)	SCT Total ($)	Deductions from SCT Total ($)(2)	Additions to SCT Total ($)(3)	CAP ($)
2022	831,310	1,251,965	36,391	4,619,679	(2,500,013)	2,385,768	4,505,434
2021	764,619	1,185,106	33,844	4,083,541	(2,099,972)	1,202,314	3,185,883
2020	738,467	769,400	33,371	3,441,257	(1,900,019)	1,760,395	3,301,633

(1)
Reflects “all other compensation” reported in the SCT for each year shown.

(2)
Represents the grant date fair value of equity-based awards granted each year. We do not offer a pension plan, therefore, no adjustment for pension value needed.

(3)
Reflects the value of equity calculated in accordance with the SEC methodology for determining CAP for each year shown.

Average Non-CEO NEOs SCT Total to CAP Reconciliation
Fiscal Year	Salary ($)	Bonus and Non-Equity Incentive Compensation ($)	Other Compensation ($)(1)	SCT Total ($)	Deductions from SCT Total ($)(2)	Additions to SCT Total ($)(3)	CAP ($)
2022	286,439	410,925	15,530	6,866,764	(6,153,870)	7,458,212	8,171,106
2021	375,981	298,504	13,706	1,049,196	(361,005)	166,520	854,711
2020	397,271	235,775	15,577	1,011,132	(362,509)	344,407	993,030

(1)
Reflects “all other compensation” reported in the SCT for each year shown.

(2)
Represents the grant date fair value of equity-based awards granted each year. We do not offer a pension plan, therefore, no adjustment for pension value needed.

(3)
Reflects the value of equity calculated in accordance with the SEC methodology for determining CAP for each year shown.

As required by Item 402(v) of Regulation S-K, the following graphs illustrate the relationship (in each case for the 2020 – 2022 period) between (1) our total shareholder return and that of the S&P Aerospace and Defense Select Industry Index and (2) the compensation actually paid to our CEO and other NEOs versus each of our TSR, our net income and our Adjusted Diluted EPS.
Company TSR versus Peer Group TSR
CAP versus TSR

CAP versus Net Income/(Loss)
CAP versus Adjusted Diluted EPS

Most Important Performance Measures to Determine CAP for 2022
The five items listed below represent the most important metrics we used to determine CAP for 2022 as further described in our “Compensation Discussion and Analysis.”
Most Important Performance Measures
Adjusted Diluted Earnings Per Share
Days Sales Outstanding
Revenue
New Business
Individual Strategic Achievements

HOW TO ATTEND THE VIRTUAL 2023 ANNUAL MEETING OF
SHAREHOLDERS
To be admitted to the 2023 Annual Meeting, please visit www.virtualshareholdermeeting.com/VVX2023. When prompted, you must enter the 16-digit control number found on your proxy card, voting instruction form or notice you receive with these proxy materials. You may vote or ask questions during the 2023 Annual Meeting by following the instructions available on www.virtualshareholdermeeting.com/VVX2023. Persons without a control number may attend the 2023 Annual Meeting as guests, but they will not have the option to vote shares or ask questions. Whether or not you plan to attend the 2023 Annual Meeting, we urge you to vote and submit your proxy in advance of the 2023 Annual Meeting by one of the methods described in these proxy materials.
You may begin to log into the virtual meeting platform at www.virtualshareholdermeeting.com/VVX2023 and enter your control number beginning at 7:45 a.m. Eastern Time on May 4, 2023. The meeting platform is fully supported across browsers (Firefox, Chrome, Microsoft Edge, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting. A replay of the webcast will be available on the Investor Relations page of the Company’s website 24 hours after the 2023 Annual Meeting at https://www.gov2x.com (under “Investors”) until May 4, 2024.

V2X, INC.7901 JONES BRANCH DRIVESUITE 700MCLEAN, VA 22102 SCAN TOVIEW MATERIALS & VOTE VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have yourproxy card in hand when you access the web site and follow the instructions to obtain yourrecords and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/VVX2023You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxycard in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYD96558-P84279 V2X, INC.THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3. 1. Election of Three Class III Directors Nominees: For Against Abstain 1a. John Edward Boyington, Jr.1b. Melvin F. Parker1c. Stephen L. Waechter 2. Ratification of the appointment of RSM US LLP as the V2X, Inc. Independent Registered Public Accounting Firm for 2023. 3. Approval, on an advisory basis, of the compensation paid to our named executive officers. For Against Abstain Please indicate if you plan to virtually attend this meeting Please sign your name(s) exactly as it/they appear(s) hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your titleas such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation or partnership, please sign in full corporate orpartnership name by duly authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date Yes No

SIDEV2X, INC.Annual Meeting of Shareholders8:00 a.m., Eastern Time, May 4, 2023Virtual Shareholder Meetingwww.virtualshareholdermeeting.com/VVX2023PLEASE PRESENT THE 16 DIGIT CONTROL NUMBER FOUND ON THIS CARD TO ENTER TO THEVIRTUAL MEETING ROOMNote: If you plan to virtually attend the Annual Meeting of Shareholders, please so indicate by marking the appropriate box on the attached proxy card. If you plan to attend the Annual Meeting of Shareholders through the virtual meeting platform, please keep this Admission Ticket, as you will be required to enter the 16-digit control number found on your proxy card to access the virtual meeting platform. The use of video, still photography or audio recording at the Annual Meeting of Shareholders is not permitted. Your compliance is appreciated.This Admission Ticket should not be returned with your proxy but should be retained as you will need it to gain access to the virtual Annual Meeting of Shareholders.SEC Proxy Access Notice P84279Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be held onMay 4, 2023 at 8:00 a.m. virtually at www.virtualshareholdermeeting.com/VVX2023The proxy materials for the V2X 2023 Annual Meeting of Shareholders, including the 2023 Proxy Statement and the 2022 Annual Report to Shareholders, are available on the Internet. To view these proxy materials, please visitwww.proxyvote.com. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OFV2X, INC. FOR THEANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 4, 2023 AT 8:00 AM ETThe shareholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) Kevin T. Boyle and Charles L. Prow, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this form, all of the shares of Common Stock of V2X, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 8:00 a.m., Eastern Time, on May 4, 2023 virtually at www.virtualshareholdermeeting.com/VVX2023, and any adjournments, postponements or continuations thereof.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. In either case, if this form is signed and returned, the proxies will be authorized to vote in their discretion on any other matters that may be presented for a vote at the Annual Meeting of Shareholders.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPECONTINUED AND TO BE DATED AND SIGNED ON REVERSE SIDE